UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2368

Name of Registrant: Vanguard Fixed Income Securities Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2009 – January 31, 2010

Item 1: Reports to Shareholders

Vanguard U.S. Government Bond Funds
Annual Report

January 31, 2010

Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund

> Returns for the Vanguard U.S. Government Bond Funds ranged from about 7% for the GNMA Fund to about –1% for the Long-Term Treasury Fund.

> All of the funds outpaced or were in line with their respective benchmark indexes, but their performances were mixed when compared with the average returns of peer-group funds.

> Shorter-term U.S. Treasury yields fell, and intermediate- and long-term yields rose.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	13
Short-Term Treasury Fund.	17
Short-Term Federal Fund.	30
Intermediate-Term Treasury Fund.	45
GNMA Fund.	58
Long-Term Treasury Fund.	73
About Your Fund’s Expenses.	88
Glossary.	91

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.90%	1.60%	0.90%	2.50%
Admiral™ Shares	1.02	1.70	0.90	2.60
Barclays Capital U.S. 1–5 Year Treasury Bond
Index				1.95
Short-Term U.S. Treasury Funds Average				1.80
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard Short-Term Federal Fund
Investor Shares	1.42%	2.39%	1.62%	4.01%
Admiral™ Shares	1.54	2.50	1.62	4.12
Barclays Capital U.S. 1–5 Year Government
Bond Index				2.56
1–5 Year Government Funds Average				4.51
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	2.65%	3.10%	-0.39%	2.71%
Admiral™ Shares	2.77	3.23	-0.39	2.84
Barclays Capital U.S. 5–10 Year Treasury Bond
Index				0.47
General U.S. Treasury Funds Average				-0.61
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Vanguard GNMA Fund
Investor Shares	2.53%	3.94%	2.87%	6.81%
Admiral™ Shares	2.65	4.05	2.87	6.92
Barclays Capital U.S. GNMA Bond Index				6.78
GNMA Funds Average				8.90

GNMA Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

1

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	4.13%	3.98%	-5.33%	-1.35%
Admiral™ Shares	4.25	4.10	-5.33	-1.23
Barclays Capital U.S. Long Treasury Bond
Index				-2.19
General U.S. Treasury Funds Average				-0.61

General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2

Your Fund’s Performance at a Glance

January 31, 2009 , Through January 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.89	$10.81	$0.170	$0.177
Admiral Shares	10.89	10.81	0.182	0.177
Vanguard Short-Term Federal Fund
Investor Shares	$10.81	$10.81	$0.253	$0.174
Admiral Shares	10.81	10.81	0.264	0.174
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.78	$11.28	$0.354	$0.452
Admiral Shares	11.78	11.28	0.369	0.452
Vanguard GNMA Fund
Investor Shares	$10.53	$10.76	$0.402	$0.072
Admiral Shares	10.53	10.76	0.413	0.072
Vanguard Long-Term Treasury Fund
Investor Shares	$12.21	$11.15	$0.474	$0.438
Admiral Shares	12.21	11.15	0.489	0.438

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Chairman’s Letter

Dear Shareholder:

In an abrupt about-face from a year earlier, investors strongly embraced risk during the 12 months ended January 31, 2010. The extraordinary demand for the safe haven of U.S. Treasury securities that characterized 2008 reversed in favor of twin rallies in corporate bonds and stocks.

As investors exited the Treasury market, the prices of intermediate- and long-term Treasuries declined, boosting yields. Long-term yields were also influenced by expectations of economic growth. Yields of shorter-maturity Treasuries moved little, as the Federal Reserve kept short-term interest rates close to zero.

In this environment of relatively limited opportunities, all of Vanguard’s U.S. Government Bond Funds either outpaced or were in line with their respective benchmark indexes. Their performances were mixed compared with the average returns of peers.

Vanguard’s three Treasury funds—Short-Term, Intermediate-Term, and Long-Term—outperformed their benchmarks. Returns for the Short-Term and Intermediate-Term Funds were roughly the same: 2.50% and 2.71%, respectively, for Investor Shares (Admiral Shares were 2.60% and 2.84%). The Long-Term Treasury Fund Investor Shares returned –1.35% for the year (Admiral Shares, –1.23%).

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A different set of forces was at work in the market for government-agency mortgage-backed securities, a focus of the Short-Term Federal Fund and the primary focus of the GNMA Fund. The prices of these securities were supported by a Federal Reserve program designed to keep mortgage rates low by purchasing as much as $1.25 trillion of mortgage-backed securities. (The program is scheduled to expire on March 31, 2010.) Deft security selection by the funds’ advisors helped the Short-Term Federal Fund to outperform its benchmark return. The GNMA Fund performed roughly in line with its benchmark. The Short-Term Federal Fund Investor Shares returned 4.01% (Admiral Shares, 4.12%), and the GNMA Fund Investor Shares returned 6.81% (Admiral Shares, 6.92%).

Remarkable rally loses steam at year-end
The rally in stocks and corporate bonds started midway into the first fiscal quarter. The broad U.S. stock market returned about 36% for the 12 months through January 31. Stocks began the fiscal period under severe pressure from the global financial crisis and a stalled U.S. economy. After a dismal showing in February 2009, however, U.S. equities turned the corner in early March and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the nine months, the federal government’s stimulus plan took hold, companies began to repair their balance sheets, and investors increased their appetite for risk—the riskier the better, it seemed.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

CPI
Consumer Price Index	2.63%	2.30%	2.59%

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The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter that the recession appeared to be ending; however, double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Bond returns traced very different courses
The U.S. government’s monetary policies also soothed parts of the bond market as the fiscal year progressed. At the start of the period, the difference between the yields of corporate bonds and those of U.S. Treasuries had widened to near levels last seen in the 1930s, an indication of just how unwilling investors were to take on risk. As the threat of a depression receded, however, confidence returned and investors flocked to the lowest-quality,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.22%	0.12%	0.49%
Short-Term Federal Fund	0.22	0.12	0.89
Intermediate-Term Treasury Fund	0.25	0.12	0.55
GNMA Fund	0.23	0.13	0.98
Long-Term Treasury Fund	0.25	0.12	0.55

The fund expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the expense ratios were: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares; for the Long-Term Treasury Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2009.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, 1–5 Year Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

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highest-yielding bonds, passing over conservative Treasuries, the previous year’s favorite.

For the 12 months ended January 31, 2010, the broad investment-grade taxable market returned 8.51%. This reflected a surge of about 18% in its corporate bond component (as tracked by the Barclays Capital U.S. Credit Index) in contrast to Treasury returns that were negative to lackluster, depending on maturity. Non-investment-grade high-yield corporates delivered a stunning 51%, while municipal bonds returned about 9%.

While the Federal Reserve’s monetary policies seemed to help the stock market and most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending,

Total Returns
Ten Years Ended January 31, 2010

Average
Annual Return
Short-Term Treasury Fund Investor Shares	5.04%
Barclays Capital U.S. 1–5 Year Treasury Bond Index	5.15
Short-Term U.S. Treasury Funds Average	4.28
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
Short-Term Federal Fund Investor Shares	5.27%
Barclays Capital U.S. 1–5 Year Government Bond Index	5.26
1–5 Year Government Funds Average	4.40
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
Intermediate-Term Treasury Fund Investor Shares	6.98%
Barclays Capital U.S. 5–10 Year Treasury Bond Index	6.94
General U.S. Treasury Funds Average	6.21
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
GNMA Fund Investor Shares	6.47%
Barclays Capital U.S. GNMA Bond Index	6.52
GNMA Funds Average	5.81
GNMA Funds Average: Derived from data provided by Lipper Inc.
Long-Term Treasury Fund Investor Shares	7.57%
Barclays Capital U.S. Long Treasury Bond Index	7.71
General U.S. Treasury Funds Average	6.21
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

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a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year. Although the Fed said it planned to maintain those rates for an “extended period,” it recently indicated that it was ready to wind down emergency measures.

Some Treasury yields rise as investors’ risk appetite grows
Treasury securities can be thought of as a risk weathervane. Typically, when caution is in the driver’s seat, Treasury yields decline relative to the rates on other fixed income investments. Such was the case in 2008, when investors, fearful that the financial system would implode, rushed to Treasuries’ perceived safe haven. When investor confidence—and a willingness to take risk—returns, demand for Treasuries typically drops, and their yields rise relative to other fixed income securities. This was the story during the past 12 months.

Vanguard’s three Treasury funds made the most of this challenging environment through prudent portfolio management and the use of selected positions at the margins of their nearly all-Treasury portfolios. For example, Vanguard Fixed Income Group, the funds’ advisor, sold modest positions—built up in late 2008—in Treasury Inflation-Protected Securities (TIPS) and Fannie Mae and Freddie Mac mortgage-backed securities (MBS) and bonds, which enhanced performance relative to the funds’ benchmarks. By the end of the period, the advisor had eliminated these positions and redeployed the assets in conventional Treasuries.

Yields
	30-Day SEC Yields on
	January 31,	January 31,
Bond Fund (Investor Shares)	2009	2010
Short-Term Treasury	1.51%	0.90%
Short-Term Federal	2.04	1.42
Intermediate-Term Treasury	2.19	2.65
GNMA	4.45	2.53
Long-Term Treasury	3.33	4.13

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The advisor also used a more routine tactic, that of adjusting the funds’ durations (a measure of interest rate sensitivity) compared with their benchmarks. The advisor shortened all three funds’ durations, which can help returns when yields rise, as they did for the Intermediate-Term and Long-Term Treasury Funds. The prices of the Intermediate-Term Fund’s holdings fell slightly, while prices of the Long-Term Fund’s holdings fell about 5%. When the offsetting effect of interest income is considered, however, the Intermediate-Term Fund returned 2.71%, and the Long-Term Fund returned –1.35%. The shortened duration wasn’t as helpful for the Short-Term Treasury Fund. Shorter-term yields declined as the Fed maintained a low-interest-rate policy for the fiscal year, with Fed tightening not expected in the near future. Even so, the Short-Term Treasury Fund reported a gain of about 1% in the prices of its holdings and a total return of 2.50%. (All returns are for Investor Shares.)

The Short-Term Federal Fund primarily invests (at least 80% of assets) in bonds issued by the Treasury and federal agencies, including Fannie Mae and Freddie Mac. The fund outpaced its benchmark through its selection of agency issues and by lightening its holdings of traditional Treasuries. The Short-Term Federal Fund benefited from the advisor’s shortened duration, and from adding some TIPS and Fannie Mae and Freddie Mac MBS.

In absolute terms, the GNMA Fund was the best performer of the Vanguard U.S. Government Bond Funds. Its return was in line with that of its benchmark but behind the average return of peer funds. Aiding its performance was the advisor’s decision to emphasize higher-coupon securities. Such positioning is not without risk: The higher-rate mortgages backing these securities are more likely to be paid off early, forcing the fund to reinvest the proceeds at lower rates. The advisor’s strategy paid off: Because of housing market woes, prepayment rates were lower than many expected given the relatively low level of mortgage rates.

As the fiscal year drew to a close, the advisor began adding modest positions in Fannie Mae and Freddie Mac MBS to the portfolio, while maintaining the fund’s mandate to keep at least 80% of its assets in GNMAs. This step is providing the fund with wider opportunities and diversification possibilities.

Many of these Fannie Mae and Freddie Mac issues, as well as GNMAs, are in the form of “to be announced” (TBA) securities. TBAs can also complicate measures of the GNMA Fund’s yield because it appears that its typical yield premium over, for example, an intermediate-term Treasury fund, has vanished, when it hasn’t. (See Investment insight box on page 10 for more details.)

9

Investment insight

GNMA securities have typically provided higher yields than U.S. Treasury bonds of similar maturities (Chart 1). At the end of January, however, the GNMA Fund reported a lower 30-day SEC yield than the Vanguard Intermediate-Term Treasury Fund, an unusual development.

The yield premium appears to have vanished because the GNMA Fund purchased “to be announced” (TBA) securities, which pay no current income and thus reduce the SEC yield. TBA securities represent an agreement to buy mortgage-backed securities 30 to 180 days in the future. These agreements specify the face values, coupons, interest rates, and maturities of the securities to be purchased. The expected value of these agreements is captured in the fund’s yield to maturity. Based on this more comprehensive measure, the expected relationship between the GNMA and Treasury funds remains intact (Chart 2).

Chart 1—The SEC Yield view

Note: Yields are as of month end.

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Low costs and advisor skill are keys to long-term results
A single year is not a solid test of an advisor’s skill. It’s always helpful to view performance over longer time periods, which encompass a variety of financial challenges. The funds’ advisors—Wellington Management Company, LLP, for the GNMA Fund and Vanguard’s Fixed Income Group for the others—clearly pass the longer-term test, as evidenced by the funds’ ten-year returns.

Because of the advisors’ skill, the Vanguard U.S. Government Bond Funds have outperformed the average returns of their competitors. The funds have also kept pace with the returns of their market benchmarks, which are unmanaged indexes that incur no real-world operating costs.

Vanguard’s funds and their competitors incur those costs, of course. Admittedly, Vanguard advisors start out with an unusual advantage in the mutual fund world: Those costs are low. Our funds’ expense ratios—reflecting expenses as a percentage of average net assets—range from 0.22% to 0.25% for Investor Shares (and are even lower for Admiral Shares). To match Vanguard’s net returns over long periods, our high-cost competitors would need to be blessed with extraordinary feats of security selection and interest rate forecasting or they would need to take on more credit risk. Such strategies can work, but we don’t believe that their benefits can stand up to the durability of our disciplined portfolio management and low costs.

Bonds can help cushion the volatility of stocks
Bonds provide income, of course. In a diversified portfolio they can often serve an even more important function, helping to cushion the typical volatility in returns that characterizes stocks. Although, historically, stocks have the edge over bonds in terms of annual performance, it’s not unusual for bonds to outperform stocks. (Reflecting the awful stock market of 2008, as of January 31, 2010, the ten-year average annual return of bonds was 6.53% and that of stocks was –0.09%.)

History teaches us that trying to anticipate any market’s ups and downs can be a costly, and futile, exercise. The more important history lesson is that a balanced

11

and diversified portfolio of stocks and bonds can help cushion the effects of a disappointing year in either of those asset classes.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of its funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2010

12

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds; and the Short-Term Federal Fund

For the fiscal year ended January 31, 2010, returns for the Vanguard Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from –1.35% for the Investor Shares of the Long-Term Treasury Fund to 4.12% for the Admiral Shares of the Short-Term Federal Fund. By contrast, rallies in the broad stock markets, in the U.S. and abroad, and in the corporate bond market produced strong double-digit returns. The funds outpaced their benchmark indexes. The Short-Term and Intermediate-Term Treasury Funds outpaced the average returns of their peer groups, while the Short-Term Federal and Long-Term Treasury Funds trailed the average returns of their peer groups.

The investment environment
High unemployment and challenging economic conditions combined to keep any expectations of rising interest rates in check. The Federal Reserve held its target rate near 0% and flooded the financial system with cash through its purchases of Treasury and agency bonds, and agency mortgage-backed securities.

With little prospect of Fed tightening on the horizon, 2-year Treasuries remained well anchored and yields declined only 12 basis points to finish the period at 0.83%. However, 30-year rates moved off their near-apocalyptic lows, as sentiment shifted from depression-like conditions to one of a foreseeable recovery. Thirty-year Treasuries rose 91 basis points to close the period at 4.51%, returning to their range before the Lehman Brothers bankruptcy.

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2009	2010
2 years	0.95%	0.83%
3 years	1.34	1.37
5 years	1.87	2.35
10 years	2.84	3.61
30 years	3.60	4.51
Source: Vanguard.

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The yield spread between 2- and 30-year Treasuries closed the fiscal year at 368 basis points, exceeding the highest spread achieved in 2003, which was the last period when the Fed kept interest rates exceptionally low for a prolonged period.

To accommodate the growing budget deficit, the U.S. Treasury increased the size and frequency of its auctions, and brought back the 7-year note. Adding to pressure on yields further out the curve, the Treasury increased the amount of debt issued in 10- and 30-year maturities.

For the debt of government-sponsored enterprises (GSEs) and agency mortgage-backed securities (MBS), it was a year of recovery. Their spreads, compared with Treasuries, narrowed dramatically, largely because of the Fed’s MBS purchase program and the Treasury’s support of Fannie Mae and Freddie Mac following their takeover by the federal government in the fall of 2008.

Looking ahead, most signs indicate that the economy may have bottomed, but the rebound is unlikely to follow the path of prior recoveries. Consumers are showing a renewed preference for saving, and structural changes in employment will prevent the unemployment rate from returning to precrisis levels for an extended period.

Management of the Treasury funds
Among our Treasury funds, declining inflation expectations created opportunities in 2008 to purchase Treasury Inflation-Protected Securities (TIPS) at exceptionally narrow spreads to nominal Treasury debt. The TIPS market has since recovered, and spreads to nominal Treasury debt have returned to their pre-Lehman levels. We used this opportunity to sell these positions.

In addition, in the Treasury funds, we regained the confidence to boost their exposure to GSE and MBS securities following a severe sell-off in these securities and the Federal Reserve’s announcement of its intent to purchase $700 billion of these assets. After the Fed nearly completed its purchases and spreads narrowed, we sold these positions.

Management of the Short-Term Federal Fund
We positioned Short-Term Federal Fund to take advantage of the dramatic spread tightening during the year. We added to its agency MBS and agency debt and correspondingly de-emphasized U.S. Treasury securities. The fund took maximum advantage of the opportunity to purchase new-issue agency debt at cheap valuations and sell the same securities to the Fed at aggressive valuations.

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Compared with Treasuries, yields of agency debt and agency MBS are at historically tight levels. While the end of Fed purchases in both sectors will be less supportive of valuations, government support for the GSEs has never been stronger, and yield spreads compared with Treasuries should remain tighter than historical levels.

We will continue to closely monitor housing- and GSE-related policy changes and assess their impact on valuations and our outlook. And we will continue to monitor securities in the agency and MBS sectors and take advantage of relative value opportunities as they arise.

Kenneth E. Volpert, CFA
Principal and Head of Taxable Bond Group

David R. Glocke, Principal

Ronald M. Reardon, Principal

Vanguard Fixed Income Group

February 12, 2010

For the GNMA Fund
For the 12 months ended January 31, Vanguard GNMA Fund returned 6.81% for Investor Shares and 6.92% for Admiral Shares. The fund performed generally in line with its benchmark index. The fund trailed the average return of its fund peers, which boosted their mortgage exposure through investments that we do not make, such as levered collateralized mortgage obligations and nonagency residential and commercial mortgage-backed securities.

The investment environment
The financial markets continued to march toward some normality during the past year. As risky assets like stocks did very well, Treasuries generally suffered as interest rates rose amid reduced investor appetite for substantial safety. The average Treasury bond’s price fell even as corporate bond prices rose markedly. GNMAs, despite having the same credit backing as Treasuries, were able to rise modestly in price and generate a return that exceeded their yield.

As was the case in each of the past two years, we are cautioning against extrapolating the prior year’s return and investment environment. Over the past three years, the fund has benefited from a fairly benign interest rate environment and generated almost 7% per year for shareholders. Yields are lower today. The GNMA sector is yielding less than 4%. We believe that return expectations should be realistically adjusted downward to reflect today’s low-rate environment.

Fund successes
The fund continues to produce an attractive return versus short-term alternatives while neither increasing risk nor compromising liquidity. Our quantitatively based pool-selection process, which

15

identifies the best GNMA pass-through pools to hold, has helped steer us around several problematic corners of the market and add consistent value over time.

Fund shortfalls
The fund has benefited over the long- term from its focus on GNMA pass-through securities. But during the past 12 months, a bond investor clearly would have been well rewarded by holding securities lower in credit quality. In fact, residential and commercial mortgage securities not backed by U.S. government guarantees were among the best absolute performers, generating returns more similar to the approximately 36% returns from stocks than to the single-digit returns from GNMAs.

Fund positioning
The Federal Reserve’s expanded mortgage purchase program reduced mortgage yield spreads relative to Treasuries. As a result, mortgage yield spreads today are not overly generous and GNMA performance going forward is likely to be tightly correlated to Treasuries, albeit with a starting yield advantage of about 1.5 percentage points. We are not fully invested in GNMAs, leaving us some room to take advantage of what we expect will be wider yield spreads in the year ahead.

The fund’s yield, like the yields on other bond funds, has dropped. It is arguably still generous compared with minuscule cash rates, but we are well aware that GNMAs have a short-to-intermediate duration and would suffer should rates rise. Today’s challenge is satisfying the need for income while controlling for as much risk as possible. Therefore, we are tactically maneuvering overall duration within a range from neutral to defensive relative to the GNMA market, as we are reluctant to take a long duration stance given low absolute rates and the variety of reflationary stimuli at work. As usual, we also continue to refine our pool selection criteria to reflect changing dynamics in housing finance. These efforts help us in two ways—finding pass-through securities that can provide better-than-average yields, while also giving us the flexibility to respond from a position of strength should the environment change in a surprising way.

Thomas L. Pappas, CFA
Senior Vice President and Partner

Wellington Management Company, LLP

February 12, 2010

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Short-Term Treasury Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFISX		VFIRX
Expense Ratio[1]	0.22%		0.12%
30-Day SEC Yield	0.90%		1.02%

Financial Attributes
		Barclays
		U.S. Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	38	87	8,373
Average Quality	Aaa	Aaa/Aaa	Aa1/Aa2
Yield to Maturity
(before expenses)	1.0%	1.2%	3.4%
Average Coupon	1.7%	2.4%	4.6%
Average Duration	2.2 years	2.7 years	4.5 years
Average Effective
Maturity	2.2 years	2.8 years	6.8 years
Short-Term
Reserves	1.8%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Treasury/Agency			98.2%
Short-Term Reserves			1.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays U.S.
	1–5 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.90	0.37
Beta	0.77	0.34

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	4.9%
1 - 3 Years	75.2
3 - 5 Years	19.9

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

17

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Treasury Fund Investor
	Shares	2.50%	4.47%	5.04%	$16,353
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. 1–5 Year Treasury	1.95	4.63	5.15	16,517
	Short-Term Bond Index U.S. Treasury Funds
	Average	1.80	3.88	4.28	15,212
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(2/13/2001)	Investment
Short-Term Treasury Fund Admiral
Shares		2.60%	4.60%	4.60%	$149,633
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.79	165,574
Barclays Capital U.S. 1–5 Year
Treasury Bond Index		1.95	4.63	4.58	149,400
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

18

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
				1–5 Year Treasury
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	6.33%	4.12%	10.45%	10.55%
2002	5.05	1.88	6.93	7.37
2003	3.98	3.43	7.41	7.17
2004	2.56	0.18	2.74	2.55
2005	2.64	-1.79	0.85	0.95
2006	3.20	-1.34	1.86	1.46
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95

Average Annual Total Returns: Periods Ended December 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.44%	4.28%	3.70%	1.22%	4.92%
Admiral Shares	2/13/2001	1.54	4.41	3.53[1]	1.00[1]	4.53[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

19

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.8%)
U.S. Government Securities (96.2%)
	United States Treasury Note/Bond	1.250%	11/30/10	84,000	84,669
	United States Treasury Note/Bond	4.250%	1/15/11	40,000	41,500
	United States Treasury Note/Bond	0.875%	4/30/11	250,000	251,445
	United States Treasury Note/Bond	0.875%	5/31/11	300,000	301,827
	United States Treasury Note/Bond	1.000%	7/31/11	375,000	377,636
	United States Treasury Note/Bond	1.000%	9/30/11	45,000	45,260
	United States Treasury Note/Bond	4.500%	9/30/11	100,000	106,391
	United States Treasury Note/Bond	1.000%	10/31/11	250,000	251,368
	United States Treasury Note/Bond	4.625%	10/31/11	20,000	21,375
1	United States Treasury Note/Bond	1.750%	11/15/11	600,000	611,154
	United States Treasury Note/Bond	0.750%	11/30/11	320,000	320,099
	United States Treasury Note/Bond	4.500%	11/30/11	192,000	205,231
	United States Treasury Note/Bond	1.125%	12/15/11	346,300	348,734
	United States Treasury Note/Bond	1.000%	12/31/11	400,000	401,624
	United States Treasury Note/Bond	4.625%	12/31/11	121,500	130,385
	United States Treasury Note/Bond	1.125%	1/15/12	580,000	583,625
	United States Treasury Note/Bond	1.875%	6/15/12	292,000	297,749
	United States Treasury Note/Bond	1.375%	9/15/12	305,000	306,382
	United States Treasury Note/Bond	1.375%	10/15/12	145,000	145,567
	United States Treasury Note/Bond	1.375%	11/15/12	42,000	42,112
	United States Treasury Note/Bond	3.875%	2/15/13	40,000	43,012
	United States Treasury Note/Bond	3.125%	9/30/13	115,000	120,804
	United States Treasury Note/Bond	2.000%	11/30/13	338,500	341,252
	United States Treasury Note/Bond	1.500%	12/31/13	98,000	96,745
	United States Treasury Note/Bond	1.750%	1/31/14	150,000	149,321
	United States Treasury Note/Bond	1.875%	2/28/14	12,000	11,983
	United States Treasury Note/Bond	1.875%	4/30/14	100,000	99,531
	United States Treasury Note/Bond	2.250%	5/31/14	30,000	30,286
	United States Treasury Note/Bond	2.625%	6/30/14	30,000	30,713
	United States Treasury Note/Bond	2.625%	7/31/14	120,000	122,663
	United States Treasury Note/Bond	2.375%	8/31/14	85,000	85,850
	United States Treasury Note/Bond	2.375%	9/30/14	125,000	126,035
					6,132,328
Agency Bonds and Notes (1.6%)
2	Overseas Private Investment Corp.	7.450%	12/15/10	2,727	2,838
	Private Export Funding Corp.	7.250%	6/15/10	64,080	65,748
	Private Export Funding Corp.	6.070%	4/30/11	29,000	30,990
					99,576

20

	Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Conventional Mortgage-Backed Securities (0.0%)
2,3	Fannie Mae Pool	7.000%	11/1/15–3/1/16	1,008	1,083
2,3	Freddie Mac Gold Pool	5.500%	4/1/16– 5/1/16	459	491
2,3	Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	341	367
					1,941
Total U.S. Government and Agency Obligations (Cost $6,161,850)					6,233,845
	Temporary Cash Investment (1.8%)
	Repurchase Agreement (1.8%)
	BNP Paribas Securities Corp.
	(Dated 1/29/10, Repurchase Value $116,422,000,
	collateralized by U.S. Treasury Bill, 0.000%,
	5/20/10, U.S. Treasury Bond, 6.250%,
	5/15/30, U.S. Treasury Note, 0.875–3.375%,
	5/31/11–11/30/14) (Cost $116,421)	0.110%	2/1/10	116,421	116,421
	Total Investments (99.6%) (Cost $6,278,271)				6,350,266
	Other Assets and Liabilities (0.4%)
	Other Assets				37,598
	Liabilities				(13,422)
					24,176
	Net Assets (100%)				6,374,442

	At January 31, 2010, net assets consisted of:
					Amount
					($000)
	Paid-in Capital				6,274,416
	Undistributed Net Investment Income				—
	Accumulated Net Realized Gains				26,821
	Unrealized Appreciation (Depreciation)
	Investment Securities				71,995
	Futures Contracts				1,210
	Net Assets				6,374,442

	Investor Shares—Net Assets
Applicable to 216,812,679 outstanding $.001 par value shares of
	beneficial interest (unlimited authorization)				2,343,349
	Net Asset Value Per Share—Investor Shares				$10.81

	Admiral Shares—Net Assets
Applicable to 372,967,255 outstanding $.001 par value shares of
	beneficial interest (unlimited authorization)				4,031,093
	Net Asset Value Per Share—Admiral Shares				$10.81

• See Note A in Notes to Financial Statements.
1 Securities with a value of $6,977,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Interest	120,850
Total Income	120,850
Expenses
The Vanguard Group—Note B
Investment Advisory Services	857
Management and Administrative—Investor Shares	4,164
Management and Administrative—Admiral Shares	2,897
Marketing and Distribution—Investor Shares	861
Marketing and Distribution—Admiral Shares	1,115
Custodian Fees	90
Auditing Fees	28
Shareholders’ Reports and Proxies—Investor Shares	243
Shareholders’ Reports and Proxies—Admiral Shares	36
Trustees’ Fees and Expenses	13
Total Expenses	10,304
Net Investment Income	110,546
Realized Net Gain (Loss)
Investment Securities Sold	144,120
Futures Contracts	(16,890)
Realized Net Gain (Loss)	127,230
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(75,494)
Futures Contracts	1,379
Change in Unrealized Appreciation (Depreciation)	(74,115)
Net Increase (Decrease) in Net Assets Resulting from Operations	163,661

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,546	118,030
Realized Net Gain (Loss)	127,230	113,619
Change in Unrealized Appreciation (Depreciation)	(74,115)	23,782
Net Increase (Decrease) in Net Assets Resulting from Operations	163,661	255,431
Distributions
Net Investment Income
Investor Shares	(40,493)	(55,616)
Admiral Shares	(66,661)	(82,373)
Realized Capital Gain[1]
Investor Shares	(42,400)	(25,413)
Admiral Shares	(65,480)	(36,105)
Total Distributions	(215,034)	(199,507)
Capital Share Transactions
Investor Shares	(447,506)	1,079,999
Admiral Shares	116,593	1,246,552
Net Increase (Decrease) from Capital Share Transactions	(330,913)	2,326,551
Total Increase (Decrease)	(382,286)	2,382,475
Net Assets[2]
Beginning of Period	6,756,728	4,374,253
End of Period	6,374,442	6,756,728

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $97,849,000 and $41,671,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($19,959,000).

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.89	$10.80	$10.26	$10.31	$10.45
Investment Operations
Net Investment Income	.175	.251	.444	.436	.331
Net Realized and Unrealized Gain (Loss)
on Investments	.092	.225	.540	(.050)	(.140)
Total from Investment Operations	.267	.476	.984	.386	.191
Distributions
Dividends from Net Investment Income	(.170)	(.283)	(.444)	(.436)	(.331)
Distributions from Realized Capital Gains	(.177)	(.103)	—	—	—
Total Distributions	(.347)	(.386)	(.444)	(.436)	(.331)
Net Asset Value, End of Period	$10.81	$10.89	$10.80	$10.26	$10.31

Total Return[1]	2.50%	4.49%	9.84%	3.82%	1.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,343	$2,812	$1,707	$1,328	$1,369
Ratio of Total Expenses to
Average Net Assets	0.22%	0.21%	0.22%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.62%	2.15%	4.26%	4.24%	3.19%
Portfolio Turnover Rate	130%	156%	120%	114%	93%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.89	$10.80	$10.26	$10.31	$10.45
Investment Operations
Net Investment Income	.187	.262	.457	.452	.348
Net Realized and Unrealized Gain (Loss)
on Investments	.092	.225	.540	(.050)	(.140)
Total from Investment Operations	.279	.487	.997	.402	.208
Distributions
Dividends from Net Investment Income	(.182)	(.294)	(.457)	(.452)	(.348)
Distributions from Realized Capital Gains	(.177)	(.103)	—	—	—
Total Distributions	(.359)	(.397)	(.457)	(.452)	(.348)
Net Asset Value, End of Period	$10.81	$10.89	$10.80	$10.26	$10.31

Total Return	2.60%	4.60%	9.98%	3.98%	2.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,031	$3,945	$2,667	$2,179	$1,964
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.72%	2.25%	4.38%	4.40%	3.35%
Portfolio Turnover Rate	130%	156%	120%	114%	93%

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles fo U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

26

Short-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $1,260,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,233,845	—
Temporary Cash Investments	—	116,421	—
Futures Contracts—Assets[1]	498	—	—
Futures Contracts—Liabilities[1]	(357)	—	—
Total	141	6,350,266	—
1 Represents variation margin on the last day of the reporting period.

At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2010	(1,906)	(415,419)	(928)
5-Year U.S. Treasury Note	March 2010	1,724	200,779	2,138

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

27

Short-Term Treasury Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $13,512,000 from accumulated net realized gains to paid-in capital.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset subsequent inflation adjustments that increased taxable income. The difference became permanent when securities were sold. Through January 31, 2009, the fund had included $19,959,000 of these deferred deflation adjustments in income dividends paid to shareholders. During the year ended January 31, 2010, $3,392,000 of previously deferred deflation adjustments were used to offset inflation adjustments. During the year ended January 31, 2010, the fund realized gains of $16,567,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2010, the fund had short-term and long-term capital gains of $4,124,000 and $25,155,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $1,248,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2010, the cost of investment securities for tax purposes was $6,279,519,000. Net unrealized appreciation of investment securities for tax purposes was $70,747,000, consisting of unrealized gains of $72,445,000 on securities that had risen in value since their purchase and $1,698,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2010, the fund purchased $8,409,393,000 of investment securities and sold $8,952,758,000 of investment securities, other than temporary cash investments.

28

Short-Term Treasury Fund

F. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,280,498	118,033	2,347,445	217,232
Issued in Lieu of Cash Distributions	77,316	7,150	74,925	6,918
Redeemed	(1,805,320)	(166,542)	(1,342,371)	(124,023)
Net Increase (Decrease)—Investor Shares	(447,506)	(41,359)	1,079,999	100,127
Admiral Shares
Issued	1,966,762	181,425	2,655,680	245,419
Issued in Lieu of Cash Distributions	120,281	11,126	104,776	9,673
Redeemed	(1,970,450)	(181,820)	(1,513,904)	(139,757)
Net Increase (Decrease)—Admiral Shares	116,593	10,731	1,246,552	115,335

G. In preparing the financial statements as of January 31, 2010, management considered the impactof subsequent events for potential recognition or disclosure in these financial statements.

29

Short-Term Federal Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VSGBX		VSGDX
Expense Ratio[1]	0.22%		0.12%
30-Day SEC Yield	1.42%		1.54%

Financial Attributes
		Barclays
		U.S.	Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	60	737	8,373
Average Quality	Aaa	Aaa/Aa1	Aa1/Aa2
Yield to Maturity
(before expenses)	1.4%	1.3%	3.4%
Average Coupon	2.4%	2.6%	4.6%
Average Duration	2.2 years	2.5 years	4.5 years
Average Effective
Maturity	1.9 years	2.7 years	6.8 years
Short-Term
Reserves	8.0%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Government Mortgage-Backed			8.0%
Treasury/Agency			84.0
Short-Term Reserves			8.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays U.S.	Barclays
	1–5 Year	Aggregate
	Gov’t Index	Bond Index
R-Squared	0.81	0.69
Beta	0.81	0.46

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	39.6%
1 - 3 Years	31.4
3 - 5 Years	28.5
5 - 7 Years	0.5

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
Ratings: Moody’s Investors Service.

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

30

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Federal Fund Investor
	Shares	4.01%	4.83%	5.27%	$16,712
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. 1–5 Year	2.56	4.71	5.26	16,697
	1–5 Government Year Government Bond Index Funds Average	4.51	3.85	4.40	15,374
1–5 Year Government Funds Average: Derived from data provided by Lipper Inc.
				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(2/12/2001)	Investment
Short-Term Federal Fund Admiral
Shares		4.12%	4.94%	4.74%	$151,510
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.77	165,350
Barclays Capital U.S. 1–5 Year
Government Bond Index		2.56	4.71	4.67	150,572
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

31

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
				1–5 Year Government
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	6.54%	4.37%	10.91%	10.80%
2002	5.34	2.14	7.48	7.52
2003	4.17	2.86	7.03	7.25
2004	2.95	-0.50	2.45	2.62
2005	2.76	-1.78	0.98	1.15
2006	3.31	-1.35	1.96	1.63
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	2.79%	4.65%	4.04%	1.13%	5.17%
Admiral Shares	2/12/2001	2.89	4.75	3.84[1]	0.84[1]	4.68[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

32

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (91.5%)
U.S. Government Securities (3.8%)
	United States Treasury Note/Bond	1.000%	9/30/11	68,400	68,795
	United States Treasury Note/Bond	0.750%	11/30/11	42,500	42,513
	United States Treasury Note/Bond	1.375%	11/15/12	35,500	35,595
	United States Treasury Note/Bond	2.375%	10/31/14	51,000	51,343
					198,246
Agency Bonds and Notes (79.7%)
1	Federal Farm Credit Bank	2.125%	6/18/12	98,500	100,358
1	Federal Farm Credit Bank	2.625%	4/17/14	54,000	54,678
1	Federal Home Loan Banks	5.000%	5/13/11	80,000	84,463
1,2	Federal Home Loan Banks	1.375%	10/19/11	75,000	75,163
1	Federal Home Loan Banks	3.625%	6/8/12	25,000	26,332
1	Federal Home Loan Banks	5.250%	9/13/13	35,000	38,885
1,3	Federal Home Loan Banks	3.625%	10/18/13	50,000	52,912
1	Federal Home Loan Banks	4.875%	11/27/13	35,000	38,657
1	Federal Home Loan Banks	5.250%	6/18/14	22,000	24,689
1,2	Federal Home Loan Mortgage Corp.	2.050%	3/9/11	100,000	100,194
1,2	Federal Home Loan Mortgage Corp.	1.750%	4/20/11	34,645	34,761
1	Federal Home Loan Mortgage Corp.	1.125%	12/15/11	75,000	75,287
1,2	Federal Home Loan Mortgage Corp.	2.375%	2/24/12	100,000	100,128
1	Federal Home Loan Mortgage Corp.	2.125%	3/23/12	96,000	98,146
1,2	Federal Home Loan Mortgage Corp.	1.750%	4/13/12	170,000	170,401
1,2	Federal Home Loan Mortgage Corp.	2.200%	4/20/12	100,000	100,433
1	Federal Home Loan Mortgage Corp.	1.750%	6/15/12	291,000	294,611
1,2	Federal Home Loan Mortgage Corp.	2.000%	6/15/12	50,000	50,274
1,2	Federal Home Loan Mortgage Corp.	1.700%	12/17/12	240,000	240,478
1	Federal Home Loan Mortgage Corp.	1.375%	1/9/13	182,250	181,078
1	Federal Home Loan Mortgage Corp.	5.000%	1/30/14	15,000	16,575
1,2	Federal Home Loan Mortgage Corp.	3.250%	2/18/14	200,000	200,254
1	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	209,500	211,429
1	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	28,000	31,096
1	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	35,000	35,935
1,2	Federal Home Loan Mortgage Corp.	3.625%	8/25/14	12,500	12,687
1	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	25,000	25,286
1	Federal National Mortgage Assn.	1.000%	11/23/11	121,000	121,265

33

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal National Mortgage Assn.	0.875%	1/12/12	199,750	199,508
1	Federal National Mortgage Assn.	1.875%	4/20/12	48,000	48,805
1,2	Federal National Mortgage Assn.	2.150%	5/4/12	50,000	50,228
1	Federal National Mortgage Assn.	4.875%	5/18/12	500	542
1,2	Federal National Mortgage Assn.	2.000%	9/28/12	100,000	100,556
1,2	Federal National Mortgage Assn.	1.750%	12/28/12	50,000	50,127
1	Federal National Mortgage Assn.	1.750%	2/22/13	437,250	438,426
1	Federal National Mortgage Assn.	2.750%	2/5/14	195,500	199,985
1,2	Federal National Mortgage Assn.	3.375%	3/10/14	120,000	120,400
1	Federal National Mortgage Assn.	2.750%	3/13/14	50,000	51,096
1,2	Federal National Mortgage Assn.	3.300%	7/30/14	30,000	30,297
1,2	Federal National Mortgage Assn.	3.500%	8/25/14	45,000	45,616
1	Federal National Mortgage Assn.	3.000%	9/16/14	66,000	67,635
1,2	Federal National Mortgage Assn.	4.125%	2/11/15	13,200	13,212
1,2	Federal National Mortgage Assn.	5.550%	2/16/17	206,859	207,279
					4,220,167
Conventional Mortgage-Backed Securities (6.1%)
1,2	Fannie Mae Pool	4.000%	1/1/25 –2/1/25	16,500	16,807
1,2	Fannie Mae Pool	5.000%	8/1/20–12/1/23	102,654	109,434
1,2	Fannie Mae Pool	5.500%	11/1/21–12/1/22	39,900	42,716
1,2	Fannie Mae Pool	6.000%	4/1/17	5,200	5,618
1,2	Fannie Mae Pool	6.500%	10/1/10–9/1/16	8,696	9,396
1,2	Fannie Mae Pool	7.500%	3/1/15–8/1/15	356	380
1,2	Fannie Mae Pool	8.000%	10/1/14–9/1/15	1,578	1,714
1,2	Freddie Mac Gold Pool	4.500%	5/1/23–2/1/25	56,317	59,376
1,2	Freddie Mac Gold Pool	5.000%	7/1/23–2/1/25	25,221	26,689
1,2	Freddie Mac Gold Pool	5.500%	2/1/16–11/1/17	18,256	19,974
1,2	Freddie Mac Gold Pool	6.000%	1/1/14–3/1/24	29,934	32,185
1,2	Freddie Mac Gold Pool	6.500%	9/1/11	71	72
					324,361
Nonconventional Mortgage-Backed Securities (1.9%)
[1],2,[4] Fannie Mae Pool		2.803%	6/1/33	4,285	4,399
1,2	Fannie Mae Pool	3.277%	10/1/33	4,533	4,684
1,2	Fannie Mae Pool	3.444%	9/1/33	9,784	10,144
1,2	Fannie Mae Pool	3.452%	8/1/34	3,496	3,573
1,2	Fannie Mae Pool	3.483%	9/1/33	4,661	4,825
1,2	Fannie Mae Pool	3.522%	8/1/33	640	669
1,2	Fannie Mae Pool	3.550%	8/1/33	3,952	4,092
1,2	Fannie Mae Pool	3.552%	7/1/33	1,733	1,793
1,2	Fannie Mae Pool	3.589%	7/1/33	4,821	4,988
1,2	Fannie Mae Pool	3.635%	8/1/33	1,427	1,472
[1],2,[4] Fannie Mae Pool		3.787%	6/1/34	14,444	14,951
1,2	Fannie Mae Pool	4.779%	6/1/38	3,574	3,742
1,2	Fannie Mae Pool	6.305%	9/1/36	13,653	14,592
1,2	Fannie Mae Pool	6.439%	9/1/36	11,657	12,458
1,2	Freddie Mac Non Gold Pool	3.702%	8/1/33	2,060	2,134
1,2	Freddie Mac Non Gold Pool	5.310%	11/1/38	4,077	4,302
1,2	Freddie Mac Non Gold Pool	6.030%	5/1/36	6,489	6,908
					99,726
Total U.S. Government and Agency Obligations (Cost $4,797,111)					4,842,500

34

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investments (7.8%)
Repurchase Agreements (7.8%)
Societe Generale
(Dated 1/29/10, Repurchase Value
$200,002,000, collateralized by
U.S. Treasury Note, 1.000%–3.125%,
8/31/11–10/31/16, U.S. Treasury
Inflation Indexed Bond,
3.875%, 4/15/29)	0.110%	2/1/10	200,000	200,000
BNP Paribas Securities Corp.
(Dated 1/29/10, Repurchase Value
$114,776,000, collateralized by
U.S. Treasury Bond, 6.250%,
5/15/30, U.S. Treasury Note,
2.125%–6.500%, 2/15/10–5/15/14)	0.110%	2/1/10	114,775	114,775
RBS Securities, Inc.
(Dated 1/29/10, Repurchase Value
$100,001,000, collateralized by
Federal Home Loan Bank Discount
Note, 4/21/10, Federal National
Mortgage Assn. Discount
Note, 12/1/10)	0.120%	2/1/10	100,000	100,000
Total Temporary Cash Investments (Cost $414,775)				414,775
Total Investments (99.3%) (Cost $5,211,886)				5,257,275
Other Assets and Liabilities (0.7%)
Other Assets				101,942
Liabilities				(66,752)
				35,190
Net Assets (100%)				5,292,465

35

36

Short-Term Federal Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	5,230,469
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	13,889
Unrealized Appreciation (Depreciation)
Investment Securities	45,389
Futures Contracts	2,718
Net Assets	5,292,465

Investor Shares—Net Assets
Applicable to 235,105,051 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,541,507
Net Asset Value Per Share—Investor Shares	$10.81

Admiral Shares—Net Assets
Applicable to 254,480,491 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,750,958
Net Asset Value Per Share—Admiral Shares	$10.81

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Securities with a value of $3,968,000 have been segregated as initial margin for open futures contracts.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Interest	111,202
Total Income	111,202
Expenses
The Vanguard Group—Note B
Investment Advisory Services	554
Management and Administrative—Investor Shares	4,104
Management and Administrative—Admiral Shares	1,470
Marketing and Distribution—Investor Shares	732
Marketing and Distribution—Admiral Shares	541
Custodian Fees	79
Auditing Fees	30
Shareholders’ Reports and Proxies—Investor Shares	133
Shareholders’ Reports and Proxies—Admiral Shares	14
Trustees’ Fees and Expenses	8
Total Expenses	7,665
Net Investment Income	103,537
Realized Net Gain (Loss)
Investment Securities Sold	123,934
Futures Contracts	(3,668)
Realized Net Gain (Loss)	120,266
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(57,485)
Futures Contracts	3,928
Change in Unrealized Appreciation (Depreciation)	(53,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	170,246

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	103,537	122,234
Realized Net Gain (Loss)	120,266	16,750
Change in Unrealized Appreciation (Depreciation)	(53,557)	18,077
Net Increase (Decrease) in Net Assets Resulting from Operations	170,246	157,061
Distributions
Net Investment Income
Investor Shares	(56,034)	(68,507)
Admiral Shares	(47,503)	(53,727)
Realized Capital Gain[1]
Investor Shares	(40,903)	—
Admiral Shares	(37,831)	—
Total Distributions	(182,271)	(122,234)
Capital Share Transactions
Investor Shares	404,261	469,979
Admiral Shares	1,291,710	127,959
Net Increase (Decrease) from Capital Share Transactions	1,695,971	597,938
Total Increase (Decrease)	1,683,946	632,765
Net Assets
Beginning of Period	3,608,519	2,975,754
End of Period	5,292,465	3,608,519

1 Includes fiscal 2010 short-term gain distributions totaling $66,885,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$10.72	$10.26	$10.25	$10.39
Investment Operations
Net Investment Income	.253	.409	.465	.420	.340
Net Realized and Unrealized Gain (Loss)
on Investments	.174	.090	.460	.010	(.140)
Total from Investment Operations	.427	.499	.925	.430	.200
Distributions
Dividends from Net Investment Income	(.253)	(.409)	(.465)	(.420)	(.340)
Distributions from Realized Capital Gains	(.174)	—	—	—	—
Total Distributions	(.427)	(.409)	(.465)	(.420)	(.340)
Net Asset Value, End of Period	$10.81	$10.81	$10.72	$10.26	$10.25

Total Return[1]	4.01%	4.78%	9.25%	4.29%	1.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,542	$2,142	$1,650	$1,514	$1,686
Ratio of Total Expenses to
Average Net Assets	0.22%	0.21%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.29%	3.83%	4.48%	4.10%	3.29%
Portfolio Turnover Rate	370%	109%	70%	89%	51%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.81	$10.72	$10.26	$10.25	$10.39
Investment Operations
Net Investment Income	.264	.420	.475	.431	.350
Net Realized and Unrealized Gain (Loss)
on Investments	.174	.090	.460	.010	(.140)
Total from Investment Operations	.438	.510	.935	.441	.210
Distributions
Dividends from Net Investment Income	(.264)	(.420)	(.475)	(.431)	(.350)
Distributions from Realized Capital Gains	(.174)	—	—	—	—
Total Distributions	(.438)	(.420)	(.475)	(.431)	(.350)
Net Asset Value, End of Period	$10.81	$10.81	$10.72	$10.26	$10.25

Total Return	4.12%	4.89%	9.36%	4.39%	2.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,751	$1,467	$1,325	$1,063	$993
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.39%	3.93%	4.58%	4.20%	3.39%
Portfolio Turnover Rate	370%	109%	70%	89%	51%

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgagedollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

41

Short-Term Federal Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $996,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,842,500	—
Temporary Cash Investments	—	414,775	—
Futures Contracts—Assets[1]	1,060	—	—
Futures Contracts—Liabilities[1]	(143)	—	—
Total	917	5,257,275	—

1 Represents variation margin on the last day of the reporting period.

42

Short-Term Federal Fund

D. At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2010	2,058	448,548	1,602
5-Year U.S. Treasury Note	March 2010	2,279	265,414	1,101
10-Year U.S. Treasury Note	March 2010	(85)	(10,043)	15

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $15,853,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2010, the fund had short-term and long-term capital gains of $3,669,000 and $15,309,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $2,371,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2010, the cost of investment securities for tax purposes was $5,214,257,000. Net unrealized appreciation of investment securities for tax purposes was $43,018,000, consisting of unrealized gains of $46,945,000 on securities that had risen in value since their purchase and $3,927,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2010, the fund purchased $11,740,967,000 of investment securities and sold $11,785,534,000 of investment securities, other than temporary cash investments.

43

Short-Term Federal Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,484,168	136,308	1,108,778	104,030
Issued in Lieu of Cash Distributions	88,670	8,194	62,365	5,853
Redeemed	(1,168,577)	(107,427)	(701,164)	(65,824)
Net Increase (Decrease)—Investor Shares	404,261	37,075	469,979	44,059
Admiral Shares
Issued	2,105,889	193,665	818,771	76,783
Issued in Lieu of Cash Distributions	76,032	7,029	46,157	4,333
Redeemed	(890,211)	(81,859)	(736,969)	(69,131)
Net Increase (Decrease)—Admiral Shares	1,291,710	118,835	127,959	11,985

H. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

44

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
		Investor	Admiral
		Shares	Shares
Ticker Symbol		VFITX	VFIUX
Expense Ratio[1]		0.25%	0.12%
30-Day SEC Yield	2.65%		2.77%

Financial Attributes
		Barclays
		U.S.	Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	32	43	8,373
Average Quality	Aaa	Aaa/Aaa	Aa1/Aa2
Yield to Maturity
(before expenses)	2.6%	3.1%	3.4%
Average Coupon	3.5%	4.0%	4.6%
Average Duration	5.2 years	6.6 years	4.5 years
Average Effective
Maturity	6.2 years	7.5 years	6.8 years
Short-Term
Reserves	0.2%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed			0.9%
Treasury/Agency			98.9
Short-Term Reserves			0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays U.S.
	5–10 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.98	0.66
Beta	0.84	1.24

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	3.1%
1 - 3 Years	1.9
3 - 5 Years	19.5
5 - 7 Years	51.3
7 - 10 Years	14.5
10 - 20 Years	9.7

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.25% for Investor Shares and 0.12% for Admiral Shares.

45

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Treasury Fund
	Investor Shares	2.71%	5.57%	6.98%	$19,627
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. 5–10 Year	0.47	5.50	6.94	19,556
	General Treasury U. Bond S. Treasury Index Funds Average	-0.61	4.88	6.21	18,258
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(2/12/2001)	Investment
Intermediate-Term Treasury Fund
Admiral Shares		2.84%	5.72%	6.16%	$170,910
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.77	165,350
Barclays Capital U.S. 5–10 Year
Treasury Bond Index		0.47	5.50	6.00	168,652

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

46

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
				5–10 Year Treasury
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.00%	9.07%	16.07%	15.76%
2002	5.80	0.82	6.62	6.84
2003	5.49	7.58	13.07	12.59
2004	4.22	-0.51	3.71	3.70
2005	4.48	-1.34	3.14	3.61
2006	4.55	-3.14	1.41	1.05
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	-1.69%	5.27%	4.81%	1.91%	6.72%
Admiral Shares	2/12/2001	-1.56	5.43	4.72[1]	1.27[1]	5.99[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

47

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (94.0%)
	United States Treasury Note/Bond	2.750%	10/31/13	125,000	129,531
	United States Treasury Note/Bond	1.875%	2/28/14	267,000	266,624
	United States Treasury Note/Bond	1.750%	3/31/14	145,000	143,823
	United States Treasury Note/Bond	1.875%	4/30/14	260,000	258,781
	United States Treasury Note/Bond	2.625%	6/30/14	300,000	307,125
	United States Treasury Note/Bond	2.375%	10/31/14	53,000	53,356
1	United States Treasury Note/Bond	4.000%	2/15/15	391,000	422,343
	United States Treasury Note/Bond	4.125%	5/15/15	229,000	248,394
	United States Treasury Note/Bond	4.250%	8/15/15	395,000	430,242
	United States Treasury Note/Bond	2.625%	2/29/16	975,000	966,010
	United States Treasury Note/Bond	2.375%	3/31/16	410,000	399,684
	United States Treasury Note/Bond	2.625%	4/30/16	72,000	71,112
	United States Treasury Note/Bond	3.125%	10/31/16	392,000	394,697
	United States Treasury Note/Bond	2.750%	11/30/16	105,000	103,179
	United States Treasury Note/Bond	4.250%	11/15/17	30,000	32,067
	United States Treasury Note/Bond	3.500%	2/15/18	426,000	431,525
	United States Treasury Note/Bond	3.875%	5/15/18	100,000	103,688
	United States Treasury Note/Bond	3.750%	11/15/18	100,000	102,141
	United States Treasury Note/Bond	2.750%	2/15/19	200,000	188,126
	United States Treasury Note/Bond	8.500%	2/15/20	34,000	47,876
	United States Treasury Note/Bond	8.750%	8/15/20	114,000	164,018
	United States Treasury Note/Bond	7.875%	2/15/21	130,000	177,937
	United States Treasury Note/Bond	8.125%	5/15/21	35,000	48,798
	United States Treasury Note/Bond	8.125%	8/15/21	92,000	128,555
					5,619,632
Agency Bonds and Notes (3.9%)
2	Overseas Private Investment Corp.	7.600%	12/15/12	10,360	11,197
2	Overseas Private Investment Corp.	7.050%	11/15/13	15,000	16,407
	Private Export Funding Corp.	7.250%	6/15/10	135,920	139,459
	Private Export Funding Corp.	6.070%	4/30/11	51,000	54,500
	Private Export Funding Corp.	5.685%	5/15/12	7,000	7,690
					229,253
Conventional Mortgage-Backed Securities (0.0%)
2,3	Freddie Mac Gold Pool	5.500%	4/1/16– 5/1/16	1,274	1,362
2,3	Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	385	412
					1,774

48

	Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Nonconventional Mortgage-Backed Securities (0.9%)
2,3	Fannie Mae Grantor Trust	5.763%	12/25/11	20,000	21,475
2,3	Fannie Mae Grantor Trust	7.300%	5/25/10	30,000	30,492
					51,967
Total U.S. Government and Agency Obligations (Cost $5,818,394)					5,902,626
	Temporary Cash Investment (0.2%)
	Repurchase Agreement (0.2%)
	BNP Paribas Securities Corp.
	(Dated 1/29/10, Repurchase Value
	$13,752,000, collateralized by
	U.S. Treasury Bond, 6.375–9.875%,
	11/15/15–8/15/27, U.S. Treasury Note,
	3.375–4.250%, 8/15/14–11/15/19)
	(Cost $13,752)	0.110%	2/1/10	13,752	13,752
	Total Investments (99.0%) (Cost $5,832,146)				5,916,378
	Other Assets and Liabilities (1.0%)
	Other Assets				76,360
	Liabilities				(15,843)
					60,517
	Net Assets (100%)				5,976,895

	At January 31, 2010, net assets consisted of:
					Amount
					($000)
	Paid-in Capital				5,895,404
	Undistributed Net Investment Income				—
	Overdistributed Net Realized Gains				(1,900)
	Unrealized Appreciation (Depreciation)
	Investment Securities				84,232
	Futures Contracts				(841)
	Net Assets				5,976,895

	Investor Shares—Net Assets
Applicable to 214,625,699 outstanding $.001 par value shares of
	beneficial interest (unlimited authorization)				2,420,470
	Net Asset Value Per Share—Investor Shares				$11.28

	Admiral Shares—Net Assets
Applicable to 315,352,138 outstanding $.001 par value shares of
	beneficial interest (unlimited authorization)				3,556,425
	Net Asset Value Per Share—Admiral Shares				$11.28

• See Note A in Notes to Financial Statements.
1 Securities with a value of $8,101,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

49

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Interest	213,886
Total Income	213,886
Expenses
The Vanguard Group—Note B
Investment Advisory Services	856
Management and Administrative—Investor Shares	4,985
Management and Administrative—Admiral Shares	2,708
Marketing and Distribution—Investor Shares	846
Marketing and Distribution—Admiral Shares	1,121
Custodian Fees	76
Auditing Fees	30
Shareholders’ Reports and Proxies—Investor Shares	207
Shareholders’ Reports and Proxies—Admiral Shares	37
Trustees’ Fees and Expenses	14
Total Expenses	10,880
Net Investment Income	203,006
Realized Net Gain (Loss)
Investment Securities Sold	261,487
Futures Contracts	(14,637)
Realized Net Gain (Loss)	246,850
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(288,999)
Futures Contracts	1,272
Change in Unrealized Appreciation (Depreciation)	(287,727)
Net Increase (Decrease) in Net Assets Resulting from Operations	162,129

See accompanying Notes, which are an integral part of the Financial Statements.

50

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	203,006	218,606
Realized Net Gain (Loss)	246,850	267,934
Change in Unrealized Appreciation (Depreciation)	(287,727)	(11,760)
Net Increase (Decrease) in Net Assets Resulting from Operations	162,129	474,780
Distributions
Net Investment Income
Investor Shares	(80,453)	(93,987)
Admiral Shares	(121,472)	(134,097)
Realized Capital Gain[1]
Investor Shares	(99,360)	(64,390)
Admiral Shares	(144,613)	(89,995)
Total Distributions	(445,898)	(382,469)
Capital Share Transactions
Investor Shares	(463,703)	697,357
Admiral Shares	(541,415)	969,954
Net Increase (Decrease) from Capital Share Transactions	(1,005,118)	1,667,311
Total Increase (Decrease)	(1,288,887)	1,759,622
Net Assets
Beginning of Period	7,265,782	5,506,160
End of Period[2]	5,976,895	7,265,782

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $109,000,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($9,478,000).

See accompanying Notes, which are an integral part of the Financial Statements.

51

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.78	$11.62	$10.69	$10.85	$11.28
Investment Operations
Net Investment Income	.356	.413	.491	.499	.509
Net Realized and Unrealized Gain (Loss)
on Investments	(.050)	.419	.930	(.160)	(.354)
Total from Investment Operations	.306	.832	1.421	.339	.155
Distributions
Dividends from Net Investment Income	(.354)	(.428)	(.491)	(.499)	(.509)
Distributions from Realized Capital Gains	(.452)	(.244)	—	—	(.076)
Total Distributions	(.806)	(.672)	(.491)	(.499)	(.585)
Net Asset Value, End of Period	$11.28	$11.78	$11.62	$10.69	$10.85

Total Return[1]	2.71%	7.29%	13.68%	3.22%	1.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,420	$2,999	$2,263	$1,676	$1,735
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.08%	3.47%	4.48%	4.66%	4.59%
Portfolio Turnover Rate	109%	88%	52%	87%	66%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

52

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.78	$11.62	$10.69	$10.85	$11.28
Investment Operations
Net Investment Income	.371	.429	.509	.516	.526
Net Realized and Unrealized Gain (Loss)
on Investments	(.050)	.419	.930	(.160)	(.354)
Total from Investment Operations	.321	.848	1.439	.356	.172
Distributions
Dividends from Net Investment Income	(.369)	(.444)	(.509)	(.516)	(.526)
Distributions from Realized Capital Gains	(.452)	(.244)	—	—	(.076)
Total Distributions	(.821)	(.688)	(.509)	(.516)	(.602)
Net Asset Value, End of Period	$11.28	$11.78	$11.62	$10.69	$10.85

Total Return	2.84%	7.44%	13.86%	3.38%	1.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,556	$4,267	$3,243	$2,274	$2,093
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.21%	3.61%	4.64%	4.82%	4.75%
Portfolio Turnover Rate	109%	88%	52%	87%	66%

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

54

Intermediate-Term Treasury Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $1,179,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,902,626	—
Temporary Cash Investments	—	13,752	—
Futures Contracts—Assets[1]	428	—	—
Futures Contracts—Liabilities[1]	(620)	—	—
Total	(192)	5,916,378	—
1 Represents variation margin on the last day of the reporting period.

At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2010	(2,595)	(565,588)	(1,434)
5-Year U.S. Treasury Note	March 2010	(462)	(53,805)	(77)
10-Year U.S. Treasury Note	March 2010	944	111,540	670

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

55

Intermediate-Term Treasury Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset subsequent inflation adjustments that increased taxable income. The difference became permanent when securities were sold. Through January 31, 2009, the fund had included $9,478,000 of these deferred deflation adjustments in income dividends paid to shareholders. During the year ended January 31, 2010, $1,081,000 of previously deferred deflation adjustments were used to offset inflation adjustments. During the year ended January 31, 2010, the fund realized gains of $8,397,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly, such gains have been reclassified from overdistributed net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $39,999,000 from overdistributed net realized gains to paid-in capital.

For tax purposes, at January 31, 2010, the fund had long-term capital gains of $25,933,000 available for distribution.

The fund had realized losses totaling $28,402,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2010, the cost of investment securities for tax purposes was $5,860,548,000. Net unrealized appreciation of investment securities for tax purposes was $55,830,000, consisting of unrealized gains of $77,868,000 on securities that had risen in value since their purchase and $22,038,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2010, the fund purchased $6,908,348,000 of investment secur-ities and sold $8,144,272,000 of investment securities, other than temporary cash investments.

56

Intermediate-Term Treasury Fund

F. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	804,229	69,278	1,977,528	169,518
Issued in Lieu of Cash Distributions	163,780	14,334	142,358	12,022
Redeemed	(1,431,712)	(123,558)	(1,422,529)	(121,797)
Net Increase (Decrease)—Investor Shares	(463,703)	(39,946)	697,357	59,743
Admiral Shares
Issued	875,082	75,190	2,360,518	202,382
Issued in Lieu of Cash Distributions	227,500	19,910	187,692	15,843
Redeemed	(1,643,997)	(141,921)	(1,578,256)	(135,224)
Net Increase (Decrease)—Admiral Shares	(541,415)	(46,821)	969,954	83,001

G. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

57

GNMA Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFIIX		VFIJX
Expense Ratio[1]	0.23%		0.13%
30-Day SEC Yield	2.53%		2.65%

Financial Attributes
		Barclays Barclays
		U.S. Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	31	117	8,373
Average Quality	Aaa	Aaa/Aaa	Aa1/Aa2
Yield to Maturity
(before expenses)	3.2%	4.1%	3.4%
Average Coupon	5.5%	5.2%	4.6%
Average Duration	3.9 years	3.6 years	4.5 years
Average Effective
Maturity	3.5 years	6.2 years	6.8 years
Short-Term
Reserves	0.3%	—
Number of Bonds: Issues are mortgage pools grouped by coupon.
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Government Mortgage-Backed	96.8%
Treasury/Agency	2.9
Short-Term Reserves	0.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	U.S.	Barclays
	GNMA	Aggregate
	Index	Bond Index
R-Squared	0.99	0.76
Beta	1.02	0.71
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
Ratings: Moody’s Investors Service.

Distribution by Coupon (% of portfolio)
Below 5.0%	23.5%
5.0% to 6.0%	35.7
6.0% to 7.0%	39.6
7.0% to 8.0%	1.0
8.0% and Above	0.2

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

58

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	GNMA Fund Investor Shares	6.81%	5.55%	6.47%	$18,727
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. GNMA Bond	6.78	5.74	6.52	18,815
	GNMA Index Funds Average	8.90	5.21	5.81	17,598
GNMA Funds Average: Derived from data provided by Lipper Inc.
				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(2/12/2001)	Investment
GNMA Fund Admiral Shares		6.92%	5.65%	5.77%	$165,398
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.77	165,350
Barclays Capital U.S. GNMA Bond
Index		6.78	5.74	5.76	165,255
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

59

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
			Investor Shares	GNMA Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.53%	6.59%	14.12%	13.95%
2002	6.48	0.87	7.35	7.55
2003	5.86	2.87	8.73	7.89
2004	4.76	-1.87	2.89	3.10
2005	4.69	-0.38	4.31	4.42
2006	4.69	-1.81	2.88	2.96
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78

Average Annual Total Returns: Periods Ended December 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	5.29%	5.42%	5.38%	0.85%	6.23%
Admiral Shares	2/12/2001	5.40	5.53	5.23[1]	0.44[1]	5.67[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

60

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (102.2%)
Conventional Mortgage-Backed Securities (98.6%)
1,2	Fannie Mae Pool	5.500%	2/1/40	547,100	579,073
1,2	Fannie Mae Pool	6.000%	2/1/40	3,167,500	3,387,261
1,2	Fannie Mae Pool	6.500%	2/1/40	1,947,000	2,100,326
1	Ginnie Mae I Pool	4.500%	5/15/33–2/1/40	2,391,966	2,425,832
1	Ginnie Mae I Pool	5.000%	9/15/17–2/1/40	4,753,658	4,974,197
1	Ginnie Mae I Pool	5.500%	4/15/13–2/1/40	5,952,673	6,337,604
1	Ginnie Mae I Pool	6.000%	10/15/16–2/1/40	4,855,418	5,209,147
1	Ginnie Mae I Pool	6.500%	9/15/10–2/1/40	2,394,678	2,579,541
1	Ginnie Mae I Pool	7.000%	11/15/31–12/15/36	245,495	270,955
1	Ginnie Mae I Pool	7.250%	12/15/26–2/15/27	155	171
1	Ginnie Mae I Pool	7.500%	9/15/16–10/15/31	90,492	99,585
1	Ginnie Mae I Pool	7.750%	2/15/27	168	186
1	Ginnie Mae I Pool	8.000%	5/15/10–8/15/31	40,949	44,879
1	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	9,139	9,995
1	Ginnie Mae I Pool	9.000%	3/15/14–5/15/21	6,900	7,525
1	Ginnie Mae I Pool	9.250%	9/15/16–7/15/17	47	52
1	Ginnie Mae I Pool	9.500%	12/15/13–7/15/22	3,802	4,174
1	Ginnie Mae I Pool	10.000%	2/15/14–8/15/19	158	174
1	Ginnie Mae I Pool	11.000%	7/15/10–2/15/18	6	7
1	Ginnie Mae I Pool	11.500%	1/15/13–8/15/13	30	33
1	Ginnie Mae I Pool	13.000%	1/15/11	2	2
1	Ginnie Mae I Pool	13.500%	5/15/10–12/15/14	5	6
1	Ginnie Mae I Pool	14.000%	6/15/11	3	3
1	Ginnie Mae I Pool	15.000%	5/15/12	1	1
1	Ginnie Mae II Pool	4.000%	8/20/38 –2/1/40	567,645	561,110
1	Ginnie Mae II Pool	4.500%	12/20/32–2/1/40	5,256,054	5,333,167
1	Ginnie Mae II Pool	5.000%	12/20/24–12/20/39	703,506	735,317
1	Ginnie Mae II Pool	5.500%	1/20/34–4/20/37	64,471	68,663
1	Ginnie Mae II Pool	6.000%	4/20/28 –2/1/40	843,238	900,430
1	Ginnie Mae II Pool	6.500%	2/20/38–2/20/39	83,836	89,934
1	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	1,763	1,925
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	480	530
1	Ginnie Mae II Pool	8.000%	12/20/15–9/20/16	154	165
1	Ginnie Mae II Pool	8.500%	3/20/16–1/20/17	648	703
1	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	255	278
1	Ginnie Mae II Pool	10.000%	7/20/14–8/20/18	42	48

61

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ginnie Mae II Pool	11.000%	6/20/14–2/20/16	17	18
1	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	36	38
1	Ginnie Mae II Pool	11.500%	1/20/14–11/20/15	15	17
1	Ginnie Mae II Pool	12.000%	6/20/14–1/20/16	36	40
1	Ginnie Mae II Pool	12.500%	5/20/14–7/20/15	25	27
1	Ginnie Mae II Pool	13.000%	9/20/13–11/20/14	19	21
1	Ginnie Mae II Pool	13.500%	8/20/14–10/20/14	10	11
					35,723,171
Nonconventional Mortgage-Backed Securities (1.0%)
1	Ginnie Mae II Pool	4.000%	10/20/39	90,062	92,804
1	Ginnie Mae II Pool	4.000%	12/20/39	22,256	23,091
1	Ginnie Mae II Pool	4.000%	1/20/40	5,235	5,390
1	Ginnie Mae II Pool	4.500%	11/20/39	8,634	8,750
1,3	Government National Mortgage Assn.	0.431%	2/20/10	37,656	36,779
1	Government National Mortgage Assn.	5.000%	2/16/37	108,571	110,672
1	Government National Mortgage Assn.	5.000%	6/16/37	39,066	39,816
1	Government National Mortgage Assn.	5.500%	8/16/36	17,000	17,886
1	Government National Mortgage Assn.	6.500%	4/20/31	6,169	6,665
					341,853
U.S. Government Securities (2.6%)
	United States Treasury Inflation Indexed Bonds	0.875%	4/15/10	858,775	984,164
Total U.S. Government and Agency Obligations (Cost $36,077,980)					37,049,188
Temporary Cash Investments (27.3%)
Repurchase Agreements (15.2%)
	Banc of America Securities, LLC
	(Dated 1/29/10, Repurchase Value
	$872,409,000, collateralized by
	Federal Home Loan Mortgage Corp.
	4.000%–5.000%, 11/1/19–1/1/40,
	Federal National Mortgage Assn.
	5.000%–6.500%, 3/1/23–1/1/40)	0.120%	2/1/10	872,400	872,400
	Barclays Capital Inc.
	(Dated 1/29/10, Repurchase Value
	$1,164,011,000, collateralized by
	Federal Home Loan Bank 0.000%–5.270%,
	10/19/11–8/20/15, Federal Home Loan
	Mortgage Corp. 3.750%–7.450%,
	4/1/19–1/1/39, Federal National
	Mortgage Assn. 0.750%–6.000%,
	1/22/13–11/1/48)	0.110%	2/1/10	1,164,000	1,164,000
	BNP Paribas Securities Corp.
	(Dated 1/29/10, Repurchase Value
	$948,509,000, collateralized by
	Federal Home Loan Mortgage
	Corp. 5.500%, 3/1/38, Federal
	National Mortgage Assn.
	5.500%–6.000%, 10/1/33–6/1/38)	0.120%	2/1/10	948,500	948,500
	Credit Suisse Securities (USA) LLC
	(Dated 1/29/10, Repurchase Value
	$538,905,000, collateralized by
	Federal Home Loan Mortgage Corp.
	4.500%–7.000%, 3/1/37–6/1/37)	0.120%	2/1/10	538,900	538,900

62

GNMA Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Deutsche Bank Securities, Inc.
(Dated 1/29/10, Repurchase Value
$466,705,000, collateralized by
Federal National Mortgage Assn.
7.000%, 4/1/37)	0.120%	2/1/10	466,700	466,700
Goldman, Sachs & Co.
(Dated 1/29/10, Repurchase Value
$1,506,315,000, collateralized by
Government National Mortgage Assn.
4.500%–7.000%, 9/20/33–1/20/40)	0.120%	2/1/10	1,506,300	1,506,300
5,496,800

Yield[4]
U.S. Government and Agency Obligations (12.1%)
2	Federal Home Loan Bank Discount Notes	0.070%	2/3/10	105,000	105,000
2	Federal Home Loan Bank Discount Notes	0.060%	2/17/10	318,475	318,465
United States Treasury Bill	0.010%–0.020%	2/11/10	1,472,465	1,472,465
United States Treasury Bill	0.015%–0.022%	2/18/10	1,650,000	1,650,000
United States Treasury Bill	0.025%–0.040%	3/18/10	850,000	849,958
4,395,888
Total Temporary Cash Investments (Cost $9,892,674)	9,892,688
Total Investments (129.5%) (Cost $45,970,654)	46,941,876
Other Assets and Liabilities (-29.5%)
Other Assets5	1,822,262
Liabilities	(12,507,182)
(10,684,920)
Net Assets (100%)	36,256,956

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	46,941,876
Receivables for Investment Securities Sold	1,596,399
Other Assets	225,863
Total Assets	48,764,138
Liabilities
Payables for Investment Securities Purchased	12,361,268
Other Liabilities	145,914
Total Liabilities	12,507,182
Net Assets	36,256,956

63

GNMA Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	35,141,910
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	159,407
Unrealized Appreciation (Depreciation)
Investment Securities	971,222
Futures Contracts	(15,583)
Net Assets	36,256,956

Investor Shares—Net Assets
Applicable to 1,653,909,632 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,800,169
Net Asset Value Per Share—Investor Shares	$10.76

Admiral Shares—Net Assets
Applicable to 1,714,917,681 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,456,787
Net Asset Value Per Share—Admiral Shares	$10.76

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Represents annualized yield at date of purchase for discount securities.
5 Cash of $30,316,000, has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

64

GNMA Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Interest	1,365,738
Total Income	1,365,738
Expenses
Investment Advisory Fees—Note B	3,182
The Vanguard Group—Note C
Management and Administrative—Investor Shares	31,366
Management and Administrative—Admiral Shares	15,626
Marketing and Distribution—Investor Shares	4,131
Marketing and Distribution—Admiral Shares	3,884
Custodian Fees	1,458
Auditing Fees	28
Shareholders’ Reports and Proxies—Investor Shares	954
Shareholders’ Reports and Proxies—Admiral Shares	159
Trustees’ Fees and Expenses	68
Total Expenses	60,856
Net Investment Income	1,304,882
Realized Net Gain (Loss)
Investment Securities Sold	446,789
Futures Contracts	44,713
Realized Net Gain (Loss)	491,502
Change in Unrealized Appreciation (Depreciation)
Investment Securities	500,321
Futures Contracts	(15,583)
Change in Unrealized Appreciation (Depreciation)	484,738
Net Increase (Decrease) in Net Assets Resulting from Operations	2,281,122

See accompanying Notes, which are an integral part of the Financial Statements.

65

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,304,882	1,289,966
Realized Net Gain (Loss)	491,502	63,894
Change in Unrealized Appreciation (Depreciation)	484,738	124,341
Net Increase (Decrease) in Net Assets Resulting from Operations	2,281,122	1,478,201
Distributions
Net Investment Income
Investor Shares	(631,612)	(667,203)
Admiral Shares	(673,270)	(622,763)
Realized Capital Gain[1]
Investor Shares	(119,488)	—
Admiral Shares	(125,453)	—
Total Distributions	(1,549,823)	(1,289,966)
Capital Share Transactions
Investor Shares	2,429,397	2,012,130
Admiral Shares	3,355,083	3,647,265
Net Increase (Decrease) from Capital Share Transactions	5,784,480	5,659,395
Total Increase (Decrease)	6,515,779	5,847,630
Net Assets
Beginning of Period	29,741,177	23,893,547
End of Period	36,256,956	29,741,177

1 Includes fiscal 2010 short-term gain distributions totaling $176,902,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

66

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.53	$10.47	$10.16	$10.29	$10.48
Investment Operations
Net Investment Income	.402	.511	.533	.522	.483
Net Realized and Unrealized Gain (Loss)
on Investments	.302	.060	.310	(.130)	(.190)
Total from Investment Operations	.704	.571	.843	.392	.293
Distributions
Dividends from Net Investment Income	(.402)	(.511)	(.533)	(.522)	(.483)
Distributions from Realized Capital Gains	(.072)	—	—	—	—
Total Distributions	(.474)	(.511)	(.533)	(.522)	(.483)
Net Asset Value, End of Period	$10.76	$10.53	$10.47	$10.16	$10.29

Total Return[1]	6.81%	5.65%	8.56%	3.94%	2.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,800	$15,007	$12,916	$12,835	$13,905
Ratio of Total Expenses to
Average Net Assets	0.23%	0.22%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.71%	4.92%	5.22%	5.14%	4.67%
Portfolio Turnover Rate	272%	63%	21%	18%	38%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

67

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.53	$10.47	$10.16	$10.29	$10.48
Investment Operations
Net Investment Income	.413	.522	.543	.532	.492
Net Realized and Unrealized Gain (Loss)
on Investments	.302	.060	.310	(.130)	(.190)
Total from Investment Operations	.715	.582	.853	.402	.302
Distributions
Dividends from Net Investment Income	(.413)	(.522)	(.543)	(.532)	(.492)
Distributions from Realized Capital Gains	(.072)	—	—	—	—
Total Distributions	(.485)	(.522)	(.543)	(.532)	(.492)
Net Asset Value, End of Period	$10.76	$10.53	$10.47	$10.16	$10.29

Total Return	6.92%	5.76%	8.67%	4.04%	2.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,457	$14,734	$10,978	$10,159	$10,281
Ratio of Total Expenses to
Average Net Assets	0.13%	0.12%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.81%	5.02%	5.32%	5.24%	4.77%
Portfolio Turnover Rate	272%	63%	21%	18%	38%

See accompanying Notes, which are an integral part of the Financial Statements.

68

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgagedollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities

Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

69

GNMA Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2010, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $7,202,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.88% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

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GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	37,049,188	—
Temporary Cash Investments	—	9,892,688	—
Futures Contracts—Assets[1]	8,696	—	—
Total	8,696	46,941,876	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2010	6,454	762,580	(10,447)
30-Year U.S. Treasury Bond	March 2010	6,723	798,777	(5,136)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

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GNMA Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $38,659,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2010, the fund had short-term and long-term capital gains of $112,771,000 and $31,431,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2010, the cost of investment securities for tax purposes was $45,971,032,000. Net unrealized appreciation of investment securities for tax purposes was $970,844,000, consisting of unrealized gains of $1,000,569,000 on securities that had risen in value since their purchase and $29,725,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2010, the fund purchased $97,095,983,000 of investment securities and sold $91,244,124,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	7,338,740	688,065	5,275,758	508,196
Issued in Lieu of Cash Distributions	653,872	61,205	575,283	55,520
Redeemed	(5,563,215)	(521,117)	(3,838,911)	(371,008)
Net Increase (Decrease)—Investor Shares	2,429,397	228,153	2,012,130	192,708
Admiral Shares
Issued	7,407,689	694,168	5,372,001	518,279
Issued in Lieu of Cash Distributions	608,944	56,994	448,885	43,310
Redeemed	(4,661,550)	(436,037)	(2,173,621)	(209,809)
Net Increase (Decrease)—Admiral Shares	3,355,083	315,125	3,647,265	351,780

I. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Long-Term Treasury Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VUSTX		VUSUX
Expense Ratio[1]	0.25%		0.12%
30-Day SEC Yield	4.13%		4.25%

Financial Attributes
		Barclays Barclays
		Long Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	20	35	8,373
Average Quality	Aaa	Aaa/Aaa	Aa1/Aa2
Yield to Maturity
(before expenses)	4.3%	4.3%	3.4%
Average Coupon	5.5%	5.7%	4.6%
Average Duration	11.9 years	12.7 years	4.5 years
Average Effective
Maturity	20.2 years	20.6 years	6.8 years
Short-Term
Reserves	0.3%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Treasury/Agency			99.7%
Short-Term Reserves			0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	1.00	0.67
Beta	0.99	2.50

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	0.3%
10 - 20 Years	55.5
20 - 30 Years	44.2

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.25% for Investor Shares and 0.12% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Treasury Fund Investor
	Shares	-1.35%	5.02%	7.57%	$20,746
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. Long Treasury	-2.19	5.18	7.71	21,025
	General Bond Index U.S. Treasury Funds Average	-0.61	4.88	6.21	18,258
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(2/12/2001)	Investment
Long-Term Treasury Fund Admiral
Shares		-1.23%	5.18%	6.53%	$176,380
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.77	165,350
Barclays Capital U.S. Long Treasury
Bond Index		-2.19	5.18	6.53	176,345

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

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Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
				Long Treasury Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	6.87%	11.70%	18.57%	18.78%
2002	5.63	-0.37	5.26	5.38
2003	5.80	8.97	14.77	14.91
2004	4.95	-0.01	4.94	4.59
2005	5.27	2.74	8.01	8.56
2006	4.84	-1.86	2.98	2.93
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	-12.05%	5.01%	5.19%	2.23%	7.42%
Admiral Shares	2/12/2001	-11.93	5.16	5.15[1]	1.13[1]	6.28[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

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Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.2%)
U.S. Government Securities (98.2%)
United States Treasury Note/Bond	7.875%	2/15/21	235,581	322,452
United States Treasury Note/Bond	8.125%	5/15/21	84,875	118,335
United States Treasury Note/Bond	7.250%	8/15/22	14,000	18,530
United States Treasury Note/Bond	7.125%	2/15/23	102,500	134,451
1 United States Treasury Note/Bond	6.250%	8/15/23	251,000	307,006
United States Treasury Note/Bond	7.625%	2/15/25	6,500	9,000
United States Treasury Note/Bond	6.375%	8/15/27	92,650	116,116
United States Treasury Note/Bond	6.125%	11/15/27	94,000	114,944
United States Treasury Note/Bond	5.250%	11/15/28	74,000	82,337
United States Treasury Note/Bond	5.250%	2/15/29	141,200	157,062
United States Treasury Note/Bond	6.125%	8/15/29	71,800	88,404
United States Treasury Note/Bond	5.375%	2/15/31	174,095	197,163
United States Treasury Note/Bond	4.750%	2/15/37	88,000	92,111
United States Treasury Note/Bond	5.000%	5/15/37	122,750	133,510
United States Treasury Note/Bond	4.375%	2/15/38	238,500	234,586
United States Treasury Note/Bond	4.500%	5/15/38	21,000	21,072
United States Treasury Note/Bond	3.500%	2/15/39	318,000	266,624
United States Treasury Note/Bond	4.250%	5/15/39	123,500	118,425
United States Treasury Note/Bond	4.500%	8/15/39	80,000	79,975
United States Treasury Note/Bond	4.375%	11/15/39	31,000	30,346
Total U.S. Government and Agency Obligations (Cost $2,562,259)				2,642,449
Temporary Cash Investment (0.5%)
Repurchase Agreement (0.5%)
BNP Paribas Securities Corp.
(Dated 1/29/10, Repurchase Value
$15,289,000, collateralized by
U.S Treasury Bill, 0.000%, 9/23/10,
U.S. Treasury Bond, 5.250%,
11/15/28, U.S. Treasury Note,
3.375%, 11/15/19) (Cost $15,289)	0.110%	2/1/10	15,289	15,289
Total Investments (98.7%) (Cost $2,577,548)				2,657,738
Other Assets and Liabilities (1.3%)
Other Assets				55,998
Liabilities				(22,272)
				33,726
Net Assets (100%)				2,691,464

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Long-Term Treasury Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,626,640
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(15,109)
Unrealized Appreciation (Depreciation)
Investment Securities	80,190
Futures Contracts	(257)
Net Assets	2,691,464

Investor Shares—Net Assets
Applicable to 129,735,162 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,446,430
Net Asset Value Per Share—Investor Shares	$11.15

Admiral Shares—Net Assets
Applicable to 111,674,932 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,245,034
Net Asset Value Per Share—Admiral Shares	$11.15

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,691,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Interest	128,331
Total Income	128,331
Expenses
The Vanguard Group—Note B
Investment Advisory Services	398
Management and Administrative—Investor Shares	3,073
Management and Administrative—Admiral Shares	953
Marketing and Distribution—Investor Shares	463
Marketing and Distribution—Admiral Shares	367
Custodian Fees	48
Auditing Fees	27
Shareholders’ Reports and Proxies—Investor Shares	133
Shareholders’ Reports and Proxies—Admiral Shares	21
Trustees’ Fees and Expenses	7
Total Expenses	5,490
Net Investment Income	122,841
Realized Net Gain (Loss)
Investment Securities Sold	27,032
Futures Contracts	(10,122)
Realized Net Gain (Loss)	16,910
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(195,579)
Futures Contracts	10,122
Change in Unrealized Appreciation (Depreciation)	(185,457)
Net Increase (Decrease) in Net Assets Resulting from Operations	(45,706)

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	122,841	128,268
Realized Net Gain (Loss)	16,910	155,891
Change in Unrealized Appreciation (Depreciation)	(185,457)	5,081
Net Increase (Decrease) in Net Assets Resulting from Operations	(45,706)	289,240
Distributions
Net Investment Income
Investor Shares	(65,986)	(71,370)
Admiral Shares	(56,616)	(57,828)
Realized Capital Gain[1]
Investor Shares	(63,529)	(17,426)
Admiral Shares	(52,686)	(14,178)
Total Distributions	(238,817)	(160,802)
Capital Share Transactions
Investor Shares	(296,210)	312,870
Admiral Shares	(124,101)	247,496
Net Increase (Decrease) from Capital Share Transactions	(420,311)	560,366
Total Increase (Decrease)	(704,834)	688,804
Net Assets
Beginning of Period	3,396,298	2,707,494
End of Period[2]	2,691,464	3,396,298

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $50,976,000 and $7,034,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and ($930,000).

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.21	$11.76	$10.99	$11.40	$11.76
Investment Operations
Net Investment Income	.475	.499	.533	.547	.563
Net Realized and Unrealized Gain (Loss)
on Investments	(.623)	.563	.855	(.356)	(.218)
Total from Investment Operations	(.148)	1.062	1.388	.191	.345
Distributions
Dividends from Net Investment Income	(.474)	(.502)	(.533)	(.547)	(.563)
Distributions from Realized Capital Gains	(.438)	(.110)	(.085)	(.054)	(.142)
Total Distributions	(.912)	(.612)	(.618)	(.601)	(.705)
Net Asset Value, End of Period	$11.15	$12.21	$11.76	$10.99	$11.40

Total Return[1]	-1.35%	9.25%	13.09%	1.80%	2.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,446	$1,897	$1,518	$1,262	$1,419
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.12%	4.19%	4.78%	4.96%	4.82%
Portfolio Turnover Rate	77%	80%	37%	68%	25%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.21	$11.76	$10.99	$11.40	$11.76
Investment Operations
Net Investment Income	.490	.516	.551	.564	.581
Net Realized and Unrealized Gain (Loss)
on Investments	(.623)	.563	.855	(.356)	(.218)
Total from Investment Operations	(.133)	1.079	1.406	.208	.363
Distributions
Dividends from Net Investment Income	(.489)	(.519)	(.551)	(.564)	(.581)
Distributions from Realized Capital Gains	(.438)	(.110)	(.085)	(.054)	(.142)
Total Distributions	(.927)	(.629)	(.636)	(.618)	(.723)
Net Asset Value, End of Period	$11.15	$12.21	$11.76	$10.99	$11.40

Total Return	-1.23%	9.41%	13.27%	1.96%	3.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,245	$1,499	$1,190	$863	$809
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.25%	4.33%	4.94%	5.12%	4.99%
Portfolio Turnover Rate	77%	80%	37%	68%	25%

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

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Long-Term Treasury Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under metho approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $526,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,642,449	—
Temporary Cash Investments	—	15,289	—
Futures Contracts—Assets[1]	231	—	—
Futures Contracts—Liabilities[1]	(126)	—	—
Total	105	2,657,738	—

1 Represents variation margin on the last day of the reporting period.

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Long-Term Treasury Fund

D. At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2010	(670)	(146,029)	(368)
30-Year U.S. Treasury Bond	March 2010	315	37,426	111

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset subsequent inflation adjustments that increased taxable income. The difference became permanent when securities were sold. Through January 31, 2009, the fund had included $930,000 of these deferred deflation adjustments in income dividends paid to shareholders. During the year ended January 31, 2010, $239,000 of previously deferred deflation adjustments were used to offset inflation adjustments. During the year ended January 31, 2010, the fund realized gains of $691,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly, such gains have been reclassified from overdistributed net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $14,685,000 from overdistributed net realized gains to paid-in capital.

For tax purposes, at January 31, 2010, the fund had long-term capital gains of $9,025,000 available for distribution.

The fund had realized losses totaling $19,198,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2010, the cost of investment securities for tax purposes was $2,596,746,000. Net unrealized appreciation of investment securities for tax purposes was $60,992,000, consisting of unrealized gains of $143,395,000 on securities that had risen in value since their purchase and $82,403,000 in unrealized losses on securities that had fallen in value since their purchase.

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Long-Term Treasury Fund

F. During the year ended January 31, 2010, the fund purchased $2,225,918,000 of investment securities and sold $2,725,281,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	329,286	28,527	997,374	83,783
Issued in Lieu of Cash Distributions	120,581	10,266	81,604	6,765
Redeemed	(746,077)	(64,484)	(766,108)	(64,123)
Net Increase (Decrease)—Investor Shares	(296,210)	(25,691)	312,870	26,425
Admiral Shares
Issued	409,459	35,304	897,122	75,488
Issued in Lieu of Cash Distributions	91,203	7,765	57,842	4,782
Redeemed	(624,763)	(54,187)	(707,468)	(58,629)
Net Increase (Decrease)—Admiral Shares	(124,101)	(11,118)	247,496	21,641

H. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

85

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

86

Special 2009 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $14,459,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $16,059,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $158,577,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $76,843,000 as capital gains dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $79,924,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

87

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

88

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2009	1/31/2010	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,015.87	$1.12
Admiral Shares	1,000.00	1,016.41	0.56
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,018.46	$1.12
Admiral Shares	1,000.00	1,019.01	0.56
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,027.96	$1.23
Admiral Shares	1,000.00	1,028.61	0.56
GNMA Fund
Investor Shares	$1,000.00	$1,030.86	$1.18
Admiral Shares	1,000.00	1,031.41	0.61
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,008.59	$1.22
Admiral Shares	1,000.00	1,009.23	0.56

89

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2009	1/31/2010	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.65	0.56
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.65	0.56
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.65	0.56
GNMA Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.60	0.61
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.65	0.56

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.22% for Investor Shares and 0.11% for Admiral Shares; for the Short-Term Federal Fund, 0.22% for Investor Shares and 0.11% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.24% for Investor Shares and 0.11% for Admiral Shares; for the GNMA Fund, 0.23% for Investor Shares and 0.12% for Admiral Shares; and for the Long-Term Treasury Fund, 0.24% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

91

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995 –2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998 –2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997 –2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032010

Vanguard Corporate Bond Funds
Annual Report

January 31, 2010

Vanguard Short-Term Investment-Grade Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard High-Yield Corporate Fund

> A strong rally in the corporate bond market began early in the past fiscal year, as investors regained their appetite for risk and its potential rewards.

> For the 12 months through January 2010, all four of the Vanguard Corporate Bond Funds earned robust double-digit returns ranging from about 13% for the Short-Term Investment-Grade Fund to more than 32% for the High-Yield Corporate Fund.

> Each of the funds has exceeded the average annual return of its peer group by a significant margin over the decade ended January 31.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	10
Short-Term Investment-Grade Fund.	17
Intermediate-Term Investment-Grade Fund.	42
Long-Term Investment-Grade Fund.	64
High-Yield Corporate Fund.	80
About Your Fund’s Expenses.	97
Glossary.	100

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2010

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	2.38%	4.37%	9.07%	13.44%
Admiral™ Shares	2.50	4.51	9.07	13.58
Institutional Shares	2.52	4.55	9.07	13.62
Barclays Capital U.S. 1–5 Year Credit Bond
Index				12.92
1–5 Year Investment-Grade Debt Funds
Average				10.15
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	4.11%	6.06%	14.05%	20.11%
Admiral™ Shares	4.24	6.21	14.05	20.26
Barclays Capital U.S. 5–10 Year Credit Bond
Index				20.79
Intermediate Investment-Grade Debt Funds
Average				14.54
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	5.74%	6.91%	10.38%	17.29%
Admiral™ Shares	5.86	7.06	10.38	17.44
Barclays Capital U.S. Long Credit A or Better
Bond Index				17.13
Corporate A-Rated Debt Funds Average				16.54
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard High-Yield Corporate Fund
Investor Shares	7.22%	10.36%	22.32%	32.68%
Admiral™ Shares	7.33	10.52	22.32	32.84
Barclays Capital U.S. Corporate High Yield
Bond Index				51.15
High-Current-Yield Funds Average				40.57
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Institutional Shares also carry lower costs and are available for a minimum investment of $50 million.

Chairman’s Letter

Dear Shareholder,

As government rescue programs started to take hold early in the fiscal year, investors breathed a collective sigh of relief that worst-case scenarios—a depression, the collapse of the financial system—had been averted. Instead of seeking the safety of U.S. Treasury securities, at rock-bottom interest rates, investors sought rewards in the form of the higher yields offered by corporate bonds—the riskier the better.

These tailwinds helped the Vanguard Corporate Bond Funds to generate impressive results for the 12 months ended January 31, 2010. Returns for Investor Shares ranged from 13.44% for the Short-Term Investment-Grade Fund to 32.68% for the High-Yield Corporate Fund. The Intermediate-Term Investment-Grade and High-Yield Corporate Funds posted their best-ever fiscal-year returns.

In contrast to the previous fiscal year, the capital component of each fund’s return was positive, with increases ranging from about 9% for the Short-Term Investment-Grade Fund to more than 22% for the High-Yield Corporate Fund. The funds’ 30-day SEC yields dropped notably during the fiscal year, as shown later in this letter.

Bond returns traced very different courses
The period began with Congress passing, and the President signing, a $787 billion federal stimulus package. This legislation, along with aggressive moves by the Federal Reserve Board, helped investors begin to regain confidence—marking a dramatic turning point in the bond market, and resulting in a fiscal year dramatically different from its predecessor.

Twelve months ago, the difference between the yields of corporate bonds and those of U.S. Treasuries had widened almost to levels last seen in the 1930s, an indication of just how unwilling investors were to take on risk. Once the threat of a depression receded, however, confidence returned and investors eagerly embraced even the riskiest bonds. Corporate bonds quickly stole the spotlight from Treasuries, the star performers at the height of the financial crisis.

For the fiscal year ended January 31, the broad taxable bond market returned 8.51% and municipal bonds returned about 9%. Meanwhile, Treasury returns were negative to lackluster, depending on their maturity.

While the Federal Reserve’s monetary policies seemed to help most areas of the bond market, the policies exacted a heavy price from money market investors. The Fed kept the federal funds rate––the interest rate that banks charge one another for overnight lending, a benchmark for the market’s short-term rates––between 0% and 0.25% during the entire fiscal year.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2010
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.51%	6.60%	5.16%
Barclays Capital Municipal Bond Index	9.49	4.68	4.23
Citigroup Three-Month U.S. Treasury Bill Index	0.15	2.07	2.84

Stocks
Russell 1000 Index (Large-caps)	34.81%	-7.10%	0.57%
Russell 2000 Index (Small-caps)	37.82	-7.74	0.61
Dow Jones U.S. Total Stock Market Index	36.06	-6.72	0.94
MSCI All Country World Index ex USA (International)	48.28	-4.76	5.61

CPI
Consumer Price Index	2.63%	2.30%	2.59%

Although the Fed said it planned to maintain those rates for an “extended period,” it recently indicated that it was ready to wind down emergency measures and would halt its purchase of agency mortgage-backed securities and debt in the coming months.

In addition to questions about when and how the Fed would act, the fiscal year concluded with a few hints of risk-aversion reminiscent of early 2009, reflecting continued weakness in some U.S. economic indicators and fiscal woes abroad—especially fear of potential sovereign-debt default by members of the European Union.

A remarkable stock rally loses steam at year-end
The broad U.S. stock market returned about 36% for the 12 months through January 31. After a dismal showing early on, U.S. equities turned the corner in early March and kept surging until the fiscal year’s final weeks, when the major market indexes pulled back a bit. During the rally, the federal government’s stimulus plan took hold, companies began to repair their balance sheets, and stock investors, like bond investors, increased their appetite for risk.

The stock market’s exuberance overshot the pace of economic recovery, which slowly improved as the year progressed. It wasn’t until the third calendar quarter

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.26%	0.14%	0.09%	0.90%
Intermediate-Term Investment-Grade
Fund	0.26	0.14	—	0.91
Long-Term Investment-Grade Fund	0.28	0.16	—	1.09
High-Yield Corporate Fund	0.32	0.18	—	1.26

The fund expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the expense ratios were: for the Short-Term Investment-Grade Fund, 0.24% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.24% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.26% for Investor Shares and 0.13% for Admiral Shares; for the High-Yield Corporate Fund, 0.28% for Investor Shares and 0.15% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2009.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Intermediate Investment Grade Debt Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High-Current-Yield Funds.

that the recession appeared to be ending, and double-digit unemployment still weighed on the economy.

International markets traced an even steeper line upward than their U.S. counterpart for most of the fiscal year. They recovered strongly through 2009 and into 2010, before dropping in the latter half of January amid concerns about the strength of the global recovery. The most impressive international returns came from emerging markets, with especially strong results from Brazil and China.

Although the fiscal year’s returns were a welcome relief for stock investors worldwide, the severity of the financial crisis continues to depress the longer-term record, especially for U.S. stocks.

Total Returns
Ten Years Ended January 31, 2010

Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	5.04%
Barclays Capital U.S. 1–5 Year Credit Bond Index	6.02
1–5 Year Investment-Grade Debt Funds Average	3.98
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Intermediate-Term Investment-Grade Fund Investor Shares	6.67%
Barclays Capital U.S. 5–10 Year Credit Bond Index	7.30
Intermediate Investment-Grade Debt Funds Average	5.29
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Long-Term Investment-Grade Fund Investor Shares	7.37%
Barclays Capital U.S. Long Credit A or Better Bond Index	7.34
Corporate A-Rated Debt Funds Average	5.43
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.
High-Yield Corporate Fund Investor Shares	5.24%
Barclays Capital U.S. Corporate High Yield Bond Index	6.89
High-Current-Yield Funds Average	4.37
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Corporate bonds rallied as confidence returned
The key driver of the robust performance of our three investment-grade funds was the broad-based rally in corporate bonds, which represented the lion’s share of fund assets during the year. Investment-grade corporate issues posted some of their highest-ever returns relative to comparable-maturity Treasuries. For example, the Barclays Capital U.S. 5–10 Year Treasury Bond Index was barely above the break-even point, while its sibling 5–10 Year Credit Bond Index returned almost 21%. (The government’s sale of a record $2.1 trillion of new securities in calendar-year 2009 helped push down Treasury prices, and hence returns.)

For the Short- and Intermediate-Term Investment-Grade Funds, a further tailwind came from the remarkable turnabout in asset-backed and commercial mortgage-backed securities. After suffering significant losses during the financial crisis, these securities emerged among the past year’s winners. For example, the Barclays Capital U.S. Asset-Backed Securities Index returned about 19% for the 12 months ended January 31.

High-quality asset-backed securities—such as diversified pools of short-term prime auto loans and credit-card receivables—represented almost one-fifth of the Short-Term Investment-Grade Fund’s assets, on average; they made up a smaller slice of

Yields
		30-Day SEC
	Yields on January 31,
Bond Fund	2009	2010
Short-Term Investment-Grade
Investor Shares	5.20%	2.38%
Admiral Shares	5.29	2.50
Institutional Shares	5.38	2.52
Intermediate-Term Investment-Grade
Investor Shares	6.05%	4.11%
Admiral Shares	6.16	4.24
Long-Term Investment-Grade
Investor Shares	6.46%	5.74%
Admiral Shares	6.58	5.86
High-Yield Corporate
Investor Shares	11.00%	7.22%
Admiral Shares	11.12	7.33

the Intermediate-Term Fund. These sector positions, together with astute security selection by Vanguard Fixed Income Group, boosted the returns of both funds and also enhanced their performance relative to their all-corporate index benchmarks.

The Long-Term Investment-Grade Fund benefited from the decision of its advisor—Wellington Management Company, LLP—to take on slightly more credit risk during the year and to increase exposure to the financial sector. Although this fund did not hold asset-backed or commercial mortgage-backed securities, and faced challenges as yields rose for longer-maturity bonds, its return climbed as normalcy was restored to credit markets.

High-yield bonds demonstrated once again that they truly belong in a separate category from their investment-grade counterparts. After suffering their worst-ever 12-month performance in the previous fiscal year, high-yield bonds soared over the past 12 months, narrowing the difference between their yields and those of Treasuries to levels more in line with historical norms. The Barclays Capital U.S. Corporate High Yield Bond Index’s return of more than 51% was a fiscal-year record (since the index’s inception in 1983).

The return of Vanguard High-Yield Corporate Fund was less dramatic, though still impressive at more than 32%. In a period when investors appeared to favor the riskiest bonds they could find, Wellington Management’s focus on higher-quality bonds kept a rein on the fund’s returns. This conservatism has served the fund well over the years, however.

For more information about the advisors’ strategies and the funds’ positioning during the year, please see the Advisors’ Report that follows this letter.

Skilled management has led to a long-term advantage
Vanguard Fixed Income Group and Wellington Management Company, LLP, have steered the funds well, not only during the bond market’s ups and downs over the past two years but also in the long run. The advisors’ rigorous credit analysis, disciplined approach, and low costs have given each Corporate Bond Fund an advantage over the average performance of its peers.

For the ten years ended January 31, 2010, the average annual return of each of the investment-grade funds was more than a full percentage point ahead of the comparable peer-group average; the High-Yield Corporate Fund’s return led by almost 1 percentage point. These are significant margins in the bond arena, where a few basis points can make a big difference.

Balance and diversification can help smooth the ride
Most investors with stock and bond holdings have been taken on a startling roller-coaster ride since late 2007. In any market environment, but especially during these periods of exceptional volatility, balance and diversification can help you keep your footing. When virtually all asset classes except Treasuries experienced steep losses, maintaining a balanced and diversified portfolio could have helped cushion some of the shock waves. And when both stocks and corporate bonds came roaring back early in 2009, exposure to these previously hard-hit asset classes could have helped repair some of the damage from the financial crisis.

Balance and diversification will never generate the highest returns, of course, but neither will they produce the worst. The risk-reduction properties of these principles can help give you the confidence to stick with a long-term investment plan.

Each of Vanguard’s Corporate Bond Funds is well-diversified within its designated sector of the broad U.S. bond market, and can play an important role in a balanced portfolio, especially for investors seeking income. Keep in mind, however, that their returns for the fiscal year just ended were extraordinary, reflecting once-in-a-generation dislocations in the credit markets. Indeed, if interest rates rise, the prices of existing bonds, even those with short maturities, will fall—and the longer the maturity, the greater the price impact tends to be.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of its funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer February 12, 2010

Your Fund’s Performance at a Glance
January 31, 2009 , Through January 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$9.81	$10.70	$0.404	$0.000
Admiral Shares	9.81	10.70	0.417	0.000
Institutional Shares	9.81	10.70	0.421	0.000
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$8.64	$9.81	$0.478	$0.040
Admiral Shares	8.64	9.81	0.490	0.040
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$8.19	$9.04	$0.524	$0.000
Admiral Shares	8.19	9.04	0.535	0.000
Vanguard High-Yield Corporate Fund
Investor Shares	$4.48	$5.48	$0.409	$0.000
Admiral Shares	4.48	5.48	0.415	0.000

Advisors’ Report

For the Short- and Intermediate-Term Investment-Grade Funds
For the fiscal year ended January 31, 2010, the Short- and Intermediate-Term Invest-ment-Grade Funds delivered strong results, reflecting a sharp turnaround in the corporate bond market and robust returns from asset-backed and commercial mortgage-backed securities. The Investor Shares of the Short-Term Investment-Grade Fund returned 13.44%, while the Admiral and Institutional Shares returned 13.58% and 13.62%, respectively. The Investor Shares of the Intermediate-Term Investment-Grade Fund returned 20.11% and the Admiral Shares 20.26%—record fiscal-year returns.

Both funds topped the average returns of their respective peer groups. Compared with the returns of their benchmark indexes, the Short-Term Investment-Grade Fund was ahead, but the Intermediate-Term Investment-Grade Fund fell a bit behind.

The investment environment
In our semiannual report to you in July 2009, we noted that previously frozen credit markets in the United States began improving early in the fiscal year. Investors began to gain confidence in federal stimulus and lending programs intended to jump-start both the economy and credit markets, becoming more positive about the future and returning to riskier, and potentially higher-earning, assets. This turnaround in investor sentiment fueled a major rally in the corporate bond market, as well as in asset-backed and commercial mortgage-backed securities.

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2009	2010
2 years	0.95%	0.83%
3 years	1.34	1.37
5 years	1.87	2.35
10 years	2.84	3.61
30 years	3.60	4.51
Source: Vanguard.

U.S. Treasury securities, which had provided safe harbor during the financial crisis, were left behind by investors’ newfound optimism. With the Federal Reserve holding short-term interest rates near zero, and investors selling Treasuries, the yield curve (which reflects interest rates across the maturity spectrum, from short-term to 30 years or more) steepened: Investors demanded higher yields to compensate them for holding longer-term Treasuries. As a result, Treasuries lagged, investment-grade corporate bonds performed very well, and the riskiest, lowest-quality bonds significantly outperformed.

Given the rock-bottom interest rates offered by money market funds and short-term Treasuries, we received record fiscal-year net cash flows into both bond funds. As a result of these robust cash flows, combined with strong investment performance, the total net assets of the Short-Term Investment-Grade Bond Fund climbed from $18.8 billion at the start of the fiscal year to $33.9 billion on January 31, 2010. Similarly, the total net assets of the Intermediate-Term Investment-Grade Bond Fund climbed from $8.3 billion to $14.1 billion.

The U.S. bond market
Liquidity—the ability to buy or sell large amounts of an asset quickly without significantly affecting its market price—is essential for the smooth functioning of any financial market. In the bond market, liquidity is especially important for several reasons, including the facts that there are a smaller number of key players and bond trading is not as fully automated as stock trading.

In late 2008 and early 2009, if we’d been asked to rate the level of liquidity in the U.S. bond market on a scale of 1 to 10, we would have assigned it a 2 or a 3—better than zero but still a very difficult environment for trading bonds efficiently. By early 2010, however, we would have rated liquidity an 8: The market still had not healed to its level predating the bankruptcy of Lehman Brothers in September 2008, but it was vastly improved.

Although liquidity improved steadily during the fiscal year, there were four key months during which corporate bonds registered most of their gains relative to Treasuries: April, May, June, and July.

The returns achieved by corporate bonds during these months represented more than three-quarters of their gain over Treasuries for the full fiscal year. To put this in perspective, the Barclays Capital U.S. 5–10 Year Credit Bond Index returned almost 21% for the fiscal year, while its sibling 5–10 Year Treasury Bond Index returned less than 1%, meaning that corporate bonds returned almost 20 percentage points more than comparable-maturity Treasuries.

We were able to harvest the “low-hanging fruit” from April through July, capturing gains for both funds in the relatively early stages of the corporate bond rally. As we noted in our semiannual letter, we expected those gains to taper off, and they did. In fact, in the closing weeks of the fiscal year, we began to see some signs of risk aversion as investors saw potential clouds on the horizon in the form of stubbornly high U.S. unemployment and concerns about European sovereign debt and fiscal responsibility.

Management of the funds
The Short-Term Investment-Grade Fund and, to a lesser extent, the Intermediate-Term Investment-Grade Fund benefited from holdings in high-quality asset-backed and commercial mortgage-backed securities. During the height of the financial crisis, these securities were hit especially hard by risk-averse investors who seemed not to distinguish among any securities labeled with “mortgage.” When the tide turned, the prices of these bonds surged.

Asset-backed securities—in particular those representing auto loans and credit-card debt—received a boost from the Term Asset-Backed Securities Loan Facility (TALF). This program, launched by the Federal Reserve in March, was later extended to include commercial mortgage-backed securities as well.

Holdings in bonds issued by government-owned companies in emerging markets—such as oil companies—also helped boost the returns of both funds. Although our positions were small, returns from emerging-market sovereign debt that was not rated AAA were exceptional.

Robert F. Auwaerter, Principal

Gregory S. Nassour, CFA, Principal

Kenneth E. Volpert, CFA, Principal

Vanguard Fixed Income Group

February 19, 2010

For the Long-Term Investment-Grade Fund
For the fiscal year ended January 31, 2010, Vanguard Long-Term Investment-Grade Fund returned 17.29% for Investor Shares and 17.44% for Admiral Shares, outper- forming its benchmark index and the average return of its fund peers.

The investment environment
The fund invests primarily in corporate bonds with 10 to 30 years until maturity. Its returns are influenced by the direction of interest rates and by economic conditions, which affect the creditworthiness of the issuers of corporate bonds.

We continue to have a constructive outlook for the investment-grade corporate bond market in 2010. Although valuations are not as attractive as they were at the start of 2009, we believe that the combination of a recovering economy, improving corporate fundamentals, and accommodative monetary policy can support higher valuations. The trend of the economy has improved, and the behavior of companies generally remains favorable for bondholders.

In terms of fundamentals, nonfinancial corporations are strong and getting stronger, with growing revenue and higher profitability. Financial companies still face increasing loan losses, especially in the commercial real estate sector; however, government programs and policies continue to support the sector. The increased talk of regulation for the finance sector could, in fact, imply good news for bondholders. In addition, the broad improvements in capital markets benefit financial companies. Lastly, the corporate bond market has been supported by significant inflows in 2009 and continued interest from investors in early 2010.

Despite the improving economic outlook, some near-term headwinds persist. In particular, the U.S. consumer remains highly leveraged, and the housing market, a significant source of household wealth, shows limited signs of stabilization. Commercial real estate could become a more significant source of problems, particularly if that sector’s weakness causes material losses to smaller regional banks. In addition, growing sovereign risk in Europe could blunt investors’ appetite for risk. Although the deteriorating quality of sovereign debt in the developed world has no direct impact on U.S. corporate bonds, this trend is likely to be an important theme in the coming years.

The fund’s successes
Our total return was helped by the tight- ening of credit spreads, which more than offset the rise in U.S. Treasury rates during the fiscal year. The difference between corporate and Treasury yields shrank during calendar 2009 as liquidity increased and demand surged, fueled by investors’ embrace of risk. For the 12 months ended January 31, the fund outperformed its benchmark index mainly because of our underweighting in lower-yielding sovereign and supranational obligations and our allocation to BBB-rated bonds.

The fund’s shortfalls
In 2007 and throughout 2008, we shifted the fund’s emphasis away from corporate bonds and toward debt issued by the Treasury and U.S. government agencies. After outperforming in the previous fiscal year, however, Treasuries had negative total returns in the period just ended. Treasury yields rose as the economic recovery strengthened and investors grew more concerned about the rapid expansion of the federal government’s balance sheet.

Over the past 12 months, the riskier sectors of the bond market have significantly outperformed the more liquid Treasury and government sectors. The fund’s allocation to these latter sectors detracted from relative performance.

The fund’s positioning
We expect that the fund’s position in long-term investment-grade bonds with excellent call protection will contribute to income stability. The major risks to the fund are a rise in long-term interest rates, a widening in corporate bond risk premiums, or both.

The U.S. economy has stabilized, and economic indicators continue to improve. With an overall yield of 5.9%, as represented by the Barclays Capital U.S. Long Credit A or Better Bond Index, the corporate bond market is highly unlikely to repeat last year’s strong performance in the coming year. Rather, we anticipate that spreads will tighten an additional 50 basis points, reverting to levels in the range of their long-term average. Potentially offsetting this trend will be upward pressure on U.S. Treasury rates stemming from the economy’s growth and the federal government’s large funding needs. As a result, we estimate that returns for the corporate bond market to be in the 5% to 7% range in 2010.

Corporate fundamentals also continue to improve, and we believe that bond valuations, relative to Treasuries, remain attractive. In this environment, we favor the higher-yielding finance and cyclical sectors. Successful corporate capital-raising, improving asset prices, and business realignments have strengthened money-center banks, and we expect that their bonds will continue to perform well. As noted earlier, the commercial real estate market remains a source of concern, and we have avoided regional banks that we believe are more vulnerable to this risk. Valuations in the utilities sector and many of the more defensive industrial segments do not warrant additional exposure in the portfolio. Rather, we favor cyclical issuers, which represent attractive value given improving fundamentals.

The fund generally purchases bonds of large, well-established companies with stable operating histories. We do not own foreign bonds denominated in non-U.S. currencies.

Lucius T. Hill III, Senior Vice President
and Fixed Income Portfolio Manager

Wellington Management Company, LLP

February 17, 2010

For the High-Yield Corporate Fund
Vanguard High-Yield Corporate Fund returned 32.68% for Investor Shares and 32.84% for Admiral Shares in the fiscal year just ended. The high quality of the fund’s portfolio held back perfor-mance relative to the results for its comparative standards.

The investment environment
Following disastrous returns during the financial crisis, the high-yield market had a banner year in the 12 months ended January 31. With a host of unprecedented reparative actions coming from Washington, increasing stabilization of the economy throughout the year, a growing appetite for risk among investors, and strong demand for credit, high-yield bond prices rallied dramatically. Average prices rose from $65 per $100 of par value at the end of January 2009 to $96 per $100 at the end of January 2010, and average spreads tightened from 1,587 basis points over Treasuries to 681 basis points.

According to Moody’s Investors Service, the speculative-grade default rate for calendar year 2009 was 12.5%. This was the worst rate for any calendar year since the 1930s, surpassing recent peak default rates of 10% in 1990 and 2001. Similarly, the recovery rate for high-yield bonds (the amount of principal returned on those in default) was among the lowest in the last 20 years, at just 22%. Yet the doomsday scenario failed to materialize, as the rehabilitation of the financial markets saved many high-yield companies from reaching the brink. As a result, returns were eye-popping: The broad high-yield market returned 51% for the 12 months ended January 31, 2010.

Returns varied widely by rating category. Both BB-rated and B-rated bonds returned an average of 37% for the fiscal year, while the CCC-rated and CC/D-rated bonds returned 85% and 154%, respectively. The High-Yield Corporate Fund returned more than 32% in this environment, hampered on a relative basis by its higher-quality positioning and its holdings of cash and U.S. Treasuries.

Yield spreads are now much closer to long-term averages. On an option-adjusted basis, high-yield market spreads on January 31, 2010, were 659 basis points over Treasuries, nearly identical to the 10-year average spread of 638 basis points and just 96 basis points wider than 20-year average spreads of 563 basis points. However, the broad market still consists of a near-record mix of lower-quality issues. Bonds rated CCC and below constituted 23% of the market at the end of January, down from a peak of 30% in September 2009, but well above 10- and 20-year averages of 16% and 13%, respectively. This mix reflects the vast vintage of 2006–2007 mega-leveraged buyouts; many of these issuers weathered the recession but remain overleveraged and will require a strong economy to survive.

For now, all eyes are on the Federal Reserve. We have considerable concern about the valuation of riskier assets, including high-yield assets, if and when the Fed decides to withdraw its stimulus. Over the longer term, an eventual Fed rate hike or series of hikes could weaken high-yield bonds if the broad economy proves too unhealthy to sustain itself. Nonetheless, in the near term, it appears that the Fed’s accommodative monetary policy will continue to support a positive environment for high-yield bonds.

Fundamentally, we believe that the leveraged credit markets remain vulnerable: Lenders continue to restrict credit to consumers and to small and medium-sized businesses; unemployment rates remain elevated; and the global marketplace continues to struggle with problems in commercial real estate. Meanwhile, the heavy wave of secured loan maturities in 2012–2014 moves closer.

Yet, almost astonishingly, loose credit standards are returning to the high-yield market. In the second half of calendar 2009, 13% of the new issuance was CCC-rated or below, compared with just 6% in the first half of the year. Also, 12% of the new issuance in the second half of 2009 was used for aggressive, shareholder-friendly purposes (acquisitions, dividends, and capital projects) compared with just 1% in the first half. Lastly, the high-yield market has been willing to relax some covenant standards, allowing degradation of call protection and acceptance of below-market exchanges and tenders.

The fund’s successes
The fund benefited from its relative under-weighting in the supermarkets, industrial, packaging, and wireless areas as well as from credit decisions in transportation, automotive, and cable.

The fund’s shortfalls
As noted earlier, the fund’s higher-quality positioning and holdings in cash and Treasuries hurt relative performance for the year. The fund also suffered from our underweighting of the finance and technology sectors and overweighting of utilities in comparison with the benchmark index. Credit decisions in the finance, technology, and energy sectors also detracted from performance.

The fund’s positioning
The fund remains consistent in its investment objective and strategy, and maintains a meaningful exposure to relatively higher-quality securities in the high-yield market. We believe these issuers have more consistent businesses and more predictable cash flows than those at the lower end of the spectrum. We emphasize higher-quality bonds in an effort to minimize defaults and to enhance the possibility of providing stable income.

We continue to diversify the fund’s holdings by issuer and industry and to de-emphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of the potential volatility of these instruments.

Michael L. Hong, CFA, Vice President and
Fixed Income Portfolio Manager
Wellington Management Company, LLP
February 17, 2010

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.26%	0.14%	0.09%
30-Day SEC Yield	2.38%	2.50%	2.52%

Financial Attributes
		Barclays Barclays
		1–5 Year Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,087	1,412	8,373
Average Quality	A1	A1/A2	Aa1/Aa2
Yield to Maturity
(before expenses)	2.3%	2.6%	3.4%
Average Coupon	4.0%	5.1%	4.6%
Average Duration	2.2 years	2.8 years	4.5 years
Average Effective
Maturity	3.3 years	3.0 years	6.8 years
Short-Term
Reserves	5.8%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Asset-Backed			19.1%
Commercial Mortgage-Backed			3.5
Finance			32.7
Foreign			0.9
Government Mortgage-Backed			0.8
Industrial			24.9
Treasury/Agency			5.3
Utilities			5.0
Other			2.0
Short-Term Reserves			5.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit Index	Bond Index
R-Squared	0.84	0.30
Beta	0.81	0.54

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	15.5%
1 - 3 Years	47.7
3 - 5 Years	30.4
5 - 7 Years	3.1
7 - 10 Years	1.6
20 - 30 Years	0.1
Over 30 Years	1.6

Distribution by Credit Quality (% of portfolio)

Aaa	27.2%
Aa	21.1
A	25.5
Baa	15.8
Ba	1.3
B	0.2
Caa	0.9
Not Rated	8.0
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectuses dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.24% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Investment-Grade Fund
	Investor Shares	13.44%	4.57%	5.04%	$16,347
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. 1–5 Year Credit	12.92	5.06	6.02	17,945
	1–5 Bond Year Index Investment-Grade Debt
	Funds Average	10.15	2.96	3.98	14,775
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(2/12/2001)	Investment
Short-Term Investment-Grade Fund
Admiral Shares		13.58%	4.68%	4.65%	$150,289
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.77	165,350
Barclays Capital U.S. 1–5 Year
Credit Bond Index		12.92	5.06	5.53	162,081

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

				Final Value
	One	Five	Ten	of a $50,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	13.62%	4.72%	5.17%	$82,793,880
Barclays Capital U.S. Aggregate
Bond Index	8.51	5.16	6.53	94,092,955
Barclays Capital U.S. 1–5 Year
Credit Bond Index	12.92	5.06	6.02	89,724,927

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
				1–5 Year Credit Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.17%	2.57%	9.74%	10.68%
2002	6.36	0.56	6.92	8.26
2003	5.41	-0.37	5.04	8.74
2004	4.03	0.28	4.31	5.56
2005	3.38	-1.67	1.71	1.94
2006	3.66	-1.22	2.44	1.52
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92

Average Annual Total Returns: Periods Ended December 31, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	14.03%	4.29%	4.86%	0.06%	4.92%
Admiral Shares	2/12/2001	14.17	4.40	4.69[1]	-0.15[1]	4.54[1]
Institutional Shares	9/30/1997	14.21	4.44	4.99	0.06	5.05
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States
	Treasury Note/Bond	0.875%	2/28/11	523,115	526,060	1.5%
	United States
	Treasury Note/Bond	1.250%	11/30/10	256,360	258,403	0.8%
	United States
	Treasury Note/Bond	1.375%	2/15/12	234,500	236,993	0.7%
	United States
	Treasury Note/Bond	1.875%	6/15/12	100,000	101,969	0.3%
	United States
	Treasury Note/Bond	2.625%	6/30/14	95,809	98,084	0.3%
2	United States
	Treasury Note/Bond	1.375%–3.625%	2/15/10–10/31/13	179,383	183,186	0.5%
					1,404,695	4.1%
Agency Bonds and Notes
3	Bank of America Corp.	2.100%	4/30/12	106,000	108,152	0.3%
3	Citigroup Funding Inc.	2.000%	3/30/12	40,000	40,645	0.1%
3	Citigroup Inc.	2.125%	4/30/12	58,000	59,144	0.2%
3	General Electric
	Capital Corp.	2.000%–2.250%	3/12/12–9/28/12	76,000	77,344	0.2%
	Agency Bonds and Notes—Other †				113,516	0.4%
					398,801	1.2%

Conventional Mortgage-Backed Securities †					37,918	0.1%

Nonconventional Mortgage-Backed Securities †					241,063	0.7%

Total U.S. Government and Agency Obligations (Cost $2,057,452)					2,082,477	6.1%
Asset-Backed/Commercial Mortgage-Backed Securities
4,5	BA Credit Card Trust	1.433%	12/16/13	168,200	169,937	0.5%
4,5	BA Credit Card Trust	0.933%	12/15/14	106,000	106,421	0.3%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4,5	BA Credit Card Trust	0.233%–0.813%	4/15/13–11/15/19	344,605	336,832	1.0%
5	Capital One Multi-Asset
	Execution Trust	3.200%	4/15/14	159,000	163,563	0.5%
4,5	Capital One Multi-Asset
	Execution Trust	0.313%	12/16/19	133,380	126,915	0.4%
4,5	Capital One Multi-Asset
	Execution Trust	0.273%	7/15/20	131,050	124,267	0.4%
4,5	Capital One Multi-Asset
	Execution Trust	0.263%–6.000%	2/15/13–11/15/19	213,468	215,030	0.6%
5	Chase Issuance Trust	4.650%	3/15/15	164,000	177,209	0.5%
4,5	Chase Issuance Trust	0.253%–5.400%	11/15/13–9/15/15	248,535	259,256	0.8%
5	Citibank Credit Card
	Issuance Trust	4.850%	4/22/15	216,700	234,498	0.7%
5	Citibank Credit Card
	Issuance Trust	2.250%	12/23/14	143,500	144,444	0.4%
4,5	Citibank Credit Card
	Issuance Trust	0.291%–5.650%	5/10/13–5/20/20	574,130	580,884	1.7%
4,5	Discover Card Master Trust	1.533%	12/15/14	186,705	189,862	0.6%
4,5	Discover Card Master Trust	0.594%–5.650%	10/15/13–3/16/20	354,270	367,078	1.1%
5	Ford Credit Auto Owner Trust	2.790%	8/15/13	104,500	106,939	0.3%
[4],5,6 Nissan Master Owner
	Trust Receivables	1.681%	1/15/15	116,600	116,600	0.3%
[4],5,6 Nordstrom Private Label
	Credit Card Master Note Trust	0.293%	5/15/15	113,210	109,697	0.3%
[4],5,6 Permanent Master Issuer PLC		0.881%	7/15/42	110,800	110,800	0.3%
5	Volkswagen Auto Loan
	Enhanced Trust	5.470%	3/20/13	92,350	98,014	0.3%
6	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,338,827	12.8%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,004,693)					8,077,073	23.8%
Corporate Bonds
Finance
	Banking
	American Express Credit Corp.	7.300%	8/20/13	106,070	120,318	0.3%
5	BAC Capital Trust XIV	5.630%	12/31/49	34,643	24,250	0.1%
4,5	Bank of America Corp.	0.381%–8.000%	8/2/10–12/29/49	160,478	166,535	0.5%
6	Bank of Tokyo-
	Mitsubishi UFJ Ltd.	2.600%	1/22/13	226,380	227,381	0.7%
	Bank One Corp.	5.250%	1/30/13	13,965	14,932	0.0%
	Barclays Bank PLC	2.500%	1/23/13	360,500	361,614	1.1%
	Barclays Bank PLC	5.200%	7/10/14	115,250	123,348	0.4%
5,6	Barclays Bank PLC	5.450%–7.375%	9/12/12–12/15/49	44,035	47,119	0.1%
	BB&T Corp.	3.850%	7/27/12	90,000	94,060	0.3%
	Bear Stearns Cos. LLC	6.950%	8/10/12	136,140	151,728	0.4%
4	Bear Stearns Cos. LLC	0.479%–5.700%	10/28/10–11/15/14	64,593	66,652	0.2%
	Citigroup Inc.	6.500%	8/19/13	95,365	102,942	0.3%
	Citigroup Inc.	5.100%–6.500%	1/18/11–8/12/14	277,268	290,682	0.8%
6	Commonwealth Bank
	of Australia	2.750%	10/15/12	109,000	110,964	0.3%
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	7,290	0.0%
	Countrywide Home Loans Inc.	4.000%	3/22/11	19,203	19,789	0.1%
	Credit Suisse	3.450%	7/2/12	162,000	167,704	0.5%
	Credit Suisse	5.500%	5/1/14	127,060	138,583	0.4%
	Credit Suisse	5.000%	5/15/13	27,100	29,240	0.1%
	Credit Suisse USA Inc.	6.125%	11/15/11	98,658	106,682	0.3%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Credit Suisse USA Inc.	5.125%–6.500%	1/15/12–1/15/14	16,882	18,402	0.1%
	Deutsche Bank AG	2.375%	1/11/13	334,000	334,992	1.0%
	Deutsche Bank AG	4.875%–5.375%	10/12/12–5/20/13	119,526	129,724	0.4%
	HSBC Bank PLC	6.950%	3/15/11	23,187	24,478	0.1%
	Intesa Sanpaolo	2.375%	12/21/12	139,200	140,155	0.4%
	JPMorgan Chase & Co.	6.750%	2/1/11	131,313	138,921	0.4%
5	JPMorgan Chase & Co.	4.600%–7.900%	1/17/11–12/29/49	269,813	288,554	0.8%
4	Merrill Lynch & Co. Inc.	0.485%–6.150%	2/5/10–2/3/14	183,788	191,048	0.6%
	Morgan Stanley	5.300%	3/1/13	153,781	164,478	0.5%
	Morgan Stanley	4.200%–6.750%	1/21/11–4/1/18	210,912	225,986	0.7%
	Royal Bank of Canada	2.250%	3/15/13	262,700	262,563	0.8%
6	Royal Bank of Scotland PLC	4.875%	8/25/14	118,592	122,842	0.3%
	Wachovia Bank NA	4.800%–7.800%	8/18/10–8/15/15	70,950	73,644	0.2%
5	Wachovia Capital Trust III	5.800%	3/15/11	27,485	21,163	0.1%
	Wachovia Corp.	5.500%	5/1/13	127,495	138,015	0.4%
4	Wachovia Corp.	0.381%–5.350%	6/1/10–10/15/11	55,547	56,753	0.2%
7	Washington Mutual Bank	5.550%–6.875%	6/16/10–6/15/11	30,948	4,099	0.0%
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,975	6,343	0.0%
	Wells Fargo & Co.	4.375%–5.300%	8/9/10–1/31/13	110,880	116,780	0.3%
	Wells Fargo Bank NA	6.450%	2/1/11	57,550	60,796	0.2%
	Wells Fargo Financial Inc.	5.500%	8/1/12	5,650	6,105	0.0%
	Westpac Banking Corp.	2.250%	11/19/12	209,751	210,032	0.6%
6	Banking—Other †				2,537,842	7.5%
6	Brokerage †				165,881	0.5%
	Finance Companies
	General Electric Capital Corp.	5.250%	10/19/12	181,373	193,735	0.6%
5	General Electric Capital Corp. 2.800%–6.375%		4/28/11–11/15/67	328,791	342,609	1.0%
5	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	4,238	0.0%
	HSBC Finance Corp.	6.375%	10/15/11	101,295	108,335	0.3%
	HSBC Finance Corp.	5.900%	6/19/12	95,578	102,963	0.3%
4	HSBC Finance Corp.	0.604%–7.000%	9/15/10–6/1/16	331,195	344,741	1.0%
6	Finance Companies—Other †				187,633	0.6%
	Insurance
4,6	MassMutual Global Funding II	0.314%	4/21/11	117,100	114,363	0.3%
6	Metropolitan Life Global Funding I 2.875%		9/17/12	97,575	98,944	0.3%
6	Insurance—Other †				1,250,829	3.7%
	Real Estate Investment Trusts
	Arden Realty LP	5.200%	9/1/11	7,700	8,008	0.0%
6	Real Estate Investment Trusts—Other †				358,017	1.1%
					10,925,824	32.2%
Industrial
	Basic Industry †				479,837	1.4%
	Capital Goods
	General Electric Co.	5.000%	2/1/13	65,024	69,609	0.2%
6	Capital Goods—Other †				792,844	2.3%
	Communication
	AT&T Corp.	7.300%	11/15/11	55,836	61,705	0.2%
4	AT&T Inc.	0.378%–6.700%	2/5/10–11/15/13	118,466	128,283	0.4%
	AT&T Mobility LLC	6.500%	12/15/11	20,455	22,376	0.1%
	Cellco Partnership/
	Verizon Wireless
	Capital LLC	3.750%	5/20/11	189,777	196,271	0.6%
	Cellco Partnership/
	Verizon Wireless
	Capital LLC	5.250%–7.375%	2/1/12–2/1/14	88,990	100,455	0.3%
	France Telecom SA	7.750%	3/1/11	112,587	120,730	0.4%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	New Cingular Wireless
	Services Inc.	7.875%–8.125%	3/1/11–5/1/12	138,964	154,025	0.4%
5	Nynex Corp.	9.550%	5/1/10	2,104	2,150	0.0%
	Telefonica Emisiones SAU	5.984%	6/20/11	112,190	119,298	0.3%
	Verizon Communications Inc.	4.350%–5.500%	2/15/13–2/15/18	120,224	129,698	0.4%
	Verizon Global Funding Corp.	6.875%–7.375%	12/1/10–9/1/12	91,127	100,088	0.3%
6	Communication—Other †				1,030,625	3.0%
	Consumer Cyclical
	Toyota Motor Credit Corp.	1.900%	12/5/12	124,740	124,842	0.4%
6	Consumer Cyclical—Other †				1,035,446	3.0%
6	Consumer Noncyclical †				1,658,030	4.9%
6	Energy †				774,420	2.3%
	Technology
4	Oracle Corp.	0.332%	5/14/10	93,775	93,797	0.3%
	Technology—Other †				803,254	2.4%
6	Transportation †				339,619	1.0%
					8,337,402	24.6%
Utilities
6	Electric †				1,168,076	3.4%
6	Natural Gas †				391,808	1.2%
					1,559,884	4.6%
Total Corporate Bonds (Cost $20,408,790)					20,823,110	61.4%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $283,471)†					293,811	0.9%
Taxable Municipal Bonds (Cost $126,122) †					125,773	0.4%
Tax-Exempt Municipal Bonds (Cost $78,228) †					78,228	0.2%
Convertible Preferred Stock (Cost $29,160) †					81	0.0%

				Shares
Preferred Stocks
	General Electric Capital Corp.	6.450%		300,000	7,500	0.0%
	Southern California Edison Co.	5.349%		1,083,106	108,473	0.3%
	Preferred Stocks—Other †				48,263	0.2%
Total Preferred Stocks (Cost $192,948)					164,236	0.5%
Temporary Cash Investment
Money Market Fund
8	Vanguard Market Liquidity Fund
	(Cost $2,578,812)	0.175%		2,578,811,649	2,578,812	7.6%
Total Investments (Cost $33,759,676)					34,223,601	100.9%
Other Assets and Liabilities
Other Assets					601,668	1.8%
Liabilities					(897,024)	(2.7%)
					(295,356)	(0.9%)
Net Assets					33,928,245	100.0%

Short-Term Investment-Grade Fund

At January 31, 2010, net assets consisted of:

Amount
($000)
Paid-in Capital	33,540,505
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(121,589)
Unrealized Appreciation (Depreciation)
Investment Securities	463,925
Futures Contracts	(2,592)
Swap Contracts	47,996
Net Assets	33,928,245

Investor Shares—Net Assets
Applicable to 1,413,195,692 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,114,952
Net Asset Value Per Share—Investor Shares	$10.70

Admiral Shares—Net Assets
Applicable to 1,586,933,488 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,973,267
Net Asset Value Per Share—Admiral Shares	$10.70

Institutional Shares—Net Assets
Applicable to 172,035,576 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,840,026
Net Asset Value Per Share—Institutional Shares	$10.70

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $28,660,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $214,000 have been segregated as collateral for open swap contracts.
3 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
4 Adjustable-rate security.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2010, the aggregate value of these securities was $4,770,607,000, representing 14.1% of net assets.
7 Non-income-producing security—security in default.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends	10,433
Interest[1]	1,026,061
Security Lending	2
Total Income	1,036,496
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,214
Management and Administrative—Investor Shares	24,473
Management and Administrative—Admiral Shares	9,923
Management and Administrative—Institutional Shares	650
Marketing and Distribution—Investor Shares	2,969
Marketing and Distribution—Admiral Shares	2,928
Marketing and Distribution—Institutional Shares	419
Custodian Fees	360
Auditing Fees	37
Shareholders’ Reports and Proxies—Investor Shares	631
Shareholders’ Reports and Proxies—Admiral Shares	102
Shareholders’ Reports and Proxies—Institutional Shares	—
Trustees’ Fees and Expenses	49
Total Expenses	45,755
Net Investment Income	990,741
Realized Net Gain (Loss)
Investment Securities Sold	6,227
Futures Contracts	(12,532)
Swap Contracts	92,601
Realized Net Gain (Loss)	86,296
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,198,460
Futures Contracts	(9,302)
Swap Contracts	3,051
Change in Unrealized Appreciation (Depreciation)	2,192,209
Net Increase (Decrease) in Net Assets Resulting from Operations	3,269,246
1 Interest income from an affiliated company of the fund was $5,146,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	990,741	913,371
Realized Net Gain (Loss)	86,296	114,497
Change in Unrealized Appreciation (Depreciation)	2,192,209	(1,901,546)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,269,246	(873,678)
Distributions
Net Investment Income
Investor Shares	(478,143)	(508,706)
Admiral Shares	(506,827)	(408,723)
Institutional Shares	(59,606)	(23,484)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(1,044,576)	(940,913)
Capital Share Transactions
Investor Shares	4,517,510	(634,682)
Admiral Shares	7,688,626	608,874
Institutional Shares	714,155	568,470
Net Increase (Decrease) from Capital Share Transactions	12,920,291	542,662
Total Increase (Decrease)	15,144,961	(1,271,929)
Net Assets
Beginning of Period	18,783,284	20,055,213
End of Period	33,928,245	18,783,284

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.81	$10.76	$10.54	$10.50	$10.63
Investment Operations
Net Investment Income	.387	.477	.520	.479	.389
Net Realized and Unrealized Gain (Loss)
on Investments	.907	(.936)	.216	.031	(.135)
Total from Investment Operations	1.294	(.459)	.736	.510	.254
Distributions
Dividends from Net Investment Income	(.404)	(.491)	(.516)	(.470)	(.384)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.404)	(.491)	(.516)	(.470)	(.384)
Net Asset Value, End of Period	$10.70	$9.81	$10.76	$10.54	$10.50

Total Return[1]	13.44%	-4.35%	7.17%	4.96%	2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,115	$9,557	$11,201	$10,364	$10,414
Ratio of Total Expenses to
Average Net Assets	0.24%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.66%	4.65%	4.91%	4.55%	3.68%
Portfolio Turnover Rate	59%[2]	49%	48%	43%	31%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.81	$10.76	$10.54	$10.50	$10.63
Investment Operations
Net Investment Income	.400	.487	.532	.490	.400
Net Realized and Unrealized Gain (Loss)
on Investments	.907	(.936)	.216	.031	(.135)
Total from Investment Operations	1.307	(.449)	.748	.521	.265
Distributions
Dividends from Net Investment Income	(.417)	(.501)	(.528)	(.481)	(.395)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.417)	(.501)	(.528)	(.481)	(.395)
Net Asset Value, End of Period	$10.70	$9.81	$10.76	$10.54	$10.50

Total Return	13.58%	-4.26%	7.29%	5.07%	2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,973	$8,225	$8,403	$6,993	$6,733
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.78%	4.75%	5.02%	4.66%	3.79%
Portfolio Turnover Rate	59%[1]	49%	48%	43%	31%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.81	$10.76	$10.54	$10.50	$10.63
Investment Operations
Net Investment Income	.404	.491	.535	.493	.404
Net Realized and Unrealized Gain (Loss)
on Investments	.907	(.936)	.216	.031	(.135)
Total from Investment Operations	1.311	(.445)	.751	.524	.269
Distributions
Dividends from Net Investment Income	(.421)	(.505)	(.531)	(.484)	(.399)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.421)	(.505)	(.531)	(.484)	(.399)
Net Asset Value, End of Period	$10.70	$9.81	$10.76	$10.54	$10.50

Total Return	13.62%	-4.22%	7.32%	5.11%	2.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,840	$1,002	$451	$400	$517
Ratio of Total Expenses to
Average Net Assets	0.09%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	3.81%	4.79%	5.05%	4.69%	3.82%
Portfolio Turnover Rate	59%[1]	49%	48%	43%	31%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic develop-ments in their respective industries. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term

Short-Term Investment-Grade Fund

of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The fund has also entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal

Short-Term Investment-Grade Fund

and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgagedollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $6,490,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.60% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Short-Term Investment-Grade Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,082,477	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,077,073	—
Corporate Bonds	—	20,823,110	—
Sovereign Bonds	—	293,811	—
Taxable Municipal Bonds	—	125,773	—
Tax-Exempt Municipal Bonds	—	78,228	—
Convertible Preferred Stock	81	—	—
Preferred Stocks	164,236	—	—
Temporary Cash Investments	2,578,812	—	—
Futures Contracts—Assets[1]	2,062	—	—
Futures Contracts—Liabilities[1]	(5,540)	—	—
Swap Contracts—Assets	—	56,329	—
Swap Contracts—Liabilities	—	(8,333)	—
Total	2,739,651	31,528,468	—

1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	55,068	3,323	58,391
Liabilities	(5,961)	(7,912)	(13,873)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(12,532)	—	(12,532)
Swap Contracts	80,648	11,953	92,601
Realized Net Gain (Loss) on Derivatives	68,116	11,953	80,069

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(9,302)	—	(9,302)
Swap Contracts	7,562	(4,511)	3,051

Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,740)	(4,511)	(6,251)

At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year United States Treasury Note	March 2010	13,758	2,998,599	12,110
5-Year United States Treasury Note	March 2010	(17,450)	(2,032,243)	(14,891)
10-Year United States Treasury Note	March 2010	(1,094)	(129,263)	189

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At January 31, 2010, the fund had the following open swap contracts:
Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid %)	($000)
Credit Protection Sold/Moody’s Rating
Burlington Northern/Baa1	6/20/12	DBAG	18,400	—	0.400	(6)
Johnson & Johnson/Aaa	9/20/12	GSCM	18,345	—	0.070	(105)
Johnson & Johnson/Aaa	9/20/12	UBSAG	7,340	—	0.080	(40)
Lloyds TBS Bank/Aa3	6/20/14	DBAG	12,900	—	1.550	187
Republic of Hellenic/A2	3/20/15	GSCM	20,000	1,870	1.000	(937)
Republic of Hellenic/A2	3/20/15	BARC	5,000	574	1.000	(127)
Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	12,700	—	(1.040)	(123)
Banco Santander	6/20/14	BOANA	19,320	—	(1.680)	(329)
Bank of America Corp.	12/20/14	DBAG	13,300	(167)	(1.000)	(10)
Bank of America Corp.	12/20/14	BARC	13,300	(155)	(1.000)	1
Bank of America Corp.	12/20/14	BARC	9,700	(95)	(1.000)	18
Barclays Bank	3/20/10	BOANA	10,000		(2.450)	(26)
Barclays Bank	6/20/10	BOANA	4,000		(1.680)	(17)
BBVA Senior Finance	6/20/14	DBAG	12,900	—	(0.950)	67
Citigroup Inc.	6/20/14	BOANA	34,200	(1,462)	(5.000)	(5,320)
Goldman, Sachs & Co.	6/20/10	JPMC	13,000	(203)	(1.000)	(60)
Merrill Lynch	9/20/13	BOANA	14,700	—	(2.900)	(721)
Wells Fargo	6/20/10	DBAG	11,000	(250)	(1.000)	(91)
Wells Fargo	9/20/10	DBAG	12,000	45	(1.000)	15
						(7,624)

1 BARC—Barclays Bank PLC.
BOANA—Bank of America NA
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank.
UBSAG—UBS AG.

Short-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid %)	(Paid %)	($000)
4/15/10	BOANA	34,400	0.270	(0.230)[2]	1
5/18/10	BARC	48,900	2.550	(0.270)[3]	329
6/15/10	BARC	25,000	2.590	(0.250)[3]	214
6/15/10	BOANA	3,025	0.410	(0.230)[2]	1
9/30/10	BARC	683,814	3.440	(0.250)[3]	13,960
11/6/10	GSCM	56,594	1.360	(0.230)[2]	423
11/6/10	BARC	40,154	1.350	(0.230)[2]	297
11/6/10	BARC	27,604	1.350	(0.230)[2]	206
11/6/10	WFC	10,193	1.360	(0.230)[2]	77
11/15/10	WFC	29,300	1.080	(0.230)[2]	163
11/15/10	WFC	28,000	0.990	(0.230)[2]	136
11/15/10	GSCM	2,700	0.630	(0.230)[2]	5
12/15/10	WFC	17,550	1.020	(0.230)[2]	95
1/18/11	BOANA	6,830	0.740	(0.230)[2]	20
4/15/11	BOANA	25,400	1.050	(0.230)[2]	149
5/16/11	BOANA	3,400	0.940	(0.230)[2]	14
5/16/11	WFC	3,380	0.980	(0.230)[2]	16
6/15/11	GSCM	6,700	1.320	(0.230)[2]	60
6/15/11	WFC	1,325	1.320	(0.230)[2]	12
7/15/11	BARC	112,500	1.200	(0.230)[2]	782
7/15/11	WFC	16,700	1.320	(0.230)[2]	146
7/15/11	GSCM	16,000	1.300	(0.230)[2]	133
7/15/11	JPMC	15,200	1.290	(0.230)[2]	126
7/15/11	BOANA	10,355	1.090	(0.230)[2]	56
7/15/11	WFC	7,800	1.300	(0.230)[2]	65
7/15/11	GSCM	3,380	1.090	(0.230)[2]	18
8/15/11	BOANA	13,850	0.830	(0.230)[2]	13
8/15/11	GSCM	3,400	1.090	(0.230)[2]	17
9/15/11	BARC	15,796	1.400	(0.230)[2]	146
9/15/11	WFC	6,625	1.410	(0.230)[2]	62
10/6/11	WFC	76,060	1.720	(0.230)[2]	1,093
10/6/11	BARC	76,060	1.720	(0.230)[2]	1,099
10/15/11	WFC	5,000	1.510	(0.230)[2]	53
10/21/11	WFC	31,800	1.340	(0.250)[3]	226
11/15/11	WFC	13,900	1.480	(0.230)[2]	137
11/15/11	GSCM	9,700	1.360	(0.230)[2]	75
11/15/11	WFC	2,250	1.500	(0.230)[2]	23
12/6/11	WFC	180,666	2.020	(0.260)[3]	3,329

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid %)	(Paid %)	($000)
1/15/12	WFC	19,400	1.150	(0.230)[2]	45
1/15/12	WFC	11,520	1.230	(0.230)[2]	44
1/15/12	WFC	10,200	1.380	(0.230)[2]	70
1/15/12	WFC	4,150	1.080	(0.220)[2]	4
1/15/12	WFC	380	1.050	(0.220)[2]	—
2/6/12	WFC	61,196	1.490	(0.230)[2]	516
2/15/12	BOANA	36,100	1.770	(0.230)[2]	501
3/6/12	GSCM	55,124	1.500	(0.230)[2]	445
4/15/12	WFC	11,270	1.540	(0.230)[2]	87
4/15/12	GSCM	8,940	1.540	(0.230)[2]	69
4/16/12	WFC	5,075	1.990	(0.230)[2]	89
4/16/12	BOANA	890	1.570	(0.230)[2]	8
5/15/12	GSCM	89,500	1.900	(0.230)[2]	1,344
5/15/12	BOANA	2,075	1.350	(0.230)[2]	5
6/15/12	BARC	69,900	1.660	(0.230)[2]	597
6/15/12	WFC	55,500	1.570	(0.230)[2]	366
6/15/12	WFC	40,600	1.450	(0.230)[2]	148
6/15/12	BARC	17,425	1.610	(0.230)[2]	132
6/15/12	BARC	3,280	1.680	(0.230)[2]	30
6/15/12	JPMC	2,770	1.350	(0.230)[2]	4
7/15/12	GSCM	41,000	1.730	(0.230)[2]	385
7/15/12	BARC	36,250	1.680	(0.230)[2]	297
7/15/12	JPMC	26,620	1.370	(0.220)[2]	17
7/15/12	WFC	23,000	1.710	(0.230)[2]	205
7/15/12	WFC	8,970	1.450	(0.230)[2]	23
7/15/12	WFC	3,425	1.450	(0.230)[2]	9
7/16/12	WFC	3,650	1.590	(0.230)[2]	22
8/15/12	WFC	77,375	1.850	(0.230)[2]	873
8/20/12	WFC	29,300	1.770	(0.230)[2]	269
9/6/12	GSCM	88,131	2.070	(0.230)[2]	1,442
9/6/12	BOANA	88,131	2.070	(0.230)[2]	1,424
9/15/12	GSCM	62,700	1.860	(0.230)[2]	658
9/15/12	WFC	27,325	1.760	(0.230)[2]	215
10/15/12	BOANA	23,900	1.750	(0.230)[2]	159
10/15/12	WFC	5,260	1.800	(0.230)[2]	42
10/20/12	BARC	19,100	1.760	(0.230)[2]	128
10/20/12	BARC	18,900	2.040	(0.230)[2]	265
10/22/12	BOANA	10,950	2.450	(0.230)[2]	277

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid %)	(Paid %)	($000)
11/9/12	WFC	25,750	1.860	(0.280)[3]	180
11/15/12	BARC	13,205	1.950	(0.230)[2]	145
11/15/12	WFC	9,510	1.810	(0.230)[2]	69
11/15/12	WFC	6,650	1.900	(0.230)[2]	64
11/15/12	WFC	1,448	1.560	(0.220)[2]	1
12/6/12	BARC	94,300	2.330	(0.260)[3]	1,798
12/6/12	BARC	7,800	1.930	(0.260)[3]	63
12/15/12	WFC	88,458	1.720	(0.230)[2]	282
12/15/12	WFC	42,980	1.820	(0.230)[2]	267
12/15/12	WFC	39,500	1.760	(0.230)[2]	179
12/15/12	BOANA	11,000	2.210	(0.250)[3]	169
12/17/12	BOANA	87,300	2.030	(0.230)[2]	1,062
12/17/12	WFC	26,400	2.260	(0.250)[3]	445
12/17/12	WFC	21,050	1.990	(0.250)[3]	196
12/17/12	BARC	7,900	2.380	(0.230)[2]	174
1/15/13	WFC	116,600	1.720	(0.230)[2]	214
2/15/13	WFC	27,500	1.710	(0.230)[2]	8
2/15/13	WFC	24,210	1.730	(0.220)[2]	21
2/15/13	WFC	3,900	1.960	(0.230)[2]	30
2/15/13	WFC	1,730	1.890	(0.230)[2]	10
2/20/13	WFC	18,200	1.930	(0.230)[2]	121
3/15/13	JPMC	89,700	1.740	(0.230)[2]	13
3/15/13	BARC	11,750	2.380	(0.230)[2]	229
3/15/13	WFC	6,600	2.170	(0.230)[2]	86
3/15/13	WFC	2,400	2.100	(0.230)[2]	26
3/15/13	WFC	1,100	1.850	(0.230)[2]	4
6/15/13	GSCM	9,300	2.350	(0.230)[2]	144
7/15/13	BOANA	54,488	2.190	(0.230)[2]	505
7/15/13	BARC	10,000	2.530	(0.230)[2]	207
9/15/13	WFC	49,000	2.330	(0.250)[3]	471
9/16/13	GSCM	16,750	2.290	(0.250)[3]	136
11/15/13	WFC	44,700	2.040	(0.230)[2]	(74)
11/15/13	WFC	20,600	2.090	(0.220)[2]	4
11/15/13	BARC	13,300	2.240	(0.230)[2]	77
11/15/13	WFC	3,190	2.040	(0.230)[2]	(5)
11/17/13	JPMC	7,695	2.170	(0.230)[2]	23
12/1/13	WFC	128,237	2.580	(0.260)[3]	1,982
12/1/13	GSCM	128,237	2.580	(0.260)[3]	1,991

Short-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid %)	(Paid %)	($000)
12/1/13	GSCM	43,112	2.580	(0.260)[3]	669
3/6/14	GSCM	128,659	2.450	(0.230)[2]	1,132
3/15/14	WFC	14,000	2.660	(0.230)[2]	234
4/15/14	WFC	26,200	2.210	(0.230)[2]	(74)
5/15/14	GSCM	2,675	2.300	(0.230)[2]	(1)
6/15/14	WFC	10,400	2.340	(0.230)[2]	(5)
6/16/14	WFC	105	2.580	(0.230)[2]	1
7/15/14	WFC	13,720	2.310	(0.230)[2]	(43)
8/15/14	WFC	78,750	2.680	(0.230)[2]	908
3/24/15	GSCM	4,380	2.910	(0.230)[2]	55
6/1/16	WFC	14,500	2.910	(0.260)[3]	(143)
8/15/16	GSCM	11,460	3.030	(0.230)[2]	(36)
8/15/16	BOANA	5,320	3.230	(0.230)[2]	47
12/15/16	GSCM	25,000	3.330	(0.250)[3]	183
12/15/16	JPMC	18,575	3.260	(0.250)[3]	50
12/15/16	WFC	16,300	3.370	(0.250)[3]	160
12/15/16	WFC	13,800	3.330	(0.240)[3]	101
12/15/16	WFC	11,050	3.260	(0.250)[3]	32
1/15/17	BARC	2,570	2.970	(0.230)[2]	(35)
2/15/17	WFC	85,000	3.370	(0.230)[2]	922
2/15/17	GSCM	45,000	3.430	(0.230)[2]	658
2/15/17	BARC	3,380	3.180	(0.230)[2]	(5)
6/15/17	BOANA	25,000	3.310	(0.220)[2]	69
6/15/17	GSCM	21,550	3.400	(0.230)[2]	189
6/15/17	GSCM	9,860	3.490	(0.230)[2]	146
6/15/17	BARC	4,960	3.470	(0.230)[2]	67
9/15/17	BARC	72,300	3.360	(0.220)[2]	199
9/15/17	GSCM	58,750	3.520	(0.230)[2]	797
					52,585

1 BARC—Barclays Bank PLC.
BOANA—Bank of America NA
GSCM—Goldman Sachs Bank USA.
JPMC—JPMorgan Chase Bank.
WFC—Wachovia Bank NA
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed
Securities AAA Index
3/1/10	BARC	33,850	(0.230)	1,518
4/1/10	BARC	33,850	(0.230)	1,517
				3,035

1 BARC—Barclays Bank PLC.
2 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended January 31, 2010, the fund realized $2,918,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $53,835,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.
For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $91,094,000 to offset future net capital gains of $9,274,000 through January 31, 2013, $49,839,000 through January 31, 2014, and $31,981,000 through January 31, 2015.

The fund had realized losses totaling $32,756,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2010, the cost of investment securities for tax purposes was $33,792,432,000. Net unrealized appreciation of investment securities for tax purposes was $431,169,000, consisting of unrealized gains of $985,148,000 on securities that had risen in value since their purchase and $553,979,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2010, the fund purchased $16,579,103,000 of investment securities and sold $9,082,453,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,480,010,000 and $4,396,344,000, respectively.

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
	2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	8,382,235	814,758	3,508,167	342,292
Issued in Lieu of Cash Distributions	426,064	41,281	463,739	45,312
Redeemed	(4,290,789)	(416,531)	(4,606,588)	(454,466)
Net Increase (Decrease)—Investor Shares	4,517,510	439,508	(634,682)	(66,862)
Admiral Shares
Issued	11,846,449	1,150,752	3,953,978	387,039
Issued in Lieu of Cash Distributions	394,683	38,155	338,767	33,133
Redeemed	(4,552,506)	(439,963)	(3,683,871)	(362,760)
Net Increase (Decrease)—Admiral Shares	7,688,626	748,944	608,874	57,412
Institutional Shares
Issued	823,140	80,281	778,808	80,718
Issued in Lieu of Cash Distributions	56,448	5,462	20,133	1,995
Redeemed	(165,433)	(15,781)	(230,471)	(22,565)
Net Increase (Decrease)—Institutional Shares	714,155	69,962	568,470	60,148

H. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
		Investor	Admiral
	Shares		Shares
Ticker Symbol		VFICX	VFIDX
Expense Ratio[1]		0.26%	0.14%
30-Day SEC Yield		4.11%	4.24%

Financial Attributes
		Barclays	Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,149	1,331	8,373
Average Quality	A1	A2/A3 Aa1/Aa2
Yield to Maturity
(before expenses)	4.3%	4.9%	3.4%
Average Coupon	5.2%	6.0%	4.6%
Average Duration	5.2 years	6.2 years	4.5 years
Average Effective
Maturity	7.1 years	7.7 years	6.8 years
Short-Term
Reserves	1.6%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Asset-Backed			8.0%
Commercial Mortgage-Backed			4.8
Finance			37.0
Foreign			2.1
Industrial			34.2
Treasury/Agency			3.9
Utilities			8.1
Other			0.3
Short-Term Reserves			1.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit Index	Bond Index
R-Squared	0.94	0.69
Beta	0.83	1.51

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	4.7%
1 - 3 Years	9.2
3 - 5 Years	19.3
5 - 7 Years	18.0
7 - 10 Years	45.6
10 - 20 Years	0.9
20 - 30 Years	0.2
Over 30 Years	2.1

Distribution by Credit Quality (% of portfolio)

Aaa	16.3%
Aa	19.2
A	41.1
Baa	20.8
Ba	1.1
Not Rated	1.5
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.24% for Investor Shares and 0.11% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Investment-Grade
	Fund Investor Shares	20.11%	4.93%	6.67%	$19,065
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. 5–10 Year Credit	20.79	5.00	7.30	20,229
	Intermediate Bond Index Investment-Grade Debt
	Funds Average	14.54	3.75	5.29	16,744
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(2/12/2001)	Investment
Intermediate-Term
Investment-Grade Fund Admiral
Shares	20.26%	5.05%	6.09%	$169,894
Barclays Capital U.S. Aggregate
Bond Index	8.51	5.16	5.77	165,350
Barclays Capital U.S. 5–10 Year
Credit Bond Index	20.79	5.00	6.59	177,237
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
				5–10 Year Credit
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.83%	5.37%	13.20%	14.26%
2002	6.75	1.48	8.23	8.07
2003	6.23	3.07	9.30	10.99
2004	5.30	2.08	7.38	9.71
2005	4.78	-0.54	4.24	5.40
2006	4.66	-3.30	1.36	0.63
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79

Average Annual Total Returns: Periods Ended December 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	17.73%	4.54%	5.70%	0.69%	6.39%
Admiral Shares	2/12/2001	17.88	4.66	5.57[1]	0.30[1]	5.87[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.625%	6/30/14	113,010	115,694	0.8%
	United States Treasury Note/Bond	2.125%	11/30/14	55,000	54,665	0.4%
1	United States Treasury Note/Bond	3.875%	5/15/18	42,360	43,922	0.3%
	U.S. Government Securities—Other †				97,578	0.7%
					311,859	2.2%
Agency Bonds and Notes
2,3	Federal Farm Credit Bank	0.161%	5/5/10	97,000	97,008	0.7%
2,3	Federal Farm Credit Bank	0.191%	5/4/10	73,225	73,225	0.5%
2,3	Federal Farm Credit Bank	0.171%	8/3/10	43,650	43,648	0.3%
2,3	Federal Farm Credit Bank	0.621%	10/1/10	4,850	4,850	0.0%
	Agency Bonds and Notes—Other †				21,145	0.2%
					239,876	1.7%
Nonconventional Mortgage-Backed Securities †					1,121	0.0%
Total U.S. Government and Agency Obligations (Cost $550,708)					552,856	3.9%
Asset-Backed/Commercial Mortgage-Backed Securities
3,4	BA Credit Card Trust	0.933%	12/15/14	42,780	42,950	0.3%
3,4	Capital One Multi-Asset
	Execution Trust	0.313%	12/16/19	60,690	57,748	0.4%
3,4	Capital One Multi-Asset
	Execution Trust	0.263%–6.000%	2/15/13–7/15/20	142,701	138,842	1.0%
4	Citibank Omni Master Trust	4.900%	11/15/18	38,560	40,048	0.3%
[3],[4],5 Ford Credit Floorplan
	Master Owner Trust	2.882%	12/15/14	37,130	37,278	0.3%
4	LB-UBS Commercial Mortgage Trust	5.347%	11/15/38	53,011	51,294	0.4%
4	Morgan Stanley Capital I	5.771%	10/15/42	60,000	61,010	0.4%
5	Asset-Backed/Commercial
	Mortgage-Backed
	Securities—Other †				1,355,232	9.6%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,689,563)					1,784,402	12.7%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
American Express Bank FSB	6.000%	9/13/17	4,250	4,521	0.0%
American Express
Centurion Bank	6.000%	9/13/17	48,060	50,597	0.4%
American Express
Centurion Bank	5.950%	6/12/17	10,000	10,514	0.1%
American Express Co.	4.875%–8.125%	7/15/13–5/20/19	68,721	78,064	0.5%
Bank of America Corp.	4.875%–7.625%	1/15/13–6/1/19	88,946	95,415	0.7%
Bank of America NA	5.300%–6.100%	3/15/17 –6/15/17	29,527	29,721	0.2%
Bank One Corp.	4.900%	4/30/15	15,000	15,889	0.1%
Barclays Bank PLC	5.000%	9/22/16	40,000	40,961	0.3%
Bear Stearns Cos. LLC	5.300%–7.250%	11/15/14–2/1/18	87,971	97,583	0.7%
Citigroup Inc.	6.125%	11/21/17	63,925	64,681	0.5%
Citigroup Inc.	5.000%–8.500%	10/1/10–5/22/19	90,450	96,433	0.7%
Credit Suisse	6.000%	2/15/18	60,692	64,124	0.4%
Credit Suisse	5.300%	8/13/19	60,000	61,755	0.4%
Credit Suisse	5.500%	5/1/14	49,320	53,793	0.4%
Credit Suisse AG	5.400%	1/14/20	37,000	36,937	0.3%
Credit Suisse USA Inc.	4.875%–5.125%	1/15/14–8/15/15	30,242	32,289	0.2%
Deutsche Bank AG	6.000%	9/1/17	43,000	47,386	0.3%
HSBC Bank USA NA	4.625%	4/1/14	22,000	23,347	0.2%
JPMorgan Chase & Co.	6.300%	4/23/19	39,150	43,353	0.3%
4 JPMorgan Chase & Co.	4.875%–7.900%	1/2/13–12/29/49	52,090	55,772	0.4%
JPMorgan Chase Bank NA	6.000%	10/1/17	41,880	44,979	0.3%
JPMorgan Chase Bank NA	5.875%	6/13/16	10,000	10,655	0.1%
Manufacturers &
Traders Trust Co.	6.625%	12/4/17	43,555	46,205	0.3%
Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	10,347	0.1%
Merrill Lynch & Co. Inc.	5.700%–6.875%	5/16/16–4/25/18	44,505	46,051	0.3%
Morgan Stanley	6.625%	4/1/18	52,150	56,741	0.4%
Morgan Stanley	5.950%	12/28/17	38,000	39,671	0.3%
Morgan Stanley	4.750%–7.300%	4/1/14–9/23/19	79,075	81,606	0.6%
National City Bank	5.250%–6.250%	3/15/11–6/7/17	20,512	21,435	0.1%
National City Corp.	4.900%–6.875%	1/15/15– 5/15/19	30,935	32,961	0.2%
PNC Bank NA	6.875%	4/1/18	33,085	37,076	0.3%
PNC Bank NA	4.875%–6.000%	9/21/17–12/7/17	10,600	10,961	0.1%
PNC Funding Corp.	4.250%–6.700%	9/21/15–6/10/19	38,685	41,497	0.3%
5 Royal Bank of Scotland PLC	4.875%	8/25/14	63,290	65,558	0.5%
SouthTrust Corp.	5.800%	6/15/14	14,705	15,576	0.1%
UBS AG	5.875%	12/20/17	50,000	52,513	0.4%
UBS AG	5.750%	4/25/18	37,625	39,270	0.3%
Wachovia Bank NA	4.800%–6.000%	11/1/14–11/15/17	65,800	69,192	0.5%
Wachovia Corp.	5.625%	10/15/16	35,000	36,591	0.3%
Wachovia Corp.	5.500%–5.750%	5/1/13–2/1/18	44,870	47,497	0.3%
6 Washington Mutual Bank	5.125%–5.650%	1/15/13–1/15/15	22,647	102	0.0%
Washington Mutual
Finance Corp.	6.875%	5/15/11	5,000	5,308	0.0%
Wells Fargo & Co.	5.625%	12/11/17	35,400	37,310	0.3%
Wells Fargo & Co.	4.625%–5.125%	10/16/13–9/15/16	19,500	20,155	0.1%
Wells Fargo Bank NA	4.750%–5.750%	2/9/15–5/16/16	29,050	30,342	0.2%
Westpac Banking Corp.	4.200%	2/27/15	35,000	36,216	0.2%
5 Banking—Other †				1,022,980	7.3%
5 Brokerage †				106,151	0.8%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Finance Companies
	American General
	Finance Corp.	4.875%–6.900%	5/15/10–12/15/17	60,500	50,334	0.3%
	General Electric Capital Corp.	5.625%	5/1/18	105,000	107,164	0.7%
	General Electric Capital Corp.	5.625%	9/15/17	55,525	57,934	0.4%
4	General Electric
	Capital Corp.	4.375%–6.375%	3/3/12–11/15/67	53,325	53,875	0.4%
4	HSBC Finance
	Capital Trust IX	5.911%	11/30/35	27,500	23,306	0.2%
	HSBC Finance Corp.	5.500%	1/19/16	78,058	83,055	0.6%
3	HSBC Finance Corp.	0.686%–5.250%	1/15/14–6/1/16	26,275	27,103	0.2%
	International Lease
	Finance Corp.	4.950%–5.750%	2/1/11–6/15/11	11,000	10,327	0.1%
	Finance Companies—Other †				15,091	0.1%
	Insurance
	ACE INA Holdings Inc.	5.875%	6/15/14	41,839	46,443	0.3%
4,5	AGFC Capital Trust I	6.000%	1/15/67	8,000	3,800	0.0%
	Allstate Corp.	7.450%	5/16/19	33,100	38,655	0.3%
	American International
	Group Inc.	5.050%–8.250%	10/1/15–8/15/18	93,000	78,322	0.6%
5	Metropolitan Life
	Global Funding I	5.125%	4/10/13	108,720	116,141	0.8%
	Travelers Cos. Inc.	5.800%	5/15/18	37,710	40,790	0.3%
5	Insurance—Other †				990,405	7.0%
5	Other Finance †				12,100	0.1%
5	Real Estate Investment Trusts †				318,632	2.3%
					5,141,558	36.5%
Industrial
5	Basic Industry †				360,545	2.5%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	61,800	64,409	0.4%
5	Capital Goods—Other †				575,212	4.1%
	Communication
	AT&T Inc.	5.500%	2/1/18	53,425	56,605	0.4%
	Cellco Partnership/
	Verizon Wireless Capital LLC	8.500%	11/15/18	30,000	37,871	0.3%
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.550%	2/1/14	6,800	7,503	0.1%
	Verizon Communications Inc.	6.100%	4/15/18	42,295	46,277	0.3%
	Verizon Communications Inc. 5.500%–8.750%		2/15/16–4/1/19	76,470	87,499	0.6%
5	Communication—Other †				705,718	5.0%
5	Consumer Cyclical †				432,115	3.1%
	Consumer Noncyclical
	AstraZeneca PLC	5.900%	9/15/17	32,060	36,020	0.2%
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	38,400	41,833	0.3%
	Novartis Securities Investment Ltd.	5.125%	2/10/19	38,794	40,717	0.3%
	Pfizer Inc.	6.200%	3/15/19	74,000	83,014	0.6%
	Philip Morris International Inc.	5.650%	5/16/18	39,055	41,652	0.3%
5	Consumer Noncyclical—Other †				1,122,502	8.0%
	Energy
	ConocoPhillips	5.750%	2/1/19	43,935	47,853	0.3%
5	Energy—Other †				415,829	3.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Technology
	Cisco Systems Inc.	5.500%	2/22/16	48,011	53,772	0.4%
	Technology—Other †				355,007	2.5%
5	Transportation †				137,596	1.0%
					4,749,549	33.7%
Utilities
5	Electric †				819,354	5.8%
5	Natural Gas †				280,380	2.0%
					1,099,734	7.8%
Total Corporate Bonds (Cost $10,380,552)					10,990,841	78.0%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $283,034) †					296,398	2.1%
Taxable Municipal Bonds (Cost $25,642) †					23,371	0.2%
Tax-Exempt Municipal Bonds (Cost $18,967) †					18,967	0.1%
Convertible Preferred Stock (Cost $8,740) †					25	0.0%
Preferred Stocks (Cost $36,150) †					33,723	0.2%
Temporary Cash Investment
Money Market Fund
7	Vanguard Market Liquidity Fund
	(Cost $179,184)	0.175%		179,184,100	179,184	1.3%
Total Investments (Cost $13,172,540)					13,879,767	98.5%
Other Assets and Liabilities
Other Assets					326,331	2.3%
Liabilities					(115,303)	(0.8%)
					211,028	1.5%
Net Assets					14,090,795	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	13,308,846
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	48,382
Unrealized Appreciation (Depreciation)
Investment Securities	707,227
Futures Contracts	(2,329)
Swap Contracts	28,669
Net Assets	14,090,795

Investor Shares—Net Assets
Applicable to 559,842,538 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,489,356
Net Asset Value Per Share—Investor Shares	$9.81

Admiral Shares—Net Assets
Applicable to 877,234,925 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,601,439
Net Asset Value Per Share—Admiral Shares	$9.81

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $15,035,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2010, the aggregate value of these securities was $1,588,626,000, representing 11.3% of net assets.
6 Non-income-producing security—security in default.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Dividends	2,388
Interest[1]	630,134
Total Income	632,522
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,462
Management and Administrative—Investor Shares	9,354
Management and Administrative—Admiral Shares	5,492
Marketing and Distribution—Investor Shares	1,306
Marketing and Distribution—Admiral Shares	1,673
Custodian Fees	159
Auditing Fees	37
Shareholders’ Reports and Proxies—Investor Shares	266
Shareholders’ Reports and Proxies—Admiral Shares	43
Trustees’ Fees and Expenses	22
Total Expenses	19,814
Net Investment Income	612,708
Realized Net Gain (Loss)
Investment Securities Sold	66,050
Futures Contracts	(21,766)
Swap Contracts	63,868
Realized Net Gain (Loss)	108,152
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,479,516
Futures Contracts	(11,286)
Swap Contracts	27,787
Change in Unrealized Appreciation (Depreciation)	1,496,017
Net Increase (Decrease) in Net Assets Resulting from Operations	2,216,877
1 Interest income from an affiliated company of the fund was $916,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	612,708	342,318
Realized Net Gain (Loss)	108,152	40,772
Change in Unrealized Appreciation (Depreciation)	1,496,017	(832,263)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,216,877	(449,173)
Distributions
Net Investment Income
Investor Shares	(247,646)	(145,534)
Admiral Shares	(379,655)	(197,306)
Realized Capital Gain[1]
Investor Shares	(19,714)	(13,265)
Admiral Shares	(29,706)	(17,644)
Total Distributions	(676,721)	(373,749)
Capital Share Transactions
Investor Shares	1,293,600	1,280,174
Admiral Shares	2,915,447	1,779,430
Net Increase (Decrease) from Capital Share Transactions	4,209,047	3,059,604
Total Increase (Decrease)	5,749,203	2,236,682
Net Assets
Beginning of Period	8,341,592	6,104,910
End of Period	14,090,795	8,341,592

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $30,359,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.64	$9.93	$9.66	$9.73	$10.08
Investment Operations
Net Investment Income	.468	.505	.501	.490	.466
Net Realized and Unrealized Gain (Loss)
on Investments	1.220	(1.239)	.270	(.071)	(.332)
Total from Investment Operations	1.688	(.734)	.771	.419	.134
Distributions
Dividends from Net Investment Income	(.478)	(.506)	(.501)	(.489)	(.466)
Distributions from Realized Capital Gains	(.040)	(.050)	—	—	(.018)
Total Distributions	(.518)	(.556)	(.501)	(.489)	(.484)
Net Asset Value, End of Period	$9.81	$8.64	$9.93	$9.66	$9.73

Total Return[1]	20.11%	-7.56%	8.21%	4.45%	1.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,489	$3,577	$2,650	$2,418	$2,447
Ratio of Total Expenses to
Average Net Assets	0.24%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	5.05%	5.50%	5.16%	5.10%	4.71%
Portfolio Turnover Rate	69%	48%	48%	43%	51%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.64	$9.93	$9.66	$9.73	$10.08
Investment Operations
Net Investment Income	.480	.514	.511	.501	.477
Net Realized and Unrealized Gain (Loss)
on Investments	1.220	(1.239)	.270	(.071)	(.332)
Total from Investment Operations	1.700	(.725)	.781	.430	.145
Distributions
Dividends from Net Investment Income	(.490)	(.515)	(.511)	(.500)	(.477)
Distributions from Realized Capital Gains	(.040)	(.050)	—	—	(.018)
Total Distributions	(.530)	(.565)	(.511)	(.500)	(.495)
Net Asset Value, End of Period	$9.81	$8.64	$9.93	$9.66	$9.73

Total Return	20.26%	-7.47%	8.33%	4.57%	1.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,601	$4,765	$3,455	$2,794	$2,550
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	5.18%	5.60%	5.27%	5.21%	4.82%
Portfolio Turnover Rate	69%	48%	48%	43%	51%

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the

Intermediate-Term Investment-Grade Fund

seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The fund has entered into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS

Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgagedollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls

Intermediate-Term Investment-Grade Fund

are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $2,727,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	552,856	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,784,402	—
Corporate Bonds	—	10,990,841	—
Sovereign Bonds	—	296,398	—
Taxable Municipal Bonds	—	23,371	—
Tax-Exempt Municipal Bonds	—	18,967	—
Convertible Preferred Stocks	25	—	—
Preferred Stocks	33,723	—	—
Temporary Cash Investments	179,184	—	—
Futures Contracts—Assets[1]	3,084	—	—
Futures Contracts—Liabilities[1]	(1,121)	—	—
Swap Contracts—Assets	—	30,092	—
Swap Contracts—Liabilities	—	(1,423)	—
Total	214,895	13,695,504	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	11,965	21,211	33,176
Liabilities	(1,325)	(1,219)	(2,544)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(21,766)	—	(21,766)
Swap Contracts	13,582	50,286	63,868
Realized Net Gain (Loss) on Derivatives	(8,184)	50,286	42,102

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,286)	—	(11,286)
Swap Contracts	8,390	19,397	27,787
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,896)	19,397	16,501

Intermediate-Term Investment-Grade Fund

At January 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year United States Treasury Note	March 2010	(5,980)	(1,303,360)	(3,881)
10-Year United States Treasury Note	March 2010	5,739	678,099	(863)
5-Year United States Treasury Note	March 2010	1,922	223,838	2,415

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2010, the fund had the following open swap contracts:
Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid %)	($000)
Credit Protection Sold/Moody’s Rating
Burlington Northern
Santa Fe Corp./Baa1	3/20/14	DBAG	5,000	—	0.400	(2)
HSBC/A3	3/20/14	BOANA	28,000	—	6.200	5,669
HSBC/A3	6/20/14	GSCM	30,000	3,600	5.000	8,118
Johnson & Johnson/Aaa	9/20/12	GSCM	5,400	—	0.070	(31)
Johnson & Johnson/Aaa	9/20/12	UBSAG	2,160	—	0.080	(12)
Lloyds TBS Bank/Aa3	6/20/14	DBAG	6,100	—	1.550	89
Credit Protection Purchased
Banco Santander	6/20/14	BOANA	9,200	—	(1.680)	(157)
Bank of America Corp.	12/20/14	DBAG	5,800	(73)	(1.000)	(5)
Bank of America Corp.	12/20/14	BARC	5,800	(68)	(1.000)	1
BBVA Senior Finance	6/20/14	DBAG	6,100	—	(0.950)	32
Goldman Sach’s & Co	9/20/10	DBAG	7,500	(52)	(1.000)	(24)
Marsh & McLennan Co.	6/20/14	DBAG	10,000	135	(1.000)	21
Morgan Stanley	9/20/18	BOANA	10,000	(1,152)	(1.000)	(653)
Morgan Stanley	9/20/18	UBSAG	10,000	—	(2.000)	(335)
Wells Fargo	9/20/10	DBAG	8,000	30	(1.000)	10
						12,721

1 BARC—Barclays Bank PLC.
BOANA—Bank of America NA
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid %)	(Paid %)	($000)
4/15/10	BOANA	15,000	0.270	(0.230)[2]	—
6/15/10	BOANA	1,400	0.410	(0.230)[2]	1
9/30/10	BARC	360	3.440	(0.250)[3]	7
10/6/10	WFC	8,165	1.640	(0.250)[3]	71
11/15/10	GSCM	1,230	0.630	(0.230)[2]	2
12/15/10	WFC	8,300	1.020	(0.230)[2]	45
1/15/11	WFC	16,700	1.030	(0.230)[2]	94
1/18/11	BOANA	3,000	0.740	(0.230)[2]	9
5/16/11	WFC	1,540	0.980	(0.230)[2]	7
5/16/11	BOANA	1,500	0.940	(0.230)[2]	6
6/15/11	GSCM	3,125	1.320	(0.230)[2]	28
6/15/11	WFC	650	1.320	(0.230)[2]	6
7/15/11	WFC	7,900	1.320	(0.230)[2]	69
7/15/11	BOANA	4,220	1.090	(0.230)[2]	23
7/15/11	WFC	2,200	1.270	(0.230)[2]	17
7/15/11	GSCM	1,900	1.240	(0.230)[2]	14
7/15/11	GSCM	1,540	1.090	(0.230)[2]	8
8/15/11	BOANA	5,800	0.830	(0.230)[2]	5
8/15/11	GSCM	1,500	1.090	(0.230)[2]	7
10/6/11	BARC	6,600	1.720	(0.230)[2]	95
10/15/11	WFC	2,375	1.510	(0.230)[2]	25
11/15/11	WFC	3,000	1.380	(0.230)[2]	24
11/15/11	WFC	1,720	1.500	(0.230)[2]	18
12/6/11	WFC	3,950	2.020	(0.260)[3]	73
1/15/12	WFC	8,100	1.150	(0.230)[2]	19
1/15/12	WFC	4,900	1.230	(0.230)[2]	19
1/15/12	WFC	4,550	1.380	(0.230)[2]	31
1/15/12	WFC	1,740	1.080	(0.220)[2]	2
1/15/12	WFC	160	1.050	(0.220)[2]	—
2/6/12	WFC	5,500	1.490	(0.230)[2]	46
3/6/12	GSCM	5,000	1.500	(0.230)[2]	40
4/15/12	WFC	6,300	1.540	(0.230)[2]	49
4/24/12	GSCM	1,700	1.600	(0.230)[2]	15
5/15/12	GSCM	2,100	1.710	(0.230)[2]	22
5/15/12	BOANA	875	1.350	(0.230)[2]	2
6/15/12	BARC	31,500	1.660	(0.230)[2]	270
6/15/12	BARC	1,500	1.680	(0.230)[2]	14

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid %)	(Paid %)	($000)
6/15/12	JPMC	1,160	1.350	(0.230)[2]	2
7/15/12	WFC	19,800	1.600	(0.230)[2]	120
7/15/12	BARC	16,105	1.680	(0.230)[2]	132
7/15/12	GSCM	14,980	1.610	(0.230)[2]	97
7/15/12	JPMC	11,950	1.370	(0.220)[2]	8
7/15/12	GSCM	8,000	1.730	(0.230)[2]	75
7/15/12	WFC	4,085	1.450	(0.230)[2]	11
7/15/12	WFC	1,485	1.450	(0.230)[2]	4
7/16/12	WFC	1,270	1.590	(0.230)[2]	8
8/15/12	WFC	13,850	1.850	(0.230)[2]	156
9/6/12	GSCM	30,556	2.070	(0.230)[2]	500
9/6/12	BOANA	30,556	2.070	(0.230)[2]	494
9/15/12	WFC	30,665	1.760	(0.230)[2]	241
9/15/12	GSCM	22,400	1.860	(0.230)[2]	235
10/15/12	BOANA	10,550	1.750	(0.230)[2]	70
11/15/12	GSCM	10,100	1.800	(0.230)[2]	69
11/15/12	BARC	6,200	1.950	(0.230)[2]	68
11/15/12	WFC	3,970	1.810	(0.230)[2]	29
12/6/12	BARC	15,500	2.330	(0.260)[3]	295
12/15/12	WFC	37,130	1.720	(0.230)[2]	119
12/15/12	WFC	18,000	1.820	(0.230)[3]	112
12/15/12	WFC	16,500	1.760	(0.230)[2]	75
12/15/12	BOANA	7,000	2.210	(0.250)[2]	107
12/17/12	WFC	14,500	2.260	(0.250)[3]	245
12/17/12	WFC	9,700	1.990	(0.250)[3]	90
1/15/13	WFC	16,750	1.720	(0.230)[2]	31
2/15/13	WFC	11,800	1.710	(0.230)[2]	3
2/15/13	WFC	10,170	1.730	(0.220)[2]	9
2/15/13	WFC	725	1.890	(0.230)[2]	4
2/20/13	WFC	6,220	1.930	(0.230)[2]	41
3/15/13	WFC	11,750	1.900	(0.230)[2]	58
3/15/13	WFC	3,200	2.170	(0.230)[2]	42
3/15/13	WFC	1,200	2.100	(0.230)[2]	13
7/15/13	BOANA	25,000	2.190	(0.230)[2]	233
7/15/13	BARC	7,000	2.530	(0.230)[2]	145
8/15/13	WFC	5,600	1.970	(0.230)[2]	4
9/16/13	GSCM	7,850	2.290	(0.250)[3]	64

Intermediate-Term Investment-Grade Fund

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid %)	(Paid %)	($000)
11/15/13	WFC	24,240	2.040	(0.230)[2]	(38)
11/15/13	WFC	1,750	2.040	(0.230)[2]	(3)
11/17/13	JPMC	3,600	2.170	(0.230)[2]	11
12/1/13	WFC	41,858	2.580	(0.260)[3]	643
12/1/13	GSCM	41,858	2.580	(0.260)[3]	650
12/1/13	GSCM	29,608	2.580	(0.260)[3]	459
1/6/14	WFC	10,000	2.430	(0.230)[2]	106
3/6/14	GSCM	24,902	2.450	(0.230)[2]	219
3/15/14	WFC	7,500	2.660	(0.230)[2]	125
4/15/14	WFC	14,000	2.210	(0.230)[2]	(40)
5/15/14	GSCM	1,250	2.300	(0.230)[2]	—
6/15/14	WFC	4,400	2.340	(0.230)[2]	(2)
6/16/14	WFC	40	2.580	(0.230)[2]	—
7/15/14	WFC	8,000	2.310	(0.230)[2]	(25)
8/15/14	WFC	12,750	2.680	(0.230)[2]	147
3/24/15	GSCM	1,520	2.910	(0.230)[2]	19
6/1/16	WFC	6,225	2.910	(0.260)[3]	(61)
8/15/16	GSCM	15,400	3.080	(0.230)[2]	(1)
8/15/16	GSCM	5,430	3.030	(0.230)[2]	(17)
8/15/16	BOANA	2,240	3.230	(0.230)[2]	20
12/15/16	WFC	11,300	3.370	(0.250)[3]	110
1/15/17	BARC	1,130	2.970	(0.230)[2]	(15)
2/15/17	WFC	43,000	3.370	(0.230)[2]	463
2/15/17	GSCM	16,200	3.430	(0.230)[2]	237
2/15/17	BARC	1,490	3.180	(0.230)[2]	(2)
6/15/17	BOANA	10,000	3.310	(0.220)[2]	28
6/15/17	GSCM	4,160	3.490	(0.230)[2]	62
6/15/17	BARC	2,050	3.470	(0.230)[2]	28
9/15/17	GSCM	24,600	3.520	(0.230)[2]	334
9/15/17	BARC	10,000	3.360	(0.220)[2]	28
					8,677

Intermediate-Term Investment-Grade Fund

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed Securities AAA Index
2/1/10	BARC	48,500	(0.230)	—
3/1/10	BARC	60,863	(0.230)	2,729
4/1/10	BARC	60,863	(0.230)	2,729
5/1/10	BARC	48,500	(0.240)	1,813
				7,271

1 BARC—Barclays Bank PLC.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $3,770,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $14,593,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2010, the fund had short-term gains of $51,792,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $5,647,000 through January 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At January 31, 2010, the cost of investment securities for tax purposes was $13,178,279,000.

Net unrealized appreciation of investment securities for tax purposes was $701,488,000, consisting of unrealized gains of $907,168,000 on securities that had risen in value since their purchase and $205,680,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Investment-Grade Fund

F. During the year ended January 31, 2010, the fund purchased $7,462,006,000 of investment securities and sold $3,780,478,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,047,834,000 and $3,629,917,000, respectively.

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,438,572	378,145	2,198,826	249,368
Issued in Lieu of Cash Distributions	202,178	21,882	129,362	14,139
Redeemed	(2,347,150)	(254,014)	(1,048,014)	(116,451)
Net Increase (Decrease)—Investor Shares	1,293,600	146,013	1,280,174	147,056
Admiral Shares
Issued	5,385,559	592,894	2,675,249	302,939
Issued in Lieu of Cash Distributions	310,306	33,492	170,351	18,618
Redeemed	(2,780,418)	(300,405)	(1,066,170)	(118,214)
Net Increase (Decrease)—Admiral Shares	2,915,447	325,981	1,779,430	203,343

H. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
		Investor	Admiral
		Shares	Shares
Ticker Symbol	VWESX		VWETX
Expense Ratio[1]	0.28%		0.16%
30-Day SEC Yield	5.74%		5.86%

Financial Attributes
		Barclays
		Long Barclays
		Credit Aggregate
		A/Better	Bond
	Fund	Index	Index
Number of Bonds	357	611	8,373
Average Quality	A1	A1/A2	Aa1/Aa2
Yield to Maturity
(before expenses)	6.0%	5.9%	3.4%
Average Coupon	6.4%	6.4%	4.6%
Average Duration	12.3 years	12.4 years	4.5 years
Average Effective
Maturity	23.6 years	24.9 years	6.8 years
Short-Term
Reserves	0.4%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Finance			29.3%
Foreign			2.2
Industrial			44.8
Treasury/Agency			2.8
Utilities			13.9
Other			6.6
Short-Term Reserves			0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long Credit	Barclays
	A/Better	Aggregate
	Index	Bond Index
R-Squared	0.96	0.79
Beta	0.91	2.81

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	0.3%
1 - 5 Years	2.2
5 - 10 Years	5.8
10 - 20 Years	19.0
20 - 30 Years	69.6
Over 30 Years	3.1

Distribution by Credit Quality (% of portfolio)

Aaa	4.7%
Aa	18.7
A	54.6
Baa	18.9
Ba	1.1
B	0.1
Not Rated	1.9
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.26% for Investor Shares and 0.13% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Investment-Grade Fund
	Investor Shares	17.29%	4.37%	7.37%	$20,356
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. Long Credit A or	17.13	3.77	7.34	20,299

	Corporate Better Bond A-Rated Index Debt Funds
	Average	16.54	3.81	5.43	16,968
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(2/12/2001)	Investment
Long-Term Investment-Grade Fund
Admiral Shares		17.44%	4.49%	6.75%	$179,688
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.77	165,350
Barclays Capital U.S. Long Credit A
or Better Bond Index		17.13	3.77	6.57	176,982

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010

				Barclays Capital U.S.
				Long Credit A or
			Investor Shares	Better Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	7.71%	6.81%	14.52%	15.77%
2002	6.75	1.51	8.26	9.14
2003	6.73	5.02	11.75	12.69
2004	5.92	2.17	8.09	7.68
2005	5.94	3.83	9.77	10.05
2006	5.27	-4.00	1.27	1.32
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13

Average Annual Total Returns: Periods Ended December 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	8.75%	4.53%	6.23%	0.96%	7.19%
Admiral Shares	2/12/2001	8.89	4.66	6.19[1]	0.41[1]	6.60[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	4.375%	11/15/39	45,000	44,051	0.5%
United States Treasury Strip Principal	0.000%	2/15/36	217,000	65,321	0.8%
United States Treasury Strip Principal	0.000%	8/15/39	71,500	17,897	0.2%
				127,269	1.5%
Agency Bonds and Notes
1 Federal Home Loan Banks	5.500%	7/15/36	52,000	55,126	0.7%
Agency Bonds and Notes—Other †				43,649	0.5%
				98,775	1.2%
Total U.S. Government and Agency Obligations (Cost $232,290)				226,044	2.7%
Corporate Bonds
Finance
Banking
Bank of America Corp.	6.800%	3/15/28	35,000	34,560	0.4%
Bank of America NA	6.000%	10/15/36	60,000	58,499	0.7%
Bank One Corp.	7.625%–8.000%	7/15/25 –4/29/27	73,869	87,481	1.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	15,000	17,307	0.2%
Citigroup Inc.	5.850%–8.500%	5/15/18–7/15/39	211,050	198,137	2.4%
Credit Suisse USA Inc.	7.125%	7/15/32	38,000	45,507	0.6%
Goldman Sachs Group Inc.	6.750%	10/1/37	112,160	111,426	1.4%
Goldman Sachs Group Inc.	6.125%	2/15/33	55,725	56,227	0.7%
Goldman Sachs Group Inc.	6.450%	5/1/36	45,000	43,175	0.5%
Goldman Sachs Group Inc.	7.500%	2/15/19	12,505	14,506	0.2%
HSBC Bank USA NA	5.875%	11/1/34	50,700	50,194	0.6%
HSBC Bank USA NA	5.625%–7.000%	8/15/35–1/15/39	38,000	38,093	0.5%
HSBC Holdings PLC	6.800%	6/1/38	39,000	42,744	0.5%
HSBC Holdings PLC	6.500%–7.625%	5/17/32–9/15/37	38,200	42,571	0.5%
JP Morgan Chase Capital XXV	6.800%	10/1/37	8,415	8,464	0.1%
JPMorgan Chase & Co.	6.400%	5/15/38	81,000	87,686	1.1%
Merrill Lynch & Co. Inc.	6.110%–7.750%	4/25/18 –5/14/38	91,150	91,172	1.1%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wachovia Bank NA	6.600%	1/15/38	65,225	68,740	0.8%
Wachovia Bank NA	5.850%	2/1/37	20,700	20,014	0.2%
Wachovia Corp.	5.500%–6.605%	10/1/25–8/1/35	45,730	43,692	0.5%
Wells Fargo & Co.	5.375%	2/7/35	37,000	34,929	0.4%
Wells Fargo Bank NA	5.950%	8/26/36	22,670	21,959	0.3%
2 Banking—Other †				306,036	3.7%
2 Brokerage †				18,055	0.2%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	117,095	119,499	1.5%
General Electric Capital Corp.	6.875%	1/10/39	62,685	65,211	0.8%
General Electric Capital Corp.	5.875%	1/14/38	37,905	34,861	0.4%
Insurance
2 New York Life Insurance Co.	5.875%	5/15/33	60,275	58,581	0.7%
2 Insurance—Other †				523,020	6.4%
2 Real Estate Investment Trusts †				36,139	0.4%
				2,378,485	28.9%
Industrial
Basic Industry †				55,897	0.7%
Capital Goods
2 Siemens
Financieringsmaatschappij NV	6.125%	8/17/26	39,750	43,811	0.6%
2 Capital Goods—Other †				239,818	2.9%
Communication
Alltel Corp.	7.875%	7/1/32	8,133	9,881	0.1%
AT&T Inc.	6.300%–6.550%	1/15/38 –2/15/39	23,000	23,889	0.3%
BellSouth Corp.	6.875%	10/15/31	40,000	43,033	0.5%
BellSouth Corp.	6.000%	11/15/34	40,000	38,980	0.5%
BellSouth
Telecommunications Inc.	7.000%	12/1/95	3,850	3,961	0.0%
CBS Corp.	7.875%	7/30/30	40,000	43,771	0.5%
3 France Telecom SA	8.500%	3/1/31	81,255	107,717	1.3%
GTE Corp.	6.940%	4/15/28	20,000	22,058	0.3%
Indiana Bell Telephone Co. Inc.	7.300%	8/15/26	20,000	21,539	0.3%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	29,775	0.4%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	50,000	64,870	0.8%
Pacific Bell Telephone Co.	7.125%	3/15/26	10,000	11,282	0.1%
Telefonica Emisiones SAU	7.045%	6/20/36	59,985	67,781	0.8%
Telefonica Europe BV	8.250%	9/15/30	16,100	20,258	0.2%
Time Warner Cable Inc.	6.550%	5/1/37	40,000	41,280	0.5%
Verizon
Communications Inc.	5.850%–8.950%	9/15/35–4/1/39	98,675	106,270	1.3%
Verizon Global Funding Corp.	7.750%	12/1/30	29,750	35,484	0.4%
Verizon Maryland Inc.	5.125%	6/15/33	12,000	10,219	0.1%
Verizon New Jersey Inc.	8.000%	6/1/22	25,000	29,353	0.4%
Verizon Pennsylvania Inc.	8.350%	12/15/30	6,260	7,044	0.1%
Vodafone Group PLC	6.150%	2/27/37	63,180	65,283	0.8%
2 Communication—Other †				177,529	2.2%
Consumer Cyclical
Target Corp.	7.000%	1/15/38	37,980	43,655	0.5%
Target Corp.	6.650%–7.000%	8/1/28 –7/15/31	35,000	38,510	0.5%
Wal-Mart Stores Inc.	6.200%	4/15/38	55,900	60,172	0.7%
Wal-Mart Stores Inc.	7.550%	2/15/30	40,000	50,140	0.6%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wal-Mart Stores Inc.	5.250%–6.500%	9/1/35–8/15/37	37,000	41,025	0.5%
Consumer Cyclical—Other †				229,953	2.8%
Consumer Noncyclical
Amgen Inc.	6.375%–6.900%	6/1/37–2/1/39	74,430	83,035	1.0%
AstraZeneca PLC	6.450%	9/15/37	70,000	78,289	1.0%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	47,205	52,712	0.6%
PepsiCo Inc.	5.500%	1/15/40	43,350	43,514	0.5%
Pfizer Inc.	7.200%	3/15/39	56,000	67,919	0.8%
Pharmacia Corp.	6.750%	12/15/27	28,000	31,252	0.4%
Philip Morris International Inc.	6.375%	5/16/38	52,090	56,747	0.7%
4 Procter & Gamble - Esop	9.360%	1/1/21	12,543	15,867	0.2%
Procter & Gamble Co.	5.500%–6.450%	1/15/26 –3/5/37	64,000	68,523	0.8%
2 Roche Holdings Inc.	7.000%	3/1/39	47,905	58,238	0.7%
Wyeth	5.950%	4/1/37	58,000	60,364	0.7%
2 Consumer Noncyclical—Other †				637,970	7.8%
Energy
Burlington Resources
Finance Co.	7.400%	12/1/31	25,000	29,050	0.4%
ConocoPhillips	6.500%	2/1/39	45,165	50,249	0.6%
ConocoPhillips	5.900%–7.000%	3/30/29 –10/15/32	30,300	32,056	0.4%
ConocoPhillips Holding Co.	6.950%	4/15/29	2,660	3,027	0.0%
Shell International
Finance BV	6.375%	12/15/38	55,005	61,563	0.7%
Tosco Corp.	7.800%–8.125%	1/1/27 –2/15/30	35,000	42,840	0.5%
2 Energy—Other †				120,622	1.5%
Technology
Cisco Systems Inc.	5.900%	2/15/39	55,000	55,350	0.7%
International Business
Machines Corp.	5.600%	11/30/39	57,492	58,975	0.7%
International Business
Machines Corp.	7.000%	10/30/25	50,000	58,092	0.7%
Technology—Other †				65,030	0.8%
Transportation †				32,833	0.4%
				3,648,355	44.3%
Utilities
Electric
Appalachian Power Co.	6.700%	8/15/37	50,000	54,459	0.7%
Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	53,095	0.7%
Midamerican Energy Holdings Co. 6.125%		4/1/36	24,000	24,805	0.3%
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	50,000	60,729	0.7%
Northern States Power Co.	6.200%	7/1/37	40,000	44,353	0.5%
PacifiCorp	6.000%–6.350%	8/1/36–1/15/39	76,915	83,439	1.0%
Virginia Electric and
Power Co.	6.000%	5/15/37	53,525	56,096	0.7%
2 Electric—Other †				624,482	7.6%
Natural Gas
TransCanada PipeLines Ltd.	7.625%	1/15/39	46,800	57,470	0.7%
Natural Gas—Other †				67,702	0.8%
Other Utility †				2,076	0.0%
				1,128,706	13.7%
Total Corporate Bonds (Cost $6,741,265)				7,155,546	86.9%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
2	EDF SA	6.950%	1/26/39	35,000	41,159	0.5%
	Hydro Quebec	9.400%	2/1/21	30,000	41,677	0.5%
2	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other †				94,115	1.1%
Total Sovereign Bonds (Cost $160,047)					176,951	2.1%
Taxable Municipal Bonds
	Duke Univ. North Carolina Rev.	5.850%	4/1/37	38,850	40,979	0.5%
	Illinois GO	5.100%	6/1/33	111,265	94,788	1.2%
	New Jersey Econ. Dev. Auth.	7.425%	2/15/29	50,002	56,609	0.7%
	President and Fellows of
	Harvard College	6.300%	10/1/37	56,345	59,166	0.7%
	Taxable Municipal Bonds—Other †				279,684	3.4%
Total Taxable Municipal Bonds (Cost $541,523)					531,226	6.5%
Tax-Exempt Municipal Bonds (Cost $19,677) †					18,767	0.2%
Temporary Cash Investment
Repurchase Agreement
	J.P. Morgan Securities Inc.
	(Dated 1/29/10, Repurchase
	Value $31,100,000, collateralized
	by Federal National Mortgage
	Assn. 0.000%, 1/01/20–7/01/37)
	(Cost $31,100)	0.120%	2/1/10	31,100	31,100	0.4%
Total Investments (Cost $7,725,902)					8,139,634	98.8%
Other Assets and Liabilities
Other Assets					151,313	1.8%
Liabilities					(53,703)	(0.6%)
					97,610	1.2%
Net Assets					8,237,244	100.0%

Long-Term Investment-Grade Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	7,981,221
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(168,254)
Unrealized Appreciation (Depreciation)
Investment Securities	413,732
Swap Contracts	10,545
Net Assets	8,237,244

Investor Shares—Net Assets
Applicable to 451,600,449 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,082,331
Net Asset Value Per Share—Investor Shares	$9.04

Admiral Shares—Net Assets
Applicable to 459,612,223 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,154,913
Net Asset Value Per Share—Admiral Shares	$9.04

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2010, the aggregate value of these securities was $775,699,000, representing 9.4% of net assets.
3 Adjustable-rate security.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Interest	435,755
Total Income	435,755
Expenses
Investment Advisory Fees—Note B	1,491
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,021
Management and Administrative—Admiral Shares	2,757
Marketing and Distribution—Investor Shares	819
Marketing and Distribution—Admiral Shares	826
Custodian Fees	34
Auditing Fees	32
Shareholders’ Reports and Proxies—Investor Shares	173
Shareholders’ Reports and Proxies—Admiral Shares	22
Trustees’ Fees and Expenses	15
Total Expenses	14,190
Net Investment Income	421,565
Realized Net Gain (Loss)
Investment Securities Sold	(65,346)
Swap Contracts	5,713
Realized Net Gain (Loss)	(59,633)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	776,232
Swap Contracts	7,641
Change in Unrealized Appreciation (Depreciation)	783,873
Net Increase (Decrease) in Net Assets Resulting from Operations	1,145,805
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	421,565	336,356
Realized Net Gain (Loss)	(59,633)	(50,990)
Change in Unrealized Appreciation (Depreciation)	783,873	(497,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,145,805	(211,881)
Distributions
Net Investment Income
Investor Shares	(228,863)	(231,442)
Admiral Shares	(199,435)	(105,514)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(428,298)	(336,956)
Capital Share Transactions
Investor Shares	232,757	(252,438)
Admiral Shares	1,403,169	946,602
Net Increase (Decrease) from Capital Share Transactions	1,635,926	694,164
Total Increase (Decrease)	2,353,433	145,327
Net Assets
Beginning of Period	5,883,811	5,738,484
End of Period	8,237,244	5,883,811

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.19	$9.02	$9.15	$9.37	$9.76
Investment Operations
Net Investment Income	.517	.514	.523	.521	.515
Net Realized and Unrealized Gain (Loss)
on Investments	.857	(.829)	(.130)	(.220)	(.390)
Total from Investment Operations	1.374	(.315)	.393	.301	.125
Distributions
Dividends from Net Investment Income	(.524)	(.515)	(.523)	(.521)	(.515)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.524)	(.515)	(.523)	(.521)	(.515)
Net Asset Value, End of Period	$9.04	$8.19	$9.02	$9.15	$9.37

Total Return[1]	17.29%	-3.45%	4.43%	3.39%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,082	$3,471	$4,112	$4,196	$4,219
Ratio of Total Expenses to
Average Net Assets	0.26%	0.23%	0.22%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	6.01%	6.09%	5.78%	5.73%	5.35%
Portfolio Turnover Rate	21%	24%	15%	15%	9%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.19	$9.02	$9.15	$9.37	$9.76
Investment Operations
Net Investment Income	.528	.522	.532	.533	.527
Net Realized and Unrealized Gain (Loss)
on Investments	.857	(.829)	(.130)	(.220)	(.390)
Total from Investment Operations	1.385	(.307)	.402	.313	.137
Distributions
Dividends from Net Investment Income	(.535)	(.523)	(.532)	(.533)	(.527)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.535)	(.523)	(.532)	(.533)	(.527)
Net Asset Value, End of Period	$9.04	$8.19	$9.02	$9.15	$9.37

Total Return	17.44%	-3.35%	4.53%	3.53%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,155	$2,413	$1,627	$1,535	$1,430
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	6.14%	6.19%	5.88%	5.86%	5.48%
Portfolio Turnover Rate	21%	24%	15%	15%	9%

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic develop-ments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps, to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation

Long-Term Investment-Grade Fund

to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2010, the investment advisory fee represented an effective annual rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $1,559,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Long-Term Investment-Grade Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2010, 100% of the fund’s investments were valued based on Level 2 inputs.

E. At January 31, 2010, the fund had the following open swap contracts:
Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG11–5yr/Baa1[2]	12/20/13	GSI	198,400	5,125	1.500%	7,004
CDX–IG11–10yr/Baa1[2]	12/20/18	GSI	198,400	4,241	1.400%	5,827
Credit Protection Purchased
XL Capital Ltd.	12/20/13	GSI	8,500	(1,318)	(5.000%)	(2,286)
						10,545

1 GSI—Goldman Sachs International.
2 Investment Grade Corporate Credit Default Swap Index–Version 11

At January 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $6,733,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Long-Term Investment-Grade Fund

For tax purposes, at January 31, 2010, the fund had available capital loss carryforwards totaling $168,198,000 to offset future net capital gains of $281,000 through January 31, 2011, $15,169,000 through January 31, 2015, $84,055,000 through January 31, 2017, and $68,693,000 through January 31, 2018.

At January 31, 2010, the cost of investment securities for tax purposes was $7,725,927,000. Net unrealized appreciation of investment securities for tax purposes was $413,707,000, consisting of unrealized gains of $508,217,000 on securities that had risen in value since their purchase and $94,510,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2010, the fund purchased $2,787,381,000 of investment securities and sold $894,506,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $443,983,000 and $527,521,000, respectively.

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	910,022	107,434	815,061	98,294
Issued in Lieu of Cash Distributions	207,119	24,025	210,238	25,126
Redeemed	(884,384)	(103,774)	(1,277,737)	(155,155)
Net Increase (Decrease)—Investor Shares	232,757	27,685	(252,438)	(31,735)
Admiral Shares
Issued	2,083,546	244,075	1,328,519	159,668
Issued in Lieu of Cash Distributions	165,788	19,114	79,604	9,548
Redeemed	(846,165)	(98,247)	(461,521)	(54,838)
Net Increase (Decrease)—Admiral Shares	1,403,169	164,942	946,602	114,378

I. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2010

Share-Class Characteristics
		Investor	Admiral
		Shares	Shares
Ticker Symbol		VWEHX	VWEAX
Expense Ratio[1]		0.32%	0.18%
30-Day SEC Yield		7.22%	7.33%

Financial Attributes
		Barclays	Barclays
		Corporate	Aggregate
		High Yield	Bond
	Fund	Index	Index
Number of Bonds	339	1,642	8,373
Average Quality	Ba3	B1/B2	Aa1/Aa2
Yield to Maturity
(before expenses)	7.6%	9.1%	3.4%
Average Coupon	7.5%	8.3%	4.6%
Average Duration	4.8 years	4.3 years	4.5 years
Average Effective
Maturity	6.8 years	6.8 years	6.8 years
Short-Term
Reserves	1.8%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Basic Industry			9.1%
Capital Goods			4.5
Communication			17.7
Consumer Cyclical			13.8
Consumer Noncyclical			13.6
Energy			9.1
Finance			9.4
Other Industrial			0.4
Technology			5.5
Transportation			1.9
Treasury/Agency			3.0
Utilities			10.2
Short-Term Reserves			1.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Corporate	Barclays
	High Yield	Aggregate
	Index	Bond Index
R-Squared	0.96	0.14
Beta	0.84	1.32

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	1.3%
1 - 5 Years	40.6
5 - 10 Years	43.5
10 - 20 Years	4.7
20 - 30 Years	5.5
Over 30 Years	4.4

Distribution by Credit Quality (% of portfolio)

Aaa	3.1%
A	0.5
Baa	5.5
Ba	37.9
B	39.7
Caa	10.2
Ca	0.2
Not Rated	2.9
Ratings: Moody’s Investors Service.

1 The expense ratios shown are from the prospectus dated May 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended January 31, 2010, the fund’s expense ratios were 0.28% for Investor Shares and 0.15% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2000, Through January 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	High-Yield Corporate Fund Investor
	Shares	32.68%	4.65%	5.24%	$16,664
••••••••	Barclays Capital U.S. Aggregate Bond
	Index	8.51	5.16	6.53	18,819
– – – –	Barclays Capital U.S. Corporate High	51.15	6.76	6.89	19,479

	High-Current-Yield Yield Bond Index Funds Average	40.57	4.27	4.37	15,343
High-Current-Yield Funds Average: Derived from data provided by Lipper Inc.
				Since	Final Value
		One	Five	Inception	of a $100,000
		Year	Years	(11/12/2001)	Investment
High-Yield Corporate Fund Admiral
Shares		32.84%	4.78%	6.24%	$164,423
Barclays Capital U.S. Aggregate
Bond Index		8.51	5.16	5.20	151,787
Barclays Capital U.S. Corporate
High Yield Bond Index		51.15	6.76	8.62	197,289
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2000, Through January 31, 2010
				Barclays Capital U.S.
				Corporate High Yield
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	9.10%	-4.40%	4.70%	1.63%
2002	8.53	-9.63	-1.10	-1.37
2003	8.27	-5.72	2.55	1.17
2004	8.54	7.93	16.47	27.20
2005	7.50	-0.16	7.34	8.90
2006	7.02	-3.13	3.89	4.51
2007	7.41	0.48	7.89	11.32
2008	7.13	-6.43	0.70	-0.60
2009	6.83	-23.02	-16.19	-20.67
2010	10.36	22.32	32.68	51.15

Average Annual Total Returns: Periods Ended December 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	39.09%	4.44%	8.03%	-2.96%	5.07%
Admiral Shares	11/12/2001	39.27	4.57	7.97[1]	-1.78[1]	6.19[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of January 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	2.250%	5/31/14	132,000	133,258	1.2%
	United States Treasury Note/Bond	4.875%	7/31/11	78,020	83,067	0.7%
	United States Treasury Note/Bond	4.000%	11/15/12	69,315	74,611	0.6%
	United States Treasury Note/Bond	4.250%	8/15/13	56,900	62,075	0.5%
Total U.S. Government and Agency Obligations (Cost $336,461)					353,011	3.0%
Corporate Bonds
Finance
	Banking
	BAC Capital Trust XI	6.625%	5/23/36	100,245	91,265	0.8%
	Bank of America NA	5.300%	3/15/17	58,500	57,674	0.5%
	BankAmerica Capital II	8.000%	12/15/26	14,590	13,970	0.1%
1	Citigroup Capital XXI	8.300%	12/21/57	121,575	113,065	1.0%
	Citigroup Inc.	5.000%–5.500%	9/15/14–2/15/17	111,050	107,728	0.9%
	LBG Capital No.1 PLC	7.875%	11/1/20	111,865	98,441	0.9%
	NB Capital Trust IV	8.250%	4/15/27	24,250	23,765	0.2%
	Banking—Other †				86,529	0.7%
	Finance Companies
^	CIT Group Funding Co.
	of Delaware LLC	10.250%	5/1/13–5/1/17	30,372	30,803	0.3%
^	CIT Group Inc.	7.000%	5/1/13–5/1/17	107,645	92,628	0.8%
	Finance Companies—Other †				26,563	0.2%
	Insurance
1	Hartford Financial
	Services Group Inc.	8.125%	6/15/38	81,335	80,708	0.7%
2	Insurance—Other †				171,229	1.4%
	Other Finance †				32,459	0.3%
					1,026,827	8.8%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry
	Arch Western Finance LLC	6.750%	7/1/13	80,530	79,926	0.7%
[1],[3],[4] CIT Group Exp
	TL Bank Loan	9.750%	1/31/12	24,500	25,230	0.2%
[1],[3],[4] CIT Group Inc. Bank Loan		13.000%	1/18/12	23,540	24,241	0.2%
[1],[3],[4] First Data TLB-1 Bank Loan		2.981%	9/24/14	50,198	43,373	0.4%
[1],[3],[4] First Data TLB-2 Bank Loan		2.999%	9/24/14	9,695	8,377	0.1%
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	95,210	103,541	0.9%
[1],[3],[4] Freescale Semiconductor Inc.
	Bank Loan	1.979%	12/1/13	73,284	65,697	0.6%
2	Georgia-Pacific LLC	7.125%	1/15/17	78,040	79,601	0.7%
	Novelis Inc.	7.250%	2/15/15	93,555	88,643	0.7%
	United States Steel Corp.	7.000%	2/1/18	75,090	72,462	0.6%
2	Vedanta Resources PLC	9.500%	7/18/18	77,190	83,063	0.7%
2	Basic Industry—Other †				554,772	4.8%
	Capital Goods
	Case New Holland Inc.	7.125%	3/1/14	64,950	65,275	0.6%
2	Reynolds Group Issuer Inc./
	Reynolds Group Issuer LLC/
	Reynolds Group Issuer
	Luxembourg SA	7.750%	10/15/16	63,525	64,319	0.5%
2	Capital Goods—Other †				391,191	3.4%
	Communication
2	Cablevision Systems Corp.	8.625%	9/15/17	53,150	55,276	0.5%
	CCO Holdings LLC/
	CCO Holdings Capital Corp.	8.750%	11/15/13	19,450	19,790	0.2%
2,3	Charter Communications
	Operating LLC/Charter
	Communications
	Operating Capital	8.000%	4/30/12	77,710	80,818	0.7%
2,3	Charter Communications
	Operating LLC/Charter
	Communications
	Operating Capital	8.375%	4/30/14	76,940	78,094	0.7%
^	Cricket Communications Inc.	9.375%	11/1/14	79,830	80,030	0.7%
	CSC Holdings LLC	7.625%	7/15/18	79,045	81,812	0.7%
2	CSC Holdings LLC	7.875%–8.625%	4/15/14–2/15/19	60,640	64,253	0.5%
	Frontier
	Communications Corp.	8.125%–8.250%	5/1/14–10/1/18	116,595	120,315	1.0%
	Intelsat Corp.	9.250%	8/15/14	58,350	59,371	0.5%
2	Intelsat Jackson
	Holdings Ltd.	8.500%–9.500%	6/15/16–11/1/19	18,040	18,709	0.2%
	Intelsat Ltd.	6.500%	11/1/13	46,555	43,994	0.4%
2	Intelsat Subsidiary
	Holding Co. Ltd.	8.500%–8.875%	1/15/13–1/15/15	79,360	80,471	0.7%
	Liberty Media LLC	5.700%	5/15/13	85,150	82,170	0.7%
	Liberty Media LLC	8.250%–8.500%	7/15/29 –2/1/30	60,710	55,586	0.5%
	MetroPCS Wireless Inc.	9.250%	11/1/14	68,110	68,621	0.6%
1	Quebecor Media Inc.	7.750%	3/15/16	91,395	91,502	0.8%
2	Qwest Communications
	International Inc.	7.125%–8.000%	2/15/11–4/1/18	81,445	81,771	0.7%
	Qwest Corp.	8.875%	3/15/12	81,805	87,736	0.8%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Qwest Corp.	6.875%–7.500%	10/1/14–9/15/33	37,770	36,140	0.3%
2	Videotron Ltee	9.125%	4/15/18	25,380	27,450	0.2%
2	Communication—Other †				643,615	5.5%
	Consumer Cyclical
[1],[3],[4] Ford Motor Credit Co. Bank Loan		3.260%	12/16/13	139,615	130,415	1.1%
	Ford Motor Credit Co. LLC	7.000%	10/1/13	124,665	124,977	1.1%
	Ford Motor Credit Co. LLC	8.000%–8.125%	12/15/16–1/15/20	79,980	80,579	0.7%
	Host Hotels & Resorts LP	7.125%	11/1/13	79,045	79,638	0.7%
	Host Hotels & Resorts LP	6.750%–6.875%	11/1/14–6/1/16	49,070	48,924	0.4%
	MGM Mirage	8.500%	9/15/10	63,725	63,566	0.5%
2	MGM Mirage	6.750%–11.125%	9/1/12–11/15/17	69,555	70,621	0.6%
2	QVC Inc.	7.500%	10/1/19	42,560	43,624	0.4%
	Service Corp. International	6.750%–7.625%	10/1/14–10/1/18	119,593	119,388	1.0%
2	TRW Automotive Inc.	7.000%	3/15/14	96,785	93,639	0.8%
2	TRW Automotive Inc.	7.250%	3/15/17	44,280	42,841	0.4%
^,2	Wynn Las Vegas LLC/
	Wynn Las Vegas
	Capital Corp.	6.625%–7.875%	12/1/14–11/1/17	126,165	122,018	1.1%
2	Consumer Cyclical—Other †				489,463	4.2%
	Consumer Noncyclical
	ARAMARK Corp.	8.500%	2/1/15	100,435	100,435	0.8%
	CHS/Community
	Health Systems Inc.	8.875%	7/15/15	120,105	124,008	1.1%
	Constellation Brands Inc.	7.250%	9/1/16	65,188	65,677	0.6%
2,3	Elan Finance PLC/
	Elan Finance Corp.	4.273%–8.875%	11/15/11–10/15/16	132,765	130,591	1.1%
	HCA Inc.	9.250%	11/15/16	99,230	105,432	0.9%
	HCA Inc.	6.375%	1/15/15	96,955	89,199	0.8%
	HCA Inc.	6.500%	2/15/16	69,575	64,357	0.5%
2	HCA Inc.	5.750%–9.875%	3/15/14–6/15/25	75,495	78,880	0.7%
2	Smithfield Foods Inc.	7.000%–10.000%	8/1/11–7/1/17	119,790	118,339	1.0%
2	Tenet Healthcare Corp.	8.875%	7/1/19	63,575	67,548	0.6%
2	Tenet Healthcare Corp.	7.375%–10.000%	2/1/13–5/1/18	88,615	93,748	0.8%
2	Consumer Noncyclical—Other †				463,866	4.0%
	Energy
2	Calpine Corp.	7.250%	10/15/17	91,618	88,411	0.8%
	Chesapeake Energy Corp.	6.500%	8/15/17	72,645	69,558	0.6%
	Chesapeake Energy Corp.	6.250%–9.500%	2/15/15–1/15/18	149,665	147,702	1.3%
2	Expro Finance
	Luxembourg SCA	8.500%	12/15/16	70,410	70,384	0.6%
	Peabody Energy Corp.	7.375%	11/1/16	69,675	74,030	0.6%
	Peabody Energy Corp.	7.875%	11/1/26	47,685	48,996	0.4%
	Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	68,066	0.6%
	Pioneer Natural
	Resources Co.	5.875%–7.200%	7/15/16–1/15/28	86,990	84,074	0.7%
2	Energy—Other †				632,674	5.5%
2	Other Industrial †				100,538	0.9%
	Technology
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	108,050	75,905	0.6%
	SunGard Data Systems Inc.	9.125%	8/15/13	68,250	69,444	0.6%
2	Technology—Other †				379,745	3.3%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Transportation
	Hertz Corp.	8.875%	1/1/14	78,785	79,376	0.7%
	Transportation—Other †				141,404	1.2%
					8,849,315	76.3%
Utilities
	Electric
2	AES Corp.	7.750%–8.750%	5/15/13–6/1/20	122,914	123,779	1.1%
	Energy Future
	Holdings Corp.	5.550%–6.550%	11/15/14–11/15/34	208,535	122,548	1.0%
2	Ipalco Enterprises Inc.	7.250%	4/1/16	11,985	12,195	0.1%
	Mirant North America LLC	7.375%	12/31/13	69,140	68,794	0.6%
	NRG Energy Inc.	7.375%	2/1/16	94,705	93,995	0.8%
	NRG Energy Inc.	7.375%	1/15/17	69,725	69,289	0.6%
	NRG Energy Inc.	7.250%	2/1/14	30,145	30,258	0.3%
	RRI Energy Inc.	6.750%	12/15/14	61,078	62,147	0.5%
^	Texas Competitive
	Electric Holdings Co. LLC	10.250%	11/1/15	87,525	68,269	0.6%
2	Electric—Other †				278,950	2.4%
	Natural Gas
	El Paso Corp.	7.250%	6/1/18	66,150	68,052	0.6%
	Natural Gas—Other †				101,023	0.9%
					1,099,299	9.5%
Total Corporate Bonds (Cost $10,651,334)					10,975,441	94.6%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $ 26,736) †					31,821	0.3%

				Shares
Common Stocks
Financials
^	CIT Group Inc.			926,565	29,483	0.3%
Total Common Stocks (Cost $26,018)					29,483	0.3%
Temporary Cash Investments
Money Market Fund
5,6	Vanguard Market Liquidity Fund	0.175%		159,230,000	159,230	1.4%
Repurchase Agreement
	Goldman Sachs & Co.
	(Dated 1/29/10, Repurchase Value
	$256,303,000, collateralized by
	Government National Mortgage
	Assn. 6.000%, 9/15/39)	0.120%	2/1/10	256,300	256,300	2.2%
Total Temporary Cash Investments (Cost $415,530)					415,530	3.6%
Total Investments (Cost $11,456,079)					11,805,286	101.8%
Other Assets and Liabilities
Other Assets					233,388	2.0%
Liabilities6					(440,402)	(3.8%)
					(207,014)	(1.8%)
Net Assets					11,598,272	100.0%

High-Yield Corporate Fund

At January 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	13,053,848
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,804,783)
Unrealized Appreciation (Depreciation)	349,207
Net Assets	11,598,272

Investor Shares—Net Assets
Applicable to 1,045,654,169 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,729,897
Net Asset Value Per Share—Investor Shares	$5.48

Admiral Shares—Net Assets
Applicable to 1,070,926,594 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,868,375
Net Asset Value Per Share—Admiral Shares	$5.48

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $154,569,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2010, the aggregate value of these securities was $2,462,204,000, representing 21.2% of net assets.
3 Adjustable-rate security.
4 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2010, the aggregate value of these securities was $435,610,000, representing 3.8% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $159,230,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2010
($000)
Investment Income
Income
Interest	839,162
Security Lending	1,933
Total Income	841,095
Expenses
Investment Advisory Fees—Note B	3,566
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,471
Management and Administrative—Admiral Shares	4,587
Marketing and Distribution—Investor Shares	1,103
Marketing and Distribution—Admiral Shares	988
Custodian Fees	70
Auditing Fees	32
Shareholders’ Reports and Proxies—Investor Shares	455
Shareholders’ Reports and Proxies—Admiral Shares	59
Trustees’ Fees and Expenses	20
Total Expenses	21,351
Net Investment Income	819,744
Realized Net Gain (Loss) on Investment Securities Sold	(53,657)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,044,681
Net Increase (Decrease) in Net Assets Resulting from Operations	2,810,768
See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	819,744	689,450
Realized Net Gain (Loss)	(53,657)	(924,747)
Change in Unrealized Appreciation (Depreciation)	2,044,681	(1,213,030)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,810,768	(1,448,327)
Distributions
Net Investment Income
Investor Shares	(407,054)	(349,052)
Admiral Shares	(412,690)	(340,398)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(819,744)	(689,450)
Capital Share Transactions
Investor Shares	786,980	429,994
Admiral Shares	991,322	647,718
Net Increase (Decrease) from Capital Share Transactions	1,778,302	1,077,712
Total Increase (Decrease)	3,769,326	(1,060,065)
Net Assets
Beginning of Period	7,828,946	8,889,011
End of Period	11,598,272	7,828,946

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$4.48	$5.82	$6.22	$6.19	$6.39
Investment Operations
Net Investment Income	.409	.430	.446	.438	.437
Net Realized and Unrealized Gain (Loss)
on Investments	1.000	(1.340)	(.400)	.030	(.200)
Total from Investment Operations	1.409	(.910)	.046	.468	.237
Distributions
Dividends from Net Investment Income	(.409)	(.430)	(.446)	(.438)	(.437)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.409)	(.430)	(.446)	(.438)	(.437)
Net Asset Value, End of Period	$5.48	$4.48	$5.82	$6.22	$6.19

Total Return[1]	32.68%	-16.19%	0.70%	7.89%	3.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,730	$3,944	$4,602	$5,146	$5,214
Ratio of Total Expenses to
Average Net Assets	0.28%	0.27%	0.25%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	8.15%	8.33%	7.34%	7.13%	7.01%
Portfolio Turnover Rate	32%	21%	26%	47%	44%

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$4.48	$5.82	$6.22	$6.19	$6.39
Investment Operations
Net Investment Income	.415	.437	.454	.446	.445
Net Realized and Unrealized Gain (Loss)
on Investments	1.000	(1.340)	(.400)	.030	(.200)
Total from Investment Operations	1.415	(.903)	.054	.476	.245
Distributions
Dividends from Net Investment Income	(.415)	(.437)	(.454)	(.446)	(.445)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.415)	(.437)	(.454)	(.446)	(.445)
Net Asset Value, End of Period	$5.48	$4.48	$5.82	$6.22	$6.19

Total Return[1]	32.84%	-16.09%	0.83%	8.03%	4.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,868	$3,885	$4,287	$4,320	$3,856
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.13%	0.13%	0.12%
Ratio of Net Investment Income to
Average Net Assets	8.28%	8.45%	7.46%	7.26%	7.14%
Portfolio Turnover Rate	32%	21%	26%	47%	44%
1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

High-Yield Corporate Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2010, the investment advisory fee represented an effective annual rate of 0.04% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2010, the fund had contributed capital of $2,281,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	353,011	—
Corporate Bonds	—	10,975,441	—
Sovereign Bonds	—	31,821	—
Common Stocks	29,483	—	—
Temporary Cash Investments	159,230	256,300	—
Total	188,713	11,616,573	—

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

High-Yield Corporate Fund

The fund had available capital loss carryforwards totaling $1,801,238,000 to offset future net capital gains of $721,932,000 through January 31, 2011, $53,881,000 through January 31, 2012, $19,765,000 through

January 31, 2016, $595,940,000 through January 31, 2017, and $409,720,000 through January 31, 2018. Capital loss carryforwards of $669,184,000 expired on January 31, 2010; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At January 31, 2010, the cost of investment securities for tax purposes was $11,456,079,000. Net unrealized appreciation of investment securities for tax purposes was $349,207,000, consisting of unrealized gains of $561,893,000 on securities that had risen in value since their purchase and $212,686,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2010, the fund purchased $4,591,284,000 of investment securities and sold $2,757,633,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $130,890,000 and $0, respectively.

G. Capital share transactions for each class of shares were:
			Year Ended January 31
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,917,199	389,063	1,391,654	282,305
Issued in Lieu of Cash Distributions	330,577	65,634	282,817	56,122
Redeemed[1]	(1,460,796)	(290,265)	(1,244,477)	(248,027
Net Increase (Decrease)—Investor Shares	786,980	164,432	429,994	90,400
Admiral Shares
Issued	1,859,075	375,952	1,523,814	309,575
Issued in Lieu of Cash Distributions	269,196	53,410	224,807	44,539
Redeemed[1]	(1,136,949)	(226,452)	(1,100,903)	(222,678
Net Increase (Decrease)—Admiral Shares	991,322	202,910	647,718	131,436
1 Net of redemption fees for fiscal 2010 and 2009 of $4,950,000 and $3,592,000, respectively (fund totals).

H. In preparing the financial statements as of January 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard

High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 16, 2010

Special 2009 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 75.0% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,061,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

For nonresident alien shareholders, 83.5% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 78.2% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 86.4% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2009	1/31/2010	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,050.60	$1.19
Admiral Shares	1,000.00	1,051.29	0.52
Institutional Shares	1,000.00	1,051.38	0.41
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,075.02	$1.20
Admiral Shares	1,000.00	1,075.73	0.52
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,052.84	$1.29
Admiral Shares	1,000.00	1,053.54	0.57
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,107.01	$1.33
Admiral Shares	1,000.00	1,107.66	0.69

Six Months Ended January 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2009	1/31/2010	Period
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.80	0.41
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.65	0.56
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.23% for Investor Shares, 0.10% for Admiral Shares, and 0.08% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.23% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.25% for Investor Shares and 0.11% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and
Board. Principal Occupation(s) During the Past Five	President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Board Member of American Chemistry
Inc., and of each of the investment companies served	Council; Director of Tyco International, Ltd. (diversified
by The Vanguard Group, since January 2010; Director	manufacturing and services) and Hewlett-Packard Co.
of The Vanguard Group since 2008; Chief Executive	(electronic computer manufacturing); Trustee of The
Officer and President of The Vanguard Group and of	Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995 –2008).	Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science
Independent Trustees	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Emerson U. Fullwood	nication and the Graduate School of Education of
Born 1948. Trustee Since January 2008. Principal	the University of Pennsylvania; Director of Carnegie
Occupation(s) During the Past Five Years: Executive	Corporation of New York, Schuylkill River Development
Chief Staff and Marketing Officer for North America	Corporation, and Greater Philadelphia Chamber of
and Corporate Vice President (retired 2008) of Xerox	Commerce; Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998 –2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and the Columbus Community Education Coalition;	Director of The Vanguard Group, Inc., since 2006;
Chairman of the Advisory Council for the College of	General Counsel of The Vanguard Group since 2005;
Arts and Letters at the University of Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997 –2006).
Gund Professor of Finance and Banking, Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman	Chairman Emeritus and Senior Advisor
of the Federal Reserve Bank of Cleveland; Trustee
of University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005);	Chairman and Chief Executive Officer, 1974–1996
Director of Corning Incorporated and Dow Corning;
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032010

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.2%)

U.S. Government Securities (6.2%)
	U.S. Treasury Note	3.500%	2/15/10	31,800	32,759
	U.S. Treasury Note	3.625%	6/15/10	2,033	2,116
	U.S. Treasury Note	1.500%	10/31/10	40,550	41,032
	U.S. Treasury Note	1.250%	11/30/10	256,360	258,242
	U.S. Treasury Note	0.875%	12/31/10	264,000	263,876
1	U.S. Treasury Note	4.500%	2/28/11	259,115	278,266
	U.S. Treasury Note	1.125%	12/15/11	195,750	194,771
	U.S. Treasury Note	2.750%	10/31/13	88,000	91,946
					1,163,008
Conventional Mortgage-Backed Securities (1.3%)
2,3	Federal Home Loan Mortgage Corp.	5.000%	3/1/38–9/1/38	98,872	100,540
2,3	Federal Home Loan Mortgage Corp.	5.500%	10/1/38	34,715	35,565
2,3	Federal Home Loan Mortgage Corp.	6.000%	3/1/17–4/1/17	12,446	12,900
2,3	Federal National Mortgage Assn.	5.000%	2/1/38–7/1/38	46,053	46,845
2,3	Federal National Mortgage Assn.	5.500%	4/1/38–7/1/38	17,167	17,583
2,3	Federal National Mortgage Assn.	6.000%	12/1/16–5/1/17	17,463	18,221
2,3	Federal National Mortgage Assn.	6.500%	12/1/11–9/1/16	15,362	16,172
2,3	Federal National Mortgage Assn.	7.000%	10/1/11–4/1/13	811	834
2,3	Federal National Mortgage Assn.	7.500%	3/1/15	352	359
					249,019
Nonconventional Mortgage-Backed Securities (1.7%)
2,3	Federal Home Loan Mortgage Corp.	4.297%	6/1/33	7,216	7,221
2,3	Federal Home Loan Mortgage Corp.	4.354%	6/1/33	6,126	6,155
2,3	Federal Home Loan Mortgage Corp.	4.486%	5/1/33	5,213	5,261
2,3	Federal Home Loan Mortgage Corp.	4.511%	5/1/33	3,859	3,882
2,3	Federal Home Loan Mortgage Corp.	4.546%	7/1/33	20,608	20,893
2,3	Federal Home Loan Mortgage Corp.	4.997%	8/1/33	4,445	4,539
2,3	Federal Home Loan Mortgage Corp.	5.079%	7/1/32	923	943
2,3	Federal Home Loan Mortgage Corp.	5.201%	10/1/32	1,330	1,366
2,3	Federal Home Loan Mortgage Corp.	5.232%	8/1/32	1,563	1,560
2,3	Federal Home Loan Mortgage Corp.	5.245%	8/1/32	2,096	2,071
2,3	Federal Home Loan Mortgage Corp.	5.248%	9/1/32	1,163	1,187
2,3	Federal Home Loan Mortgage Corp.	5.254%	9/1/32	1,504	1,503
2,3	Federal Home Loan Mortgage Corp.	5.276%	9/1/32	1,844	1,882
2,3	Federal Home Loan Mortgage Corp.	5.335%	8/1/33	4,464	4,579
2,3	Federal Home Loan Mortgage Corp.	5.377%	8/1/32	1,965	2,008
2,3	Federal Home Loan Mortgage Corp.	5.559%	8/1/33	3,021	3,063
2,3	Federal Home Loan Mortgage Corp.	5.860%	8/1/37	37,795	38,929
2,3	Federal Home Loan Mortgage Corp.	6.332%	1/1/33	1,682	1,726
2,3	Federal Home Loan Mortgage Corp.	6.461%	2/1/33	1,472	1,508
2,3	Federal National Mortgage Assn.	3.000%	8/25/32	175	175
2,3	Federal National Mortgage Assn.	3.735%	6/1/33	10,245	10,166
2,3	Federal National Mortgage Assn.	4.142%	5/1/33	9,259	9,247
2,3	Federal National Mortgage Assn.	4.151%	12/1/32	1,450	1,396
2,3	Federal National Mortgage Assn.	4.193%	6/1/33	18,467	18,660
2,3	Federal National Mortgage Assn.	4.350%	7/1/33	6,388	6,510
2,3	Federal National Mortgage Assn.	4.429%	5/1/33	6,048	6,088
2,3	Federal National Mortgage Assn.	4.433%	5/1/33	13,488	13,563
2,3	Federal National Mortgage Assn.	4.535%	4/1/33	4,038	4,093
2,3	Federal National Mortgage Assn.	4.552%	4/1/33	6,186	6,269
2,3	Federal National Mortgage Assn.	4.673%	5/1/33	2,275	2,295
2,3	Federal National Mortgage Assn.	4.844%	7/1/33	19,397	19,586
2,3	Federal National Mortgage Assn.	4.874%	7/1/33	12,274	12,454
2,3	Federal National Mortgage Assn.	4.983%	8/1/33	4,560	4,631
2,3	Federal National Mortgage Assn.	5.017%	8/1/33	1,301	1,339
2,3	Federal National Mortgage Assn.	5.049%	10/1/33	5,487	5,622
2,3	Federal National Mortgage Assn.	5.057%	8/1/32	1,271	1,281
2,3	Federal National Mortgage Assn.	5.060%	7/1/32	866	870
2,3	Federal National Mortgage Assn.	5.136%	9/1/33	12,689	12,940
2,3	Federal National Mortgage Assn.	5.192%	8/1/33	8,546	8,639
2,3	Federal National Mortgage Assn.	5.202%	9/1/32	543	548
2,3	Federal National Mortgage Assn.	5.203%	9/1/32	509	516

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Federal National Mortgage Assn.	5.264%	9/1/33	16,237	16,526
2,3	Federal National Mortgage Assn.	5.382%	8/1/33	3,958	4,081
2,3	Federal National Mortgage Assn.	5.394%	8/1/33	5,936	6,057
2,3	Federal National Mortgage Assn.	5.419%	8/1/33	10,112	10,359
2,3	Federal National Mortgage Assn.	5.491%	8/1/37	7,387	7,582
2,3	Federal National Mortgage Assn.	5.581%	2/1/37	7,543	7,740
					309,509

Total U.S. Government and Agency Obligations (Cost $1,703,540)					1,721,536

Corporate Bonds (85.0%)

Asset-Backed/Commercial Mortgage-Backed Securities (25.1%)
2,4	American Express Credit Account Master Trust	0.373%	2/15/13	28,421	27,085
2,4	American Express Credit Account Master Trust	0.363%	12/15/13	22,500	20,663
2,4	American Express Issuance Trust	0.363%	8/15/11	24,500	23,253
5	BA Covered Bond Issuer	5.500%	6/14/12	36,600	36,254
2	Banc of America Commercial Mortgage, Inc.	5.334%	9/10/45	14,475	13,607
2	Banc of America Funding Corp.	5.581%	9/20/46	61,960	40,933
2	Banc of America Mortgage Securities	5.560%	9/25/32	185	169
2	Banc of America Mortgage Securities	6.180%	2/25/33	644	552
2	Banc of America Mortgage Securities	5.136%	5/25/33	2,090	1,823
2	Banc of America Mortgage Securities	4.670%	7/25/33	4,352	3,913
2	Banc of America Mortgage Securities	5.195%	2/25/34	4,821	4,242
2	Banc of America Securities Auto Trust	5.180%	6/18/10	15,356	15,361
2,4	Bank of America Credit Card Trust	0.913%	4/15/13	1,500	1,403
2	Bank of America Credit Card Trust	4.720%	5/15/13	70,200	69,040
2,4	Bank of America Credit Card Trust	0.353%	6/17/13	44,920	41,274
2,4	Bank of America Credit Card Trust	1.033%	12/15/14	65,000	57,123
2	Bear Stearns Adjustable Rate Mortgage Trust	5.777%	10/25/36	71,827	39,892
2	Bear Stearns Adjustable Rate Mortgage Trust	5.472%	5/25/47	58,806	31,344
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.478%	10/12/41	46,800	39,255
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	10,326	9,966
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.330%	1/12/45	11,250	8,906
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	45,000	34,604
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	40,000	30,042
[2,4,5] BMW Floorplan Master Owner Trust		0.359%	9/17/11	107,500	99,437
2	BMW Vehicle Lease Trust	4.590%	8/15/13	30,800	29,873
2	Cabela’s Master Credit Card Trust	4.310%	12/16/13	59,750	55,383
2	Capital Auto Receivables Asset Trust	4.980%	5/15/11	15,974	15,610
2	Capital Auto Receivables Asset Trust	5.000%	12/15/11	15,760	14,919
2	Capital One Auto Finance Trust	5.250%	8/15/11	20,474	20,017
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	37,800	35,159
2,4	Capital One Multi-Asset Execution Trust	0.623%	7/15/13	27,400	25,420
2	Capital One Multi-Asset Execution Trust	4.850%	2/18/14	117,300	113,454
2	Capital One Multi-Asset Execution Trust	5.050%	2/15/16	46,500	43,362
2	Capital One Prime Auto Receivables Trust	4.990%	9/15/10	6,426	6,420
2	Chase Issuance Trust	4.960%	9/17/12	37,540	38,359
2,4	Chase Issuance Trust	0.373%	10/15/12	33,000	31,815
2	Chase Issuance Trust	4.650%	12/17/12	4,262	4,328
2,4	Chase Issuance Trust	2.296%	6/16/14	46,250	42,765
2,4	Chase Issuance Trust	0.403%	12/15/14	11,100	10,232
2	Chase Issuance Trust	4.650%	3/15/15	164,000	161,264
2	Chase Issuance Trust	5.400%	7/15/15	80,000	79,976
2	Chase Manhattan Auto Owner Trust	5.340%	7/15/10	10,090	10,117
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	39,250	39,087
2	Citibank Credit Card Issuance Trust	4.750%	10/22/12	49,000	49,335
2	Citibank Credit Card Issuance Trust	5.450%	5/10/13	31,585	31,989
2	Citibank Credit Card Issuance Trust	4.850%	4/22/15	216,700	207,716
2,4	Citibank Credit Card Issuance Trust	1.559%	5/22/17	22,500	19,301
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	24,075	21,777
2,4	Citibank Credit Card Issuance Trust	1.734%	5/20/20	61,200	48,885
2	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	41,000	32,028
2	Citigroup Mortgage Loan Trust Inc.	5.911%	7/25/37	38,166	22,254
2	Citigroup Mortgage Loan Trust, Inc.	4.649%	3/25/34	7,254	6,072
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	14,270	11,014
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	60,025	49,919

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	CNH Equipment Trust	5.200%	8/16/10	4,159	4,155
2	CNH Equipment Trust	4.120%	5/15/12	21,200	18,451
[2,4,5] CNH Wholesale Master Note Trust		0.393%	7/15/12	29,350	28,656
2	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	19,000	15,138
2	Countrywide Home Loans	4.782%	5/25/33	4,316	3,999
2	Countrywide Home Loans	4.895%	11/19/33	6,370	4,874
2	Countrywide Home Loans	5.324%	3/20/36	30,119	12,978
2	Countrywide Home Loans	5.414%	2/25/47	38,983	18,048
2	Credit Suisse Mortgage Capital Certificates	5.512%	2/15/39	20,800	19,892
2	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	36,575	28,994
2	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	29,100	22,449
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	5,994	5,992
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	15,052	14,955
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	33,100	31,944
2	DaimlerChrysler Auto Trust	4.710%	9/10/12	19,100	18,660
2,4	DaimlerChrysler Master Owner Trust	0.363%	11/15/11	22,000	14,492
2	Discover Card Master Trust	5.100%	10/15/13	47,850	46,267
2	Discover Card Master Trust	5.650%	12/15/15	79,100	73,889
2	Fifth Third Auto Trust	4.070%	1/17/12	67,600	66,224
2	First Horizon Mortgage Pass-Through Trust	5.478%	1/25/37	64,599	44,503
2	First Horizon Mortgage Pass-Through Trust	5.652%	11/25/36	28,290	20,462
2,4	Fleet Home Equity Loan Trust	0.609%	1/20/33	4,828	2,943
2	Ford Credit Auto Owner Trust	5.160%	11/15/10	24,859	24,789
2	Ford Credit Auto Owner Trust	5.250%	9/15/11	41,845	41,153
2	Ford Credit Auto Owner Trust	5.150%	11/15/11	23,820	23,435
2	Ford Credit Auto Owner Trust	3.960%	4/15/12	14,900	14,440
2	Ford Credit Auto Owner Trust	4.280%	5/15/12	91,500	89,234
2	Ford Credit Auto Owner Trust	4.950%	3/15/13	5,550	5,271
2,4	Ford Credit Floorplan Master Owner Trust	0.513%	6/15/11	14,650	14,146
2,4	Ford Credit Floorplan Master Owner Trust	0.583%	6/15/13	57,400	34,698
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	20,500	19,804
2,4	GE Capital Credit Card Master Note Trust	0.373%	3/15/13	17,600	16,382
2	GMAC Mortgage Corp. Loan Trust	5.296%	11/19/35	11,921	9,209
[2,4,5] Golden Credit Card Trust		1.333%	7/15/17	91,100	82,677
2,4	Granite Master Issuer PLC	0.399%	12/17/54	7,513	5,109
2,4	Granite Master Issuer PLC	0.429%	12/20/54	22,367	15,472
2	Harley-Davidson Motorcycle Trust	5.240%	1/15/12	4,151	4,090
2	Harley-Davidson Motorcycle Trust	3.560%	2/15/12	8,285	7,960
2	Harley-Davidson Motorcycle Trust	5.220%	3/15/12	13,647	13,388
2	Harley-Davidson Motorcycle Trust	5.100%	5/15/12	27,260	26,887
2,5	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	19,841	19,450
2	Honda Auto Receivables Owner Trust	5.100%	3/18/11	41,887	42,132
2	Honda Auto Receivables Owner Trust	5.460%	5/23/11	17,433	17,583
2	Honda Auto Receivables Owner Trust	4.470%	1/18/12	36,400	36,654
2	Honda Auto Receivables Owner Trust	5.090%	7/18/13	5,870	5,947
2	Hyundai Auto Receivables Trust	5.110%	4/15/11	25,523	25,593
2	John Deere Owner Trust	5.040%	7/15/11	17,788	17,911
2,5	JP Morgan Auto Receivables Trust	5.220%	9/15/12	52,000	47,588
2	JP Morgan Mortgage Trust	5.298%	7/25/35	74,454	48,618
2	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	22,200	21,543
2	JPMorgan Chase Commercial Mortgage Securities	5.298%	5/15/47	18,700	15,359
2	JPMorgan Chase Commercial Mortgage Securities	5.803%	6/15/49	50,700	40,013
2	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	24,053	18,433
2	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	44,610	34,956
[2,4,5] Kildare Securities Ltd.		2.249%	12/10/43	47,230	37,039
2	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	37,500	29,752
2	LB-UBS Commercial Mortgage Trust	5.318%	2/15/40	23,300	18,701
2	Master Adjustable Rate Mortgages Trust	3.911%	4/25/34	7,929	6,599
2	MBNA Credit Card Master Note Trust	4.500%	1/15/13	19,775	19,540
2	Merrill Lynch Mortgage Investors, Inc.	4.106%	2/25/33	5,601	4,640
2	Merrill Lynch Mortgage Investors, Inc.	4.681%	7/25/33	2,796	2,497
2	Merrill Lynch Mortgage Investors, Inc.	5.093%	2/25/34	11,749	8,346
2	Merrill Lynch Mortgage Investors, Inc.	5.475%	5/25/36	38,604	30,868
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	16,850	16,036
2	Merrill Lynch Mortgage Trust	5.724%	6/12/50	38,100	29,856
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	3,700	2,772

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.282%	8/12/48	23,500	18,592
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.693%	6/12/50	10,300	8,107
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.331%	3/12/51	19,865	15,686
2	Morgan Stanley Capital I	5.649%	6/13/42	81,050	63,264
2	Morgan Stanley Capital I	5.374%	3/12/44	25,330	22,367
2	Morgan Stanley Capital I	5.623%	12/12/49	16,800	12,901
2	Morgan Stanley Capital I	5.090%	10/12/52	19,825	17,550
2,4	Morgan Stanley Dean Witter Credit Card Home Equity Line
	of Credit Trust	0.659%	11/25/15	2,440	2,059
2	Morgan Stanley Mortgage Loan Trust	4.765%	2/25/34	9,614	7,813
2	Morgan Stanley Mortgage Loan Trust	5.416%	6/25/36	36,546	27,137
2,4	National City Credit Card Master Trust	0.383%	8/15/12	57,400	50,806
2,4	National City Credit Card Master Trust	0.383%	3/17/14	24,825	19,899
2	Nissan Auto Receivables Owner Trust	5.030%	5/16/11	11,200	11,282
2	Nissan Auto Receivables Owner Trust	3.890%	8/15/11	39,395	39,196
2	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	55,117	55,481
2	Nissan Auto Receivables Owner Trust	5.450%	6/15/12	40,400	40,792
2	Nissan Auto Receivables Owner Trust	5.930%	7/16/12	34,250	35,273
[2,4,5] Nordstrom Private Label Credit Card Master Trust		0.393%	5/15/15	93,000	74,889
2,4	Permanent Master Issuer PLC	1.144%	1/15/16	32,800	30,421
2	Provident Funding Mortgage Loan Trust	4.299%	4/25/34	14,783	12,568
2	Residential Funding Mortgage Securities I	5.843%	8/25/36	52,189	33,090
2	Residential Funding Mortgage Securities I	5.950%	9/25/36	23,325	16,061
2	Salomon Brothers Mortgage Securities VII	5.561%	9/25/33	16,788	15,290
2	Sequoia Mortgage Trust	5.637%	9/20/46	63,002	39,834
2,4	Swift Master Auto Receivables Trust	0.433%	6/15/12	12,100	6,855
2,4	Swift Master Auto Receivables Trust	0.983%	10/15/12	21,395	12,423
2	Thornburg Mortgage Securities Trust	4.042%	3/25/44	10,038	7,045
2	USAA Auto Owner Trust	4.900%	2/15/12	29,724	29,799
2	USAA Auto Owner Trust	4.160%	4/16/12	46,113	45,953
2	USAA Auto Owner Trust	4.640%	10/15/12	68,500	69,207
2	USAA Auto Owner Trust	4.500%	10/15/13	28,020	27,424
2	USAA Auto Owner Trust	4.710%	2/18/14	68,375	68,589
2	Volkswagen Auto Loan Enhanced Trust	5.470%	3/20/13	92,350	94,224
2,4	Wachovia Asset Securitization, Inc.	0.649%	6/25/33	1,595	633
2	Wachovia Auto Loan Owner Trust	5.100%	7/20/11	9,223	9,157
2	Wachovia Auto Owner Trust	5.390%	9/20/11	24,614	24,569
2	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	29,100	22,486
2	Wachovia Bank Commercial Mortgage Trust	5.275%	11/15/48	16,490	13,657
2	Washington Mutual Mortgage Pass-Through Certificates	4.567%	1/25/33	545	433
2	Washington Mutual Mortgage Pass-Through Certificates	3.847%	8/25/33	4,880	4,134
2	Washington Mutual Mortgage Pass-Through Certificates	4.565%	9/25/33	6,817	5,711
2	Wells Fargo Home Equity Trust	3.970%	5/25/34	20,189	18,740
2	Wells Fargo Mortgage Backed Securities Trust	5.633%	10/25/36	60,816	39,601
2	World Omni Auto Receivables Trust	5.010%	10/15/10	2,571	2,572
2	World Omni Auto Receivables Trust	5.230%	2/15/11	10,524	10,551
2	World Omni Auto Receivables Trust	3.940%	10/15/12	15,880	15,552
2	World Omni Auto Receivables Trust	5.130%	4/15/13	21,500	21,372
					4,713,571
Finance (30.2%)
	Banking (20.1%)
4	American Express Centurion Bank	0.489%	11/16/09	9,500	9,073
	American Express Centurion Bank	5.200%	11/26/10	29,300	28,337
4	American Express Credit Corp.	0.419%	5/19/09	23,750	23,384
4	American Express Credit Corp.	0.586%	10/4/10	19,600	17,660
	AmSouth Bank NA	6.125%	3/1/09	2,300	2,299
4,5	ANZ National Bank International Ltd.	2.428%	8/7/09	19,600	19,360
5	ANZ National Bank International Ltd.	6.200%	7/19/13	18,175	17,925
	Astoria Financial Corp.	5.750%	10/15/12	12,000	10,014
2,5	Banco Mercantil del Norte	6.135%	10/13/16	19,550	14,076
2,5	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	34,000	30,473
4,5	Banco Santander Chile	2.536%	12/9/09	18,900	18,694
2	Bank of America Capital Trust XIV	5.630%	12/31/49	105,413	40,057
4	Bank of America Corp.	3.292%	8/2/10	20,000	19,396
	Bank of America Corp.	5.375%	8/15/11	59,361	59,822

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Bank of America Corp.	2.100%	4/30/12	91,000	90,388
	Bank of America Corp.	5.375%	9/11/12	40,870	40,510
	Bank of New York Mellon	7.300%	12/1/09	4,900	5,048
	Bank of New York Mellon	4.950%	1/14/11	14,700	15,013
	Bank of New York Mellon	5.125%	11/1/11	3,450	3,536
	Bank of New York Mellon	4.950%	11/1/12	2,800	2,838
	Bank of New York Mellon	4.500%	4/1/13	11,200	10,987
5	Bank of Scotland PLC	4.000%	9/15/09	32,000	31,111
4,5	Bank of Scotland PLC	2.252%	12/8/10	89,800	82,866
4	Barclays Bank PLC	2.498%	8/10/09	46,800	46,679
	Barclays Bank PLC	7.400%	12/15/09	6,788	6,938
	Barclays Bank PLC	5.450%	9/12/12	14,550	14,825
2,5	Barclays Bank PLC	7.375%	12/15/49	4,420	1,941
	BB&T Corp.	6.500%	8/1/11	30,375	31,320
4	Bear Stearns Co., Inc.	2.456%	9/9/09	43,450	43,197
	Bear Stearns Co., Inc.	4.500%	10/28/10	24,158	24,454
4	Bear Stearns Co., Inc.	1.404%	1/31/11	25,020	23,686
	Bear Stearns Co., Inc.	5.350%	2/1/12	9,400	9,411
5	BNP Paribas	4.800%	6/24/15	13,800	12,196
4,5	BTMU Curacao Holdings NV	1.897%	12/19/16	36,725	28,291
	Capital One Bank	5.000%	6/15/09	19,650	19,786
	Capital One Bank	5.750%	9/15/10	3,732	3,723
	Capital One Bank	6.500%	6/13/13	4,875	4,706
4	Capital One Bank FSB	2.096%	3/13/09	48,900	48,845
2,5	CBG Florida REIT Corp.	7.114%	2/15/49	25,100	5,397
4	Charter One Bank N.A.	1.209%	4/24/09	29,370	29,117
	Charter One Bank N.A.	5.500%	4/26/11	16,400	15,961
4	Citigroup, Inc.	2.326%	6/9/09	81,000	79,329
	Citigroup, Inc.	6.500%	1/18/11	14,625	14,157
	Citigroup, Inc.	5.250%	2/27/12	19,900	18,824
6	Citigroup, Inc.	2.125%	4/30/12	91,000	90,543
	Citigroup, Inc.	5.500%	8/27/12	39,297	37,055
	Citigroup, Inc.	5.500%	4/11/13	81,553	75,967
	Citigroup, Inc.	6.500%	8/19/13	15,350	14,796
	Citigroup, Inc.	6.125%	11/21/17	30,905	28,438
2	Citigroup, Inc.	8.400%	4/29/49	72,500	27,913
5	Commonwealth Bank of Australia	5.000%	11/6/12	24,000	22,632
2,5	Commonwealth Bank of Australia	6.024%	3/15/49	21,125	11,287
4,5	Compass Bank	1.997%	10/9/09	46,700	46,591
	Countrywide Financial Corp.	5.800%	6/7/12	6,800	6,630
4,5	Credit Agricole	2.231%	5/28/10	93,750	92,042
2,5	Credit Agricole	6.637%	5/31/49	7,600	2,888
	Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	22,900	23,156
4	Credit Suisse First Boston USA, Inc.	2.349%	8/15/10	41,500	39,180
	Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	15,600	15,993
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	27,600	28,585
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	39,441	40,552
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	5,727	5,920
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	17,920	17,954
4,5	Deutsche Bank Financial, Inc.	1.494%	4/30/09	11,730	11,670
5	Development Bank of Singapore Ltd.	7.875%	8/10/09	21,600	21,895
4,5	Development Bank of Singapore Ltd.	2.369%	5/16/17	54,850	42,778
4,5	DnB NOR Bank ASA	1.330%	10/13/09	60,900	60,664
	Fifth Third Bancorp.	6.250%	5/1/13	9,075	8,766
4	First Tennessee Bank	2.011%	12/17/09	23,500	23,312
	FirstStar Bank	7.125%	12/1/09	11,985	12,202
	FleetBoston Financial Corp.	7.375%	12/1/09	5,000	5,073
2	Goldman Sachs Capital II	5.793%	12/29/49	19,430	7,550
4	Goldman Sachs Group, Inc.	1.455%	7/23/09	6,265	6,187
4	Goldman Sachs Group, Inc.	1.577%	12/23/09	49,750	47,946
4	Goldman Sachs Group, Inc.	2.417%	3/2/10	29,300	28,316
4	Goldman Sachs Group, Inc.	1.766%	6/28/10	45,030	41,057
	Goldman Sachs Group, Inc.	5.625%	1/15/17	5,870	5,033
	Goldman Sachs Group, Inc.	6.150%	4/1/18	20,000	18,266
	HSBC Bank PLC	6.950%	3/15/11	4,800	4,916
	HSBC Bank USA	3.875%	9/15/09	38,500	38,823

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	HSBC Bank USA	2.126%	12/14/09	38,500	37,297
5	ICICI Bank Ltd.	5.750%	1/12/12	9,125	7,925
2	Independence Community Bank	3.750%	4/1/14	16,040	13,152
	JPMorgan Chase & Co.	4.600%	1/17/11	9,350	9,448
	JPMorgan Chase & Co.	5.600%	6/1/11	35,000	35,696
	JPMorgan Chase & Co.	4.850%	6/16/11	30,000	30,425
	JPMorgan Chase & Co.	6.625%	3/15/12	19,601	20,458
	JPMorgan Chase & Co.	5.375%	10/1/12	72,565	74,172
2	JPMorgan Chase & Co.	4.891%	9/1/15	25,200	23,926
2	JPMorgan Chase & Co.	7.900%	12/29/49	18,000	13,230
	KeyCorp	4.700%	5/21/09	15,700	15,563
4	KeyCorp	0.489%	5/26/09	19,570	19,185
	KeyCorp	6.500%	5/14/13	12,000	11,557
2,5	Lloyds TSB Group PLC	6.267%	11/14/49	23,575	5,854
4,5	Manufacturers & Traders Trust Co.	2.935%	4/1/13	18,050	15,114
	Marshall & Ilsley Bank	5.150%	2/22/12	21,500	19,898
2	Mellon Capital IV	6.244%	6/29/49	32,825	18,546
4	Merrill Lynch & Co., Inc.	3.079%	2/5/10	56,575	54,670
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	28,035	27,526
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	26,315	25,733
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	9,150	9,135
4	Merrill Lynch & Co., Inc.	2.431%	6/5/12	25,000	21,320
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	30,683	30,076
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	14,100	13,495
4	Morgan Stanley Dean Witter	1.374%	1/15/10	100,900	100,119
	Morgan Stanley Dean Witter	6.750%	4/15/11	17,500	17,667
	Morgan Stanley Dean Witter	5.250%	11/2/12	19,610	18,361
	Morgan Stanley Dean Witter	6.625%	4/1/18	45,185	41,413
	National Australia Bank	8.600%	5/19/10	18,760	19,652
	National City Bank	4.250%	1/29/10	13,950	13,970
	National City Bank	6.250%	3/15/11	2,000	2,008
	National City Bank	6.200%	12/15/11	16,300	16,171
	National City Bank	4.625%	5/1/13	5,215	4,929
	National City Bank of Pennsylvania	7.250%	10/21/11	6,228	6,458
	National Westminster Bank PLC	7.375%	10/1/09	9,337	9,254
	North Fork Bancorp., Inc.	5.875%	8/15/12	8,070	6,453
	Northern Trust Co.	5.500%	8/15/13	10,225	10,359
4	PNC Funding Corp.	0.406%	6/12/09	23,450	23,255
	PNC Funding Corp.	5.125%	12/14/10	28,155	28,615
	Regions Financial Corp.	4.375%	12/1/10	1,500	1,427
	Regions Financial Corp.	7.000%	3/1/11	10,385	10,248
	Santander Financial Issuances	6.375%	2/15/11	17,675	16,890
4,5	Santander U.S. Debt, S.A. Unipersonal	2.261%	11/20/09	119,400	113,676
	Sanwa Bank Ltd.	7.400%	6/15/11	9,825	10,191
	Skandinaviska Enskilda Banken	6.875%	2/15/09	11,630	11,646
2,5	Societe Generale	5.922%	12/5/49	9,200	4,098
	Sovereign Bancorp, Inc.	4.800%	9/1/10	7,000	6,689
4	Sovereign Bank	4.903%	8/1/13	2,397	1,822
2	State Street Capital Trust	8.250%	12/29/49	7,450	5,674
	State Street Corp.	7.650%	6/15/10	8,075	8,332
4	State Street Corp.	1.274%	4/30/12	5,000	4,493
4	SunTrust Banks, Inc.	2.253%	5/22/09	14,700	14,710
	SunTrust Banks, Inc.	6.375%	4/1/11	4,600	4,731
4,5	Unicredit Luxembourg Finance	1.600%	1/13/17	51,600	48,636
	US Bank NA	6.375%	8/1/11	25,880	27,562
2	US Central Credit Union	2.700%	9/30/09	1,818	1,818
2	USB Capital IX	6.189%	4/15/49	53,940	22,385
2,5	USB Realty Corp.	6.091%	12/15/49	11,750	4,876
	Wachovia Bank NA	5.000%	8/15/15	9,750	8,769
2	Wachovia Capital Trust III	5.800%	3/15/11	27,485	13,468
	Wachovia Corp.	6.375%	2/1/09	45,800	45,795
	Wachovia Corp.	6.150%	3/15/09	15,650	15,706
	Wachovia Corp.	4.375%	6/1/10	4,050	4,110
	Wachovia Corp.	7.800%	8/18/10	38,950	40,727
	Wachovia Corp.	5.350%	3/15/11	27,047	27,464
4	Wachovia Corp.	1.224%	10/15/11	24,450	22,187

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wachovia Corp.	5.300%	10/15/11	46,900	47,705
	Wachovia Corp.	5.500%	5/1/13	29,300	29,907
7	Washington Mutual Bank	5.550%	6/16/10	8,965	2,152
7	Washington Mutual Bank	6.875%	6/15/11	21,983	2
	Washington Mutual Finance Corp.	6.875%	5/15/11	5,975	5,793
	Wells Fargo & Co.	4.200%	1/15/10	41,000	41,675
	Wells Fargo & Co.	4.625%	8/9/10	5,270	5,326
	Wells Fargo & Co.	5.250%	10/23/12	17,675	18,004
	Wells Fargo & Co.	4.375%	1/31/13	15,000	14,790
	Wells Fargo Bank NA	6.450%	2/1/11	57,550	59,550
	Wells Fargo Bank NA	4.750%	2/9/15	27,200	25,062
	Western Financial Bank	9.625%	5/15/12	5,610	5,554
4	Zions Bancorp.	3.689%	12/10/09	65,700	63,419

	Brokerage (0.1%)
	Jefferies Group Inc.	5.875%	6/8/14	7,050	5,668
4,7	Lehman Brothers Holdings, Inc.	2.911%	8/21/09	24,450	3,179
4,7	Lehman Brothers Holdings, Inc.	2.907%	11/16/09	38,620	5,021
4,7	Lehman Brothers Holdings, Inc.	2.951%	5/25/10	19,555	2,542
7	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	69,400	9,022
7	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	9,200	1,196
4,7	Lehman Brothers Holdings, Inc.	2.998%	8/19/65	9,410	1

	Finance Companies (5.1%)
	American General Finance Corp.	4.625%	5/15/09	23,935	22,499
	American General Finance Corp.	5.375%	9/1/09	14,065	12,395
	American General Finance Corp.	3.875%	10/1/09	39,000	32,370
	American General Finance Corp.	4.875%	5/15/10	5,200	3,380
	American General Finance Corp.	5.200%	12/15/11	12,700	6,302
	American General Finance Corp.	4.875%	7/15/12	16,678	8,005
	CIT Group, Inc.	5.600%	4/27/11	52,775	45,386
	CIT Group, Inc.	5.800%	7/28/11	24,450	20,538
4	CIT Group, Inc.	2.425%	2/13/12	5,375	3,977
4	General Electric Capital Corp.	2.447%	5/10/10	41,400	40,027
	General Electric Capital Corp.	4.250%	9/13/10	105,250	105,979
	General Electric Capital Corp.	5.000%	12/1/10	34,200	34,940
	General Electric Capital Corp.	5.500%	4/28/11	6,035	6,220
	General Electric Capital Corp.	5.875%	2/15/12	1,497	1,541
	General Electric Capital Corp.	4.375%	3/3/12	17,175	16,987
	General Electric Capital Corp.	5.000%	4/10/12	4,525	4,543
	General Electric Capital Corp.	5.250%	10/19/12	114,658	114,608
	General Electric Capital Corp.	5.450%	1/15/13	13,800	13,916
	General Electric Capital Corp.	4.800%	5/1/13	62,215	60,787
2	General Electric Capital Corp.	6.375%	11/15/67	14,450	9,765
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	5,000	2,696
	HSBC Finance Corp.	4.125%	11/16/09	17,500	17,549
	HSBC Finance Corp.	4.625%	9/15/10	50,700	49,907
	HSBC Finance Corp.	5.250%	1/14/11	49,725	49,093
	HSBC Finance Corp.	6.750%	5/15/11	19,050	19,445
	HSBC Finance Corp.	6.375%	10/15/11	15,885	15,986
	HSBC Finance Corp.	5.500%	1/19/16	17,750	16,173
	International Lease Finance Corp.	3.500%	4/1/09	9,410	9,175
	International Lease Finance Corp.	4.750%	7/1/09	6,965	6,547
	International Lease Finance Corp.	4.875%	9/1/10	13,377	11,304
	International Lease Finance Corp.	5.125%	11/1/10	9,750	8,190
	International Lease Finance Corp.	4.950%	2/1/11	45,000	35,662
	International Lease Finance Corp.	5.450%	3/24/11	43,065	34,452
	International Lease Finance Corp.	5.750%	6/15/11	19,550	15,151
	International Lease Finance Corp.	4.750%	1/13/12	13,100	9,759
	International Lease Finance Corp.	6.375%	3/25/13	31,375	23,061
4	SLM Corp.	1.299%	7/27/09	36,000	34,612
	SLM Corp.	4.500%	7/26/10	28,445	26,544

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Insurance (3.3%)
	Berkshire Hathaway Finance Corp.	4.500%	1/15/13	63,685	65,068
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	10,250	10,670
2	Chubb Corp.	6.375%	3/29/67	3,760	2,577
	Coventry Health Care Inc.	5.875%	1/15/12	2,375	1,812
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	5,850	2,326
2	ING Capital Funding Trust III	5.775%	12/8/49	11,170	4,211
5	ING Security Life Institutional Funding	4.250%	1/15/10	29,500	28,729
5	Jackson National Life Insurance Co.	5.375%	5/8/13	18,650	17,186
5	John Hancock Global Funding II	6.500%	3/1/11	8,000	7,877
5	Liberty Mutual Group	4.875%	2/1/10	9,380	8,966
2,5	Liberty Mutual Group	7.000%	3/15/37	7,600	3,242
2	Lincoln National Corp.	6.050%	4/20/67	8,340	3,670
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	4,100	3,695
4,5	MassMutual Global Funding II	1.198%	4/21/11	117,100	115,334
4,5	MassMutual Global Funding II	2.352%	12/6/13	14,950	13,718
4,5	Merna Reinsurance Ltd.	3.209%	7/7/10	18,330	16,680
4,5	MetLife Global Funding I	2.396%	5/18/10	48,900	45,405
5	MetLife Global Funding I	5.125%	4/10/13	23,710	22,688
5	Monumental Global Funding II	4.375%	7/30/09	14,310	14,156
5	Monumental Global Funding II	4.625%	3/15/10	15,385	15,015
5	New York Life Global Funding	4.625%	8/16/10	9,360	9,198
5	New York Life Global Funding	5.250%	10/16/12	9,340	9,262
2,5	Oil Insurance Ltd.	7.558%	6/30/49	13,225	5,082
5	PRICOA Global Funding I	4.200%	1/15/10	18,291	18,066
5	PRICOA Global Funding I	4.625%	6/25/12	5,000	4,710
5	Principal Life Global	4.400%	10/1/10	9,800	9,669
	Principal Life Income Funding	5.125%	3/1/11	29,400	28,870
2	Progressive Corp.	6.700%	6/15/37	7,320	3,975
2	Travelers Cos. Inc.	6.250%	3/15/37	16,175	10,709
4	UnitedHealth Group, Inc.	2.297%	3/2/09	19,575	19,573
	UnitedHealth Group, Inc.	5.125%	11/15/10	18,750	18,885
	UnitedHealth Group, Inc.	5.250%	3/15/11	2,500	2,520
	UnitedHealth Group, Inc.	4.875%	2/15/13	9,330	9,026
	UnumProvident Corp.	5.859%	5/15/09	24,230	23,742
	WellPoint Inc.	4.250%	12/15/09	16,300	16,137
	WellPoint Inc.	5.000%	1/15/11	11,768	11,787
	Willis North America Inc.	5.125%	7/15/10	8,040	7,072
5	Xlliac Global Funding	4.800%	8/10/10	15,700	11,696
2,5	ZFS Finance USA Trust I	5.875%	5/9/32	14,625	5,411

	Other Finance (0.4%)
4	Paccar Financial Corp.	2.199%	5/17/10	70,325	69,854

	Real Estate Investment Trusts (1.2%)
	Arden Realty LP	5.200%	9/1/11	7,700	7,818
	AvalonBay Communities, Inc.	5.500%	1/15/12	9,375	8,698
	Boston Properties, Inc.	6.250%	1/15/13	11,165	9,627
	Brandywine Operating Partnership	5.750%	4/1/12	17,190	12,754
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,330	4,651
	Developers Diversified Realty Corp.	5.375%	10/15/12	14,100	7,216
	Health Care Property Investors, Inc.	4.875%	9/15/10	24,350	21,452
	Health Care REIT, Inc.	8.000%	9/12/12	19,125	16,309
	HRPT Properties Trust	6.950%	4/1/12	29,100	22,239
	Kimco Realty Corp.	4.820%	8/15/11	14,035	11,995
	Liberty Property LP	6.375%	8/15/12	9,400	7,609
	ProLogis	5.500%	4/1/12	18,820	11,763
	Regency Centers LP	7.950%	1/15/11	4,700	4,347
	Simon Property Group Inc.	4.875%	3/18/10	27,900	27,022
	Simon Property Group Inc.	4.875%	8/15/10	17,950	17,156
	Simon Property Group Inc.	5.300%	5/30/13	22,000	18,706
5	Westfield Capital Corp.	4.375%	11/15/10	18,930	15,629
					5,676,740

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Industrial (25.0%)
	Basic Industry (1.2%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	12,400	11,996
	Alcoa, Inc.	6.000%	7/15/13	23,250	19,744
	ArcelorMittal	5.375%	6/1/13	37,250	30,968
	ArcelorMittal	6.500%	4/15/14	8,800	7,240
	Barrick Gold Finance Inc.	6.125%	9/15/13	23,250	23,032
	E.I. du Pont de Nemours & Co.	5.000%	1/15/13	20,325	21,014
	International Paper Co.	7.950%	6/15/18	7,250	5,841
	Lubrizol Corp.	4.625%	10/1/09	28,128	28,177
	PPG Industries, Inc.	5.750%	3/15/13	15,860	16,066
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	23,250	20,447
	Rohm & Haas Co.	5.600%	3/15/13	20,585	19,295
	Weyerhaeuser Co.	6.750%	3/15/12	9,790	9,407
4,5	Xstrata Finance Dubai Ltd.	2.585%	11/13/09	14,750	13,674

	Capital Goods (2.6%)
	Allied Waste North America Inc.	6.875%	6/1/17	9,125	8,714
5	BAE Systems Holdings Inc.	4.750%	8/15/10	33,386	33,143
	Boeing Capital Corp.	6.500%	2/15/12	10,000	10,514
	Boeing Capital Corp.	5.800%	1/15/13	20,000	20,681
2,5	C8 Capital SPV Ltd.	6.640%	12/15/49	5,600	2,492
4	Caterpillar Financial Services Corp.	2.285%	8/11/09	74,100	73,578
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,000	1,021
	Caterpillar Financial Services Corp.	5.125%	10/12/11	20,000	20,732
	Caterpillar Financial Services Corp.	4.250%	2/8/13	34,995	34,250
	CRH America Inc.	5.625%	9/30/11	28,825	24,855
	Harsco Corp.	5.125%	9/15/13	8,000	8,103
4	Honeywell International, Inc.	1.219%	7/27/09	9,800	9,772
	Honeywell International, Inc.	6.125%	11/1/11	8,238	8,718
	Honeywell International, Inc.	4.250%	3/1/13	14,000	14,177
5	Hutchison Whampoa International Ltd.	5.450%	11/24/10	23,200	23,661
	Ingersoll-Rand GL Holding Company	6.000%	8/15/13	23,225	22,589
	John Deere Capital Corp.	4.875%	3/16/09	2,915	2,920
4	John Deere Capital Corp.	1.373%	10/16/09	35,000	34,625
	John Deere Capital Corp.	5.400%	4/7/10	3,300	3,310
	L-3 Communications Corp.	7.625%	6/15/12	2,325	2,313
	L-3 Communications Corp.	6.125%	7/15/13	1,550	1,457
	L-3 Communications Corp.	5.875%	1/15/15	5,600	5,124
	Lafarge SA	6.150%	7/15/11	1,875	1,630
	Lockheed Martin Corp.	4.121%	3/14/13	4,675	4,786
4	Martin Marietta Material	1.324%	4/30/10	18,750	16,713
2,5	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	3,333	3,371
	Northrop Grumman Corp.	8.000%	10/15/09	5,400	5,515
	Northrop Grumman Corp.	7.125%	2/15/11	9,375	10,338
	Raytheon Co.	4.850%	1/15/11	15,770	15,830
	Roper Industries Inc.	6.625%	8/15/13	13,925	14,007
	Textron Financial Corp.	4.600%	5/3/10	11,750	9,701
	Textron Financial Corp.	5.400%	4/28/13	14,470	10,748
	Thermo Electron Corp.	5.000%	6/1/15	6,730	6,199
	Tyco International Group SA	6.375%	10/15/11	9,765	9,708
	Tyco International Group SA	8.500%	1/15/19	14,600	15,502
	Vulcan Materials Co.	6.300%	6/15/13	7,275	6,580

	Communication (6.2%)
	America Movil SA de C.V.	4.125%	3/1/09	15,625	15,625
4	AT&T Inc.	2.959%	2/5/10	35,200	34,584
	AT&T Inc.	7.300%	11/15/11	47,673	51,625
	AT&T Inc.	4.950%	1/15/13	37,900	38,632
	AT&T Inc.	6.700%	11/15/13	18,500	19,894
	AT&T Inc.	4.850%	2/15/14	24,000	23,988
	AT&T Wireless	7.875%	3/1/11	37,939	40,834
	British Sky Broadcasting Corp.	6.875%	2/23/09	4,750	4,747
	British Sky Broadcasting Corp.	8.200%	7/15/09	47,967	48,513
	British Telecommunications PLC	8.625%	12/15/10	68,983	72,896

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Comcast Cable Communications, Inc.	6.750%	1/30/11	35,372	36,836
	Comcast Corp.	5.850%	1/15/10	33,312	34,113
	Comcast Corp.	5.500%	3/15/11	29,190	29,712
	Cox Communications, Inc.	7.875%	8/15/09	21,348	21,611
	Cox Communications, Inc.	4.625%	1/15/10	13,400	13,317
	Cox Communications, Inc.	4.625%	6/1/13	4,530	4,128
5	Cox Enterprises, Inc.	7.875%	9/15/10	12,000	11,994
	Deutsche Telekom International Finance	8.500%	6/15/10	23,455	24,786
	Deutsche Telekom International Finance	5.875%	8/20/13	29,250	30,265
	France Telecom	7.750%	3/1/11	92,183	98,995
4	Gannett Co., Inc.	2.369%	5/26/09	24,500	23,698
2	NYNEX Corp.	9.550%	5/1/10	4,158	4,274
	Reed Elsevier Capital	7.750%	1/15/14	9,200	9,147
	Telecom Italia Capital	4.000%	1/15/10	35,850	35,038
	Telecom Italia Capital	4.875%	10/1/10	19,700	19,003
	Telefonica Emisiones SAU	5.984%	6/20/11	60,400	62,521
	Telefonica Europe BV	7.750%	9/15/10	9,913	10,491
	Telefonos de Mexico SA	4.750%	1/27/10	18,730	19,011
	Time Warner Cable Inc.	5.400%	7/2/12	12,250	11,845
	Time Warner Cable Inc.	6.200%	7/1/13	27,725	27,209
	Verizon Communications Corp.	5.250%	4/15/13	24,000	24,578
	Verizon Communications Corp.	5.500%	2/15/18	19,525	19,195
	Verizon Global Funding Corp.	7.250%	12/1/10	39,430	41,768
	Verizon Global Funding Corp.	6.875%	6/15/12	18,725	19,971
	Verizon Global Funding Corp.	7.375%	9/1/12	11,000	11,878
5	Verizon Wireless Capital	5.250%	2/1/12	28,250	28,158
5	Verizon Wireless Capital	7.375%	11/15/13	28,000	30,044
5	Vivendi	5.750%	4/4/13	18,225	16,649
	Vodafone AirTouch PLC	7.750%	2/15/10	47,902	49,550
	Vodafone Group PLC	5.500%	6/15/11	24,250	25,111
	Vodafone Group PLC	5.000%	12/16/13	10,900	11,083

	Consumer Cyclical (3.8%)
4,5	American Honda Finance	2.295%	5/12/09	29,400	28,780
5	American Honda Finance	5.125%	12/15/10	24,390	23,917
5	American Honda Finance	4.625%	4/2/13	18,650	17,533
	Autozone, Inc.	6.500%	1/15/14	18,175	17,755
	Best Buy Co.	6.750%	7/15/13	14,500	13,545
	Centex Corp.	5.800%	9/15/09	9,380	9,286
	Centex Corp.	7.875%	2/1/11	5,040	4,662
	CVS Caremark Corp.	4.000%	9/15/09	9,500	9,534
	CVS Caremark Corp.	5.750%	8/15/11	10,000	10,341
2	CVS Caremark Corp.	6.302%	6/1/37	16,400	9,162
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	29,480	28,466
	DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	4,670	4,697
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	11,850	11,302
	Darden Restaurants Inc.	5.625%	10/15/12	6,540	5,837
	Federated Department Stores, Inc.	6.300%	4/1/09	16,875	16,827
	Federated Retail Holding	5.350%	3/15/12	20,092	15,442
	Gamestop Corp.	8.000%	10/1/12	8,750	8,641
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	10,950	8,402
5	Harley-Davidson Inc.	5.000%	12/15/10	9,300	8,178
	Harrah’s Entertainment Inc.	7.875%	3/15/10	5,425	3,092
	International Speedway Corp.	4.200%	4/15/09	25,770	25,564
	J.C. Penney Co., Inc.	8.000%	3/1/10	2,400	2,378
	J.C. Penney Co., Inc.	9.000%	8/1/12	25,811	23,612
	K. Hovnanian Enterprises	6.250%	1/15/16	7,710	2,120
	KB Home	6.375%	8/15/11	8,750	7,481
	KB Home	7.250%	6/15/18	2,200	1,584
	Lennar Corp.	5.125%	10/1/10	5,300	4,452
	Lennar Corp.	5.950%	10/17/11	6,550	5,191
	Lowe’s Cos., Inc.	8.250%	6/1/10	8,600	9,136
	Lowe’s Cos., Inc.	5.600%	9/15/12	18,275	18,911
	Macy’s Retail Holdings Inc.	4.800%	7/15/09	22,297	21,893
	Macy’s Retail Holdings Inc.	6.625%	4/1/11	17,146	14,576

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald’s Corp.	4.300%	3/1/13	13,325	14,041
MDC Holdings Inc.	7.000%	12/1/12	5,385	4,757
MGM Mirage, Inc.	8.500%	9/15/10	5,600	4,508
MGM Mirage, Inc.	6.750%	4/1/13	3,825	2,295
MGM Mirage, Inc.	5.875%	2/27/14	4,000	2,260
5 Nissan Motor Acceptance Corp.	4.625%	3/8/10	28,250	27,945
5 Nissan Motor Acceptance Corp.	5.625%	3/14/11	39,200	38,493
Royal Caribbean Cruises	7.000%	6/15/13	11,500	7,590
Royal Caribbean Cruises	6.875%	12/1/13	2,320	1,462
Target Corp.	5.125%	1/15/13	9,340	9,636
Tenneco Automotive Inc.	8.625%	11/15/14	4,400	1,364
4 The Walt Disney Co.	1.153%	7/16/10	19,550	19,355
The Walt Disney Co.	5.700%	7/15/11	3,750	4,002
The Walt Disney Co.	6.375%	3/1/12	1,900	2,044
The Walt Disney Co.	4.500%	12/15/13	19,425	20,030
4 Time Warner, Inc.	2.405%	11/13/09	29,500	28,903
Time Warner, Inc.	6.875%	5/1/12	4,665	4,662
Toll Corp.	8.250%	2/1/11	2,305	2,253
2 Toyota Motor Credit Corp.	2.750%	8/6/09	2,291	2,294
4 Viacom Inc.	2.271%	6/16/09	34,200	33,776
Viacom Inc.	5.750%	4/30/11	3,900	3,704
Wal-Mart Stores, Inc.	4.250%	4/15/13	13,175	13,850
Wal-Mart Stores, Inc.	4.550%	5/1/13	2,900	3,079
Walgreen Co.	4.875%	8/1/13	33,650	35,784
Western Union Co.	5.400%	11/17/11	19,500	19,427
Yum! Brands, Inc.	8.875%	4/15/11	6,800	7,182

Consumer Noncyclical (4.8%)
Abbott Laboratories	3.750%	3/15/11	6,550	6,765
Abbott Laboratories	5.600%	5/15/11	6,345	6,813
Abbott Laboratories	5.150%	11/30/12	14,500	15,503
Altria Group, Inc.	8.500%	11/10/13	46,000	50,579
AmerisourceBergen Corp.	5.625%	9/15/12	12,420	11,954
Amgen Inc.	4.000%	11/18/09	29,700	30,233
5 Anheuser-Busch Cos., Inc.	7.200%	1/15/14	69,000	72,614
Baxter Finco, BV	4.750%	10/15/10	16,300	16,270
Becton, Dickinson & Co.	7.150%	10/1/09	4,900	5,022
Biogen Idec Inc.	6.000%	3/1/13	27,065	26,765
4 Cardinal Health, Inc.	1.705%	10/2/09	18,725	18,319
Cardinal Health, Inc.	6.750%	2/15/11	5,000	5,061
5 Cargill Inc.	3.625%	3/4/09	25,180	25,190
5 Cargill Inc.	5.200%	1/22/13	18,650	17,570
Clorox Co.	5.000%	3/1/13	2,825	2,839
Coca-Cola Enterprises Inc.	5.000%	8/15/13	20,400	20,973
5 Cosan Finance Ltd.	7.000%	2/1/17	4,560	3,192
Covidien International	5.150%	10/15/10	18,680	18,414
Delhaize America Inc.	5.875%	2/1/14	1,950	1,973
Diageo Capital PLC	5.125%	1/30/12	1,000	1,031
Diageo Capital PLC	5.200%	1/30/13	6,540	6,570
4 General Mills, Inc.	1.253%	1/22/10	28,100	27,574
General Mills, Inc.	5.650%	9/10/12	14,030	14,697
General Mills, Inc.	5.250%	8/15/13	15,800	16,306
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	24,565	25,901
H.J. Heinz Co.	5.350%	7/15/13	7,275	7,387
Hormel Foods Corp.	6.625%	6/1/11	8,900	9,175
Hospira, Inc.	4.950%	6/15/09	19,000	18,992
4 Hospira, Inc.	1.947%	3/30/10	12,594	11,447
Hospira, Inc.	5.550%	3/30/12	6,624	6,372
Kellogg Co.	5.125%	12/3/12	9,770	10,373
Kellogg Co.	4.250%	3/6/13	14,000	14,347
Kraft Foods, Inc.	4.125%	11/12/09	30,550	30,893
Kraft Foods, Inc.	5.625%	8/11/10	14,050	14,799
Kraft Foods, Inc.	6.750%	2/19/14	15,600	16,702
Kroger Co.	7.250%	6/1/09	18,442	18,532
Kroger Co.	6.200%	6/15/12	2,800	2,943
Kroger Co.	5.000%	4/15/13	12,200	12,202
Kroger Co.	7.500%	1/15/14	13,825	15,520

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Land O’Lakes Inc.	9.000%	12/15/10	1,590	1,602
	Medco Health Solutions	6.125%	3/15/13	29,250	28,285
	Medtronic Inc.	4.375%	9/15/10	18,800	19,191
	Molson Coors Capital Finance	4.850%	9/22/10	6,575	6,618
	PepsiAmericas Inc.	6.375%	5/1/09	10,170	10,230
	PepsiAmericas Inc.	5.625%	5/31/11	4,890	5,081
	Pepsico, Inc.	4.650%	2/15/13	7,870	8,455
	Philip Morris International Inc.	6.875%	3/17/14	15,500	17,023
	Philips Electronics NV	4.625%	3/11/13	14,000	13,500
	Procter & Gamble Co.	4.600%	1/15/14	13,000	13,830
	Quest Diagnostic, Inc.	5.125%	11/1/10	9,400	9,327
	Reynolds American Inc.	7.625%	6/1/16	3,050	2,722
4,5	SABMiller PLC	1.735%	7/1/09	14,675	14,404
5	SABMiller PLC	6.200%	7/1/11	27,465	27,396
	Safeway, Inc.	4.950%	8/16/10	13,675	13,837
	Safeway, Inc.	6.250%	3/15/14	9,750	10,388
	Smithfield Foods, Inc.	7.750%	7/1/17	6,050	4,084
	Sysco Corp.	4.200%	2/12/13	9,330	9,298
	Whirlpool Corp.	5.500%	3/1/13	14,000	12,874
	Wyeth	6.950%	3/15/11	17,420	18,563
	Wyeth	5.500%	3/15/13	24,848	26,255

	Energy (2.4%)
	Anadarko Finance Co.	6.750%	5/1/11	15,531	15,510
	BP Capital Markets PLC	5.250%	11/7/13	2,575	2,763
	Canadian Natural Resources	6.700%	7/15/11	9,575	9,734
	Canadian Natural Resources	5.150%	2/1/13	14,020	13,335
5	Canadian Oil Sands	4.800%	8/10/09	13,090	13,148
	Conoco Funding Co.	6.350%	10/15/11	27,470	29,495
	ConocoPhillips	8.750%	5/25/10	31,205	33,698
	ConocoPhillips	9.375%	2/15/11	15,375	17,067
	ConocoPhillips	4.750%	2/1/14	48,800	49,100
	Devon Energy Corp.	5.625%	1/15/14	6,400	6,500
	Devon Financing Corp.	6.875%	9/30/11	40,580	42,797
5	GS-Caltex Oil Corp.	5.500%	10/15/15	8,300	5,615
	Kerr McGee Corp.	6.875%	9/15/11	40,130	40,346
	Marathon Oil Corp.	6.125%	3/15/12	24,585	24,605
5	Nabors Industries Inc.	9.250%	1/15/19	26,700	25,305
2,5	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	5,800	4,570
2,5	PF Export Receivables Master Trust	3.748%	6/1/13	6,101	5,423
2,5	PF Export Receivables Master Trust	6.436%	6/1/15	11,623	10,089
	Transocean Inc.	5.250%	3/15/13	2,331	2,192
	Valero Energy Corp.	3.500%	4/1/09	11,600	11,533
	Weatherford International Inc.	5.950%	6/15/12	11,150	10,535
	Weatherford International Inc.	5.150%	3/15/13	16,800	15,371
	XTO Energy, Inc.	5.000%	8/1/10	27,850	27,715
	XTO Energy, Inc.	5.900%	8/1/12	28,225	28,231

	Other Industrial (0.0%)
	Duke Univ.	4.200%	4/1/14	7,200	7,313

	Technology (1.9%)
	Agilent Technologies Inc.	6.500%	11/1/17	8,325	6,094
	Cisco Systems Inc.	5.250%	2/22/11	19,975	21,148
	Dell Inc.	4.700%	4/15/13	37,220	36,509
	Dun & Bradstreet Corp.	6.000%	4/1/13	25,100	25,502
	Fiserv, Inc.	6.125%	11/20/12	24,370	23,541
4	Hewlett-Packard Co.	2.056%	6/15/10	23,450	23,204
	International Business Machines Corp.	4.950%	3/22/11	40,650	42,696
	International Business Machines Corp.	4.750%	11/29/12	7,950	8,372
	Intuit Inc.	5.400%	3/15/12	9,375	8,639
	Lexmark International Inc.	5.900%	6/1/13	18,550	15,588
4	Oracle Corp.	2.193%	5/14/10	93,775	92,689
	Oracle Corp.	4.950%	4/15/13	19,513	20,613
	Pitney Bowes, Inc.	5.000%	3/15/15	14,170	13,919
	Xerox Corp.	6.875%	8/15/11	11,395	11,159

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transportation (2.1%)
2	American Airlines, Inc.	3.857%	7/9/10	6,385	5,842
	American Airlines, Inc.	6.817%	5/23/11	7,453	5,515
	American Airlines, Inc.	7.858%	10/1/11	15,885	13,661
	Burlington Northern Santa Fe Corp.	5.900%	7/1/12	14,700	14,875
	Canadian National Railway Co.	4.250%	8/1/09	3,000	2,999
	Canadian National Railway Co.	6.375%	10/15/11	4,500	4,608
	Continental Airlines, Inc.	7.056%	9/15/09	4,173	4,048
2	Continental Airlines, Inc.	6.648%	9/15/17	2,977	2,411
2	Continental Airlines, Inc.	6.900%	1/2/18	2,969	2,420
2	Continental Airlines, Inc.	9.798%	4/1/21	7,919	5,385
	CSX Corp.	4.875%	11/1/09	5,740	5,691
	CSX Corp.	6.750%	3/15/11	16,800	16,926
	Delta Air Lines, Inc.	7.570%	11/18/10	45,690	42,035
2	Delta Air Lines, Inc.	6.821%	8/10/22	10,228	7,057
2	Delta Air Lines, Inc.	8.021%	8/10/22	5,073	2,942
4,5	ERAC USA Finance Co.	1.424%	4/30/09	9,400	9,200
4,5	ERAC USA Finance Co.	2.431%	8/28/09	19,500	18,527
5	ERAC USA Finance Co.	7.950%	12/15/09	12,270	11,830
5	ERAC USA Finance Co.	8.000%	1/15/11	8,400	7,673
	FedEx Corp.	3.500%	4/1/09	32,895	32,966
	FedEx Corp.	5.500%	8/15/09	28,425	28,746
	Greenbrier Co. Inc.	8.375%	5/15/15	9,113	4,921
2,4	JetBlue Airways Corp.	2.371%	12/15/13	15,866	12,368
4	JetBlue Airways Corp.	2.416%	3/15/14	25,765	14,688
4	JetBlue Airways Corp.	2.599%	11/15/16	19,135	10,567
	Norfolk Southern Corp.	8.625%	5/15/10	10,290	10,727
	Norfolk Southern Corp.	6.750%	2/15/11	16,300	16,783
	Norfolk Southern Corp.	5.257%	9/17/14	10,806	10,372
	Ryder System Inc.	6.000%	3/1/13	18,660	16,074
5	Southwest Airlines Co.	10.500%	12/15/11	24,375	25,228
	Union Pacific Corp.	3.625%	6/1/10	19,320	19,081
	Union Pacific Corp.	5.450%	1/31/13	4,680	4,689
2	United Air Lines Inc.	7.186%	4/1/11	8,762	8,280
					4,700,161
Utilities (4.7%)
	Electric (3.2%)
5	AES Panama SA	6.350%	12/21/16	8,500	6,700
4	Alabama Power Co.	2.347%	8/25/09	20,990	20,784
	Alabama Power Co.	4.850%	12/15/12	6,840	7,031
	American Water Capital Corp.	6.085%	10/15/17	29,200	26,174
	Appalachian Power Co.	5.650%	8/15/12	16,870	16,864
	Carolina Power & Light Co.	6.500%	7/15/12	11,832	12,231
	Carolina Power & Light Co.	5.125%	9/15/13	4,650	4,807
	Commonwealth Edison Co.	6.150%	3/15/12	4,000	4,038
	Consumers Energy Co.	4.800%	2/17/09	10,783	10,772
	Consumers Energy Co.	4.400%	8/15/09	9,370	9,298
	Consumers Energy Co.	4.000%	5/15/10	22,567	22,166
2	Dominion Resources, Inc.	6.300%	9/30/66	37,740	20,281
5	EDP Finance BV	5.375%	11/2/12	14,750	14,059
	Entergy Arkansas Inc.	5.400%	8/1/13	9,280	8,781
	FirstEnergy Corp.	6.450%	11/15/11	7,750	7,719
	Florida Power Corp.	4.500%	6/1/10	14,775	14,888
4	FPL Group Capital, Inc.	2.751%	6/17/11	23,250	21,438
5	FPL Group Capital, Inc.	7.590%	7/10/18	18,875	14,907
2	FPL Group Capital, Inc.	6.350%	10/1/66	8,820	6,165
2,5	GWF Energy LLC	6.131%	12/30/11	5,434	5,539
5	Israel Electric Corp. Ltd.	7.250%	1/15/19	5,500	4,928
	MidAmerican Energy Co.	5.650%	7/15/12	32,800	33,927
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	12,700	12,968
	Nevada Power Co.	6.500%	4/15/12	8,150	8,240
	Northeast Utilities	7.250%	4/1/12	16,385	16,175
	Northeast Utilities	5.650%	6/1/13	23,250	21,513
	Northern States Power Co.	4.750%	8/1/10	7,350	7,366
	Northern States Power Co.	8.000%	8/28/12	20,650	22,784

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NStar Electric Co.	4.875%	10/15/12	5,480	5,446
	Ohio Power Co.	5.300%	11/1/10	10,030	10,171
5	Oncor Electric Delivery Co.	5.950%	9/1/13	18,570	17,809
	Pacific Gas & Electric Co.	4.200%	3/1/11	11,950	11,915
	Pacific Gas & Electric Co.	6.250%	12/1/13	4,600	4,922
	PECO Energy Co.	5.950%	11/1/11	8,500	8,745
4	Pepco Holdings, Inc.	2.828%	6/1/10	11,510	10,548
	PPL Capital Funding, Inc.	4.330%	3/1/09	34,242	34,192
2	PPL Capital Funding, Inc.	6.700%	3/30/67	20,650	11,594
	PPL Electric Utilities Corp.	6.250%	8/15/09	19,070	19,168
	Public Service Co. of Colorado	6.875%	7/15/09	22,758	22,862
	Sierra Pacific Power Co.	5.450%	9/1/13	9,280	9,002
4	Southern California Edison Co.	3.292%	2/2/09	7,500	7,500
	Southern California Edison Co.	7.625%	1/15/10	7,150	7,433
	Tampa Electric Co.	6.875%	6/15/12	4,700	4,829
	Tampa Electric Co.	6.375%	8/15/12	7,459	7,556
	Wisconsin Energy Corp.	6.500%	4/1/11	16,850	17,221

	Natural Gas (1.5%)
	AGL Capital Corp.	7.125%	1/14/11	9,900	9,975
2	Enbridge Energy Partners	8.050%	10/1/37	4,615	2,577
	Energy Transfer Partners LP	6.000%	7/1/13	9,350	8,761
	Enterprise Products Operating LP	5.650%	4/1/13	23,970	22,891
	Enterprise Products Operating LP	9.750%	1/31/14	9,750	10,621
2	Enterprise Products Operating LP	8.375%	8/1/66	20,700	12,932
5	Gulf South Pipeline Co.	5.750%	8/15/12	23,400	22,108
	Kinder Morgan Energy Partners LP	6.750%	3/15/11	3,750	3,831
5	NGPL Pipeco LLC	6.514%	12/15/12	23,370	22,561
	ONEOK Partners, LP	8.875%	6/15/10	7,950	8,228
	ONEOK Partners, LP	5.900%	4/1/12	9,370	9,066
	Plains All American Pipeline LP	4.750%	8/15/09	26,800	26,336
4,5	Rockies Express Pipeline LLC	5.100%	8/20/09	61,500	61,500
5	Rockies Express Pipeline LLC	6.250%	7/15/13	9,250	9,317
	Southern Union Co.	6.089%	2/16/10	17,580	16,483
2	Southern Union Co.	7.200%	11/1/66	17,625	7,050
	Teppco Partners, LP	5.900%	4/15/13	36,800	32,828
2	Trans-Canada Pipelines	6.350%	5/15/67	7,500	3,924
					884,445

Total Corporate Bonds (Cost $17,566,107)					15,974,917

Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
4	Bank of Ireland	1.897%	12/18/09	61,800	60,279
	China Development Bank	8.250%	5/15/09	18,790	18,969
5	Export-Import Bank of Korea	4.125%	2/10/09	19,200	19,165
	Export-Import Bank of Korea	5.500%	10/17/12	17,800	16,465
5	Gaz Capital SA	6.212%	11/22/16	14,100	10,434
	Korea Development Bank	5.300%	1/17/13	18,675	16,668
2	Pemex Finance Ltd.	9.690%	8/15/09	6,150	6,185
	Petrobras International Finance	9.125%	7/2/13	5,587	6,258
	Petrobras International Finance	7.750%	9/15/14	1,600	1,744
2,5	Petroleum Export/Cayman	4.623%	6/15/10	9,833	8,756
2,5	Petroleum Export/Cayman	5.265%	6/15/11	13,818	11,610
5	Petronas Capital Ltd.	7.000%	5/22/12	20,700	21,415
2,5	Qatar Petroleum	5.579%	5/30/11	13,057	12,444
2,5	Ras Laffan Liquefied Natural Gas Co. Ltd.	3.437%	9/15/09	7,496	7,460
2,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	14,590	11,367
5	Taqa Abu Dhabi National Energy Co.	5.620%	10/25/12	9,400	8,903
5	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	15,000	12,851
5	Trans Capital Investment	5.670%	3/5/14	25,475	19,101

Total Sovereign Bonds (Cost $294,519)					270,074

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.6%)
Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.113%	10/15/12	47,450	42,157
Louisiana Public Facs. Auth. Systems Rev.	4.500%	2/1/14	63,850	64,757
New York City NY IDA Special Fac. Rev.
(American Airlines Inc. J.F.K International Project)	7.500%	8/1/16	3,400	2,854

Total Taxable Municipal Bonds (Cost $114,561)				109,768

Tax-Exempt Municipal Bonds (0.5%)
California GO CP	9.750%	2/3/09	53,750	53,750
California GO CP	9.750%	2/3/09	37,200	37,200

Total Tax-Exempt Municipal Bonds (Cost $90,950)				90,950

			Shares

Preferred Stocks (0.8%)
Aspen Insurance Holdings	7.401%		262,600	3,742
Bank of America Corp.	5.908%		736,360	5,552
Bank of America Corp.	1.250%		152,000	1,058
Fannie Mae	5.948%		934,000	579
General Electric Capital Corp.	6.450%		300,000	6,768
Goldman Sachs Group, Inc.	6.050%		2,080,000	28,246
7 Lehman Brothers Holdings	7.250%		29,160	21
Santander Financial	6.800%		404,900	6,896
Southern California Edison Co.	5.349%		1,234,390	97,945
SunTrust Banks, Inc.	6.224%		369,500	4,360
Zions Bancorp	6.214%		293,775	2,612

Total Preferred Stocks (Cost $289,882)				157,779

Temporary Cash Investment (2.2%)
8 Vanguard Market Liquidity Fund (Cost $403,482)	0.780%		403,482,217	403,482

Total Investments (99.7%) (Cost $20,463,041)				18,728,506

Other Assets and Liabilities—Net (0.3%)				54,778

Net Assets (100%)				18,783,284

1 Securities with a value of $18,256,000 have been segregated as initial margin for open futures contracts.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

4 Adjustable-rate security.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $2,535,007,000, representing 13.5% of net assets.

6 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

7 Non-income-producing security--security in default.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CP—Commercial Paper.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.0%)

U.S. Government Securities (9.4%)
	U.S. Treasury Note	3.125%	9/30/13	13,000	13,790
	U.S. Treasury Note	2.000%	11/30/13	10,000	10,095
	U.S. Treasury Note	1.500%	12/31/13	148,650	146,490
	U.S. Treasury Note	4.250%	8/15/15	8,000	8,985
	U.S. Treasury Note	4.625%	2/15/17	4,500	5,109
1	U.S. Treasury Note	3.875%	5/15/18	70,360	76,417
	U.S. Treasury Note	4.000%	8/15/18	79,300	87,057
	U.S. Treasury Note	3.750%	11/15/18	405,175	436,386
					784,329
Conventional Mortgage-Backed Securities (0.6%)
2,3	Federal Home Loan Mortgage Corp.	5.000%	8/1/38	22,268	22,644
2,3	Federal Home Loan Mortgage Corp.	6.000%	4/1/17	3,212	3,329
2,3	Federal National Mortgage Assn.	5.000%	7/1/38	22,416	22,801
					48,774
Nonconventional Mortgage-Backed Securities (0.0%)
2,3	Federal Home Loan Mortgage Corp.	5.245%	8/1/32	833	823
2,3	Federal Home Loan Mortgage Corp.	5.276%	9/1/32	333	340
					1,163

Total U.S. Government and Agency Obligations (Cost $831,931)					834,266

Corporate Bonds (83.2%)

Asset-Backed/Commercial Mortgage-Backed Securities (8.3%)
3,4	American Express Credit Account Master Trust	0.363%	12/15/14	15,000	13,168
3,4	American Express Credit Account Master Trust	0.383%	9/15/16	10,000	8,103
5	BA Covered Bond Issuer	5.500%	6/14/12	11,000	10,896
3,4	Banc of America Commercial Mortgage, Inc.	6.158%	2/10/51	20,000	14,590
3	Bank One Issuance Trust	4.370%	4/15/12	10,000	9,406
3	Bear Stearns Commercial Mortgage Securities, Inc.	5.463%	4/12/38	8,200	5,785
3	Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/41	7,904	7,169
3	Bear Stearns Commercial Mortgage Securities, Inc.	5.540%	9/11/41	14,100	9,701
3	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	6,441	6,216
3	Bear Stearns Commercial Mortgage Securities, Inc.	5.574%	6/11/50	13,000	9,997
3	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	11,900	8,938
3	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	7,000	6,511
3,4	Capital One Multi-Asset Execution Trust	0.463%	8/15/14	3,600	3,174
3,4	Capital One Multi-Asset Execution Trust	1.144%	7/15/15	2,750	2,304
3	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	15,400	13,278
3,4	Chase Issuance Trust	0.403%	7/15/14	10,000	9,160
3	Chase Issuance Trust	5.120%	10/15/14	2,415	2,426
3	Chase Issuance Trust	4.650%	3/15/15	49,000	48,183
3	Citibank Credit Card Issuance Trust	5.150%	3/7/11	11,125	11,079
3	Citibank Credit Card Issuance Trust	5.450%	5/10/13	6,386	6,468
3,4	Citibank Credit Card Issuance Trust	0.429%	10/20/14	25,000	22,007
3	Citibank Credit Card Issuance Trust	4.850%	4/22/15	50,000	47,927
3	Citibank Credit Card Issuance Trust	4.850%	3/10/17	10,000	9,238
3,4	Citibank Credit Card Issuance Trust	1.559%	5/22/17	4,400	3,774
3,4	Citibank Credit Card Issuance Trust	1.734%	5/20/20	11,800	9,425
3	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	13,000	10,155
3	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.655%	11/15/44	4,270	3,296
3	Commercial Mortgage Pass-Through Certificates	5.811%	12/10/49	5,600	4,462
3,4	Credit Suisse First Boston Mortgage Securities Corp.	5.104%	8/15/38	2,000	1,708
3	Credit Suisse Mortgage Capital Certificates	5.551%	2/15/39	10,400	7,345
3	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	11,000	8,720
3	Credit Suisse Mortgage Capital Certificates	5.589%	9/15/40	8,800	6,789
3	Discover Card Master Trust	5.650%	12/15/15	15,000	14,012
3,4	Fleet Home Equity Loan Trust	0.609%	1/20/33	1,426	869
3,4	Ford Credit Floorplan Master Owner Trust	0.583%	6/15/13	17,200	10,397
3	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	5,350	5,168
3	GS Mortgage Securities Corp. II	5.506%	4/10/38	15,000	13,283
3	GS Mortgage Securities Corp. II	4.751%	7/10/39	5,300	4,447
3	Honda Auto Receivables Owner Trust	4.470%	1/18/12	2,500	2,517

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Honda Auto Receivables Owner Trust	4.880%	9/18/14	10,000	9,815
3,4	JPMorgan Chase Commercial Mortgage Securities	5.475%	4/15/43	20,045	14,782
3,4	JPMorgan Chase Commercial Mortgage Securities	5.038%	3/15/46	5,999	4,491
3	JPMorgan Chase Commercial Mortgage Securities	5.629%	2/12/51	7,000	5,365
3	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	12,000	7,546
3	JPMorgan Chase Commercial Mortgage Securities	5.827%	2/15/51	13,370	10,477
3	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	15,275	9,544
3	Massachusetts RRB Special Purpose Trust	4.400%	3/15/15	12,000	12,103
3,4	MBNA Credit Card Master Note Trust	0.353%	2/15/12	15,000	14,727
3,4	MBNA Credit Card Master Note Trust	0.393%	6/15/15	31,000	26,134
3	Merrill Lynch Mortgage Trust	5.724%	6/12/50	11,000	8,620
3	Merrill Lynch Mortgage Trust	5.690%	2/12/51	17,000	10,576
3	Morgan Stanley Capital I	5.649%	6/13/42	24,100	18,811
3,4	Morgan Stanley Capital I	5.386%	3/12/44	10,000	7,050
3	Morgan Stanley Capital I	5.623%	12/12/49	4,700	3,609
3,4	Morgan Stanley Dean Witter Credit Card Home Equity Line
	of Credit Trust	0.659%	11/25/15	718	606
3,4	National City Credit Card Master Trust	0.383%	8/15/12	10,000	8,851
3,4	National City Credit Card Master Trust	0.383%	3/17/14	15,000	12,023
3	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	6,800	6,845
[3,4,5] Nordstrom Private Label Credit Card Master Trust		0.393%	5/15/15	28,000	22,547
3	PSE&G Transition Funding LLC	6.610%	6/15/15	15,000	15,903
3,4	Target Credit Card Master Trust	0.449%	10/27/14	15,000	12,924
3,4	TIAA Seasoned Commercial Mortgage Trust	5.805%	8/15/39	4,000	3,099
3	USAA Auto Owner Trust	4.640%	10/15/12	4,225	4,269
3	Volkswagen Auto Loan Enhanced Trust	5.470%	3/20/13	8,000	8,162
3	Wachovia Bank Commercial Mortgage Trust	4.847%	10/15/41	7,308	6,442
3	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	5,000	4,247
3,4	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	24,500	20,735
3	Wachovia Bank Commercial Mortgage Trust	5.569%	5/15/46	8,800	6,800
3	Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/48	10,000	6,631
					695,825
Finance (34.7%)
	Banking (22.8%)
	American Express Bank, FSB	5.500%	4/16/13	7,000	6,627
4	American Express Centurion Bank	0.489%	11/16/09	5,000	4,775
	American Express Centurion Bank	5.200%	11/26/10	8,750	8,463
	American Express Centurion Bank	5.550%	10/17/12	10,400	9,928
	American Express Centurion Bank	6.000%	9/13/17	21,000	18,962
	American Express Co.	4.875%	7/15/13	16,417	15,400
	AmSouth Bank NA	5.200%	4/1/15	10,000	7,401
5	ANZ Capital Trust II	5.360%	12/15/49	10,000	5,847
	Astoria Financial Corp.	5.750%	10/15/12	9,000	7,511
3,5	Banco Mercantil del Norte	6.862%	10/13/21	5,000	2,882
3,5	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	8,550	7,663
5	Banco Santander Peru	5.375%	12/9/14	4,000	3,544
3	Bank of America Capital Trust XIV	5.630%	12/31/49	18,540	7,045
6	Bank of America Corp.	2.100%	4/30/12	40,000	39,731
	Bank of America Corp.	4.875%	1/15/13	16,021	15,330
	Bank of America Corp.	5.250%	12/1/15	15,000	12,796
	Bank of America Corp.	5.300%	3/15/17	14,527	12,982
	Bank of America Corp.	5.420%	3/15/17	52,300	43,550
	Bank of America Corp.	6.000%	9/1/17	5,750	5,454
	Bank of America Corp.	5.650%	5/1/18	10,000	9,065
	Bank of New York Mellon	4.500%	4/1/13	10,000	9,810
	Bank of New York Mellon	4.950%	3/15/15	14,500	13,594
	Bank of New York Mellon	5.500%	12/1/17	5,465	5,264
	Bank One Corp.	4.900%	4/30/15	15,000	13,789
3,5	Barclays Bank PLC	5.926%	12/15/49	15,000	5,700
	BB&T Corp.	6.500%	8/1/11	12,500	12,889
	BB&T Corp.	4.750%	10/1/12	5,000	4,918
	BB&T Corp.	4.900%	6/30/17	15,300	13,603
3	BBVA International Preferred Unipersonal	5.919%	12/31/49	7,000	2,240
	Bear Stearns Co., Inc.	5.700%	11/15/14	10,785	10,534
	Bear Stearns Co., Inc.	5.300%	10/30/15	18,073	17,051

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bear Stearns Co., Inc.	7.250%	2/1/18	31,000	32,928
5	BNP Paribas	4.800%	6/24/15	10,000	8,838
4,5	BTMU Curacao Holdings NV	1.897%	12/19/16	10,790	8,312
	Capital One Financial Corp.	6.150%	9/1/16	25,000	18,515
	Capital One Financial Corp.	6.750%	9/15/17	15,000	13,784
3,5	CBG Florida REIT Corp.	7.114%	2/15/49	17,340	3,728
	Citigroup, Inc.	7.250%	10/1/10	900	873
6	Citigroup, Inc.	2.125%	4/30/12	40,000	39,799
	Citigroup, Inc.	5.625%	8/27/12	20,000	17,981
	Citigroup, Inc.	5.500%	4/11/13	13,550	12,622
	Citigroup, Inc.	5.000%	9/15/14	37,000	29,192
	Citigroup, Inc.	5.300%	1/7/16	10,000	8,782
	Citigroup, Inc.	5.850%	8/2/16	10,000	9,146
	Citigroup, Inc.	5.500%	2/15/17	25,000	19,971
	Citigroup, Inc.	6.125%	11/21/17	13,400	12,330
	Citigroup, Inc.	6.125%	5/15/18	10,000	9,171
3	Citigroup, Inc.	8.400%	4/29/49	22,000	8,470
	Comerica Bank	5.750%	11/21/16	4,000	3,280
5	Commonwealth Bank of Australia	5.000%	11/6/12	15,500	14,616
3,5	Commonwealth Bank of Australia	6.024%	3/15/49	17,050	9,109
	Countrywide Financial Corp.	5.800%	6/7/12	3,415	3,330
3,5	Credit Agricole	6.637%	5/31/49	18,900	7,182
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	10,710	11,012
	Credit Suisse New York	6.000%	2/15/18	76,500	69,806
	Deutsche Bank AG London	4.875%	5/20/13	50,000	49,339
	Deutsche Bank Financial LLC	5.375%	3/2/15	10,000	8,936
4,5	Development Bank of Singapore Ltd.	2.369%	5/16/17	16,500	12,868
	Fifth Third Bancorp.	4.750%	2/1/15	31,825	26,652
	First Tennessee Bank	5.050%	1/15/15	5,000	3,421
	Golden West Financial Corp.	4.750%	10/1/12	22,450	22,081
3	Goldman Sachs Capital II	5.793%	12/29/49	30,000	11,658
4	Goldman Sachs Group, Inc.	1.455%	7/23/09	3,575	3,530
4	Goldman Sachs Group, Inc.	1.766%	6/28/10	8,925	8,138
	Goldman Sachs Group, Inc.	5.625%	1/15/17	29,000	24,864
	Goldman Sachs Group, Inc.	6.250%	9/1/17	10,000	9,277
	Goldman Sachs Group, Inc.	5.950%	1/18/18	27,000	24,366
	Goldman Sachs Group, Inc.	6.150%	4/1/18	10,075	9,202
	Goldman Sachs Group, Inc.	7.500%	2/15/19	5,000	4,883
5	HBOS Treasury Services PLC	6.750%	5/21/18	5,000	4,205
	HSBC Bank USA	4.625%	4/1/14	22,000	21,568
	Hudson United Bank	7.000%	5/15/12	9,200	9,793
5	ICICI Bank Ltd.	5.750%	1/12/12	2,675	2,323
	JPMorgan Chase & Co.	4.500%	1/15/12	5,000	5,046
	JPMorgan Chase & Co.	6.625%	3/15/12	2,800	2,922
	JPMorgan Chase & Co.	5.750%	1/2/13	10,000	10,083
	JPMorgan Chase & Co.	4.750%	5/1/13	17,200	17,127
	JPMorgan Chase & Co.	4.875%	3/15/14	5,000	4,753
	JPMorgan Chase & Co.	6.125%	6/27/17	15,000	14,694
	JPMorgan Chase & Co.	6.000%	10/1/17	23,000	22,675
	JPMorgan Chase & Co.	6.000%	1/15/18	18,000	18,158
3	JPMorgan Chase & Co.	7.900%	12/29/49	5,650	4,153
	KeyBank NA	4.950%	9/15/15	18,000	14,546
	KeyBank NA	5.450%	3/3/16	2,500	2,060
3,5	Lloyds TSB Group PLC	6.267%	11/14/49	6,875	1,707
4,5	Manufacturers & Traders Trust Co.	2.935%	4/1/13	2,750	2,303
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	13,555	12,930
	Marshall & Ilsley Bank	5.250%	9/4/12	4,000	3,623
	Marshall & Ilsley Bank	5.000%	1/17/17	10,000	7,371
	MBNA Corp.	7.500%	3/15/12	6,145	6,386
	Mellon Bank NA	4.750%	12/15/14	5,000	4,768
	Mercantile Bankshares Corp.	4.625%	4/15/13	10,000	9,223
	Merrill Lynch & Co., Inc.	5.450%	2/5/13	5,425	5,192
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	15,000	13,075
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	12,000	9,978
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	27,750	26,584
	Morgan Stanley Dean Witter	4.750%	4/1/14	26,250	21,741

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley Dean Witter	6.000%	4/28/15	3,000	2,735
	Morgan Stanley Dean Witter	5.375%	10/15/15	15,000	13,120
	Morgan Stanley Dean Witter	6.250%	8/28/17	3,825	3,407
	Morgan Stanley Dean Witter	5.950%	12/28/17	38,000	32,990
	Morgan Stanley Dean Witter	6.625%	4/1/18	52,150	47,796
	National Australia Bank	8.600%	5/19/10	5,000	5,238
	National Australia Bank	5.350%	6/12/13	8,200	7,849
	National City Bank	6.250%	3/15/11	8,000	8,030
	National City Bank	5.250%	12/15/16	7,500	7,109
	National City Bank	5.800%	6/7/17	5,012	4,579
	National City Corp.	4.900%	1/15/15	28,435	26,164
	National City Corp.	6.875%	5/15/19	2,500	2,319
	Northern Trust Co.	5.500%	8/15/13	3,000	3,039
5	Northern Trust Co.	5.850%	11/9/17	7,280	7,190
	Northern Trust Co.	6.500%	8/15/18	4,000	4,117
	PNC Bank NA	4.875%	9/21/17	6,100	5,363
	PNC Bank NA	6.000%	12/7/17	4,500	4,195
	PNC Bank NA	6.875%	4/1/18	11,085	10,672
	Regions Financial Corp.	6.375%	5/15/12	8,975	8,499
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	2,000	1,804
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	4,000	3,471
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	1,228	1,063
	Sanwa Bank Ltd.	7.400%	6/15/11	2,825	2,930
5	Scotland International Finance	7.700%	8/15/10	10,000	10,071
	Skandinaviska Enskilda Banken	6.875%	2/15/09	5,000	5,007
5	Societe Generale	5.750%	4/20/16	5,200	4,544
3,5	Societe Generale	5.922%	12/5/49	20,000	8,908
	Southtrust Corp.	5.800%	6/15/14	14,705	14,243
	Sovereign Bancorp, Inc.	4.800%	9/1/10	5,000	4,778
	Sovereign Bancorp, Inc.	8.750%	5/30/18	5,000	4,434
4	Sovereign Bank	4.903%	8/1/13	2,458	1,868
	State Street Capital Trust	5.300%	1/15/16	12,000	11,435
4	SunTrust Banks, Inc.	2.337%	6/2/09	12,175	12,159
4	SunTrust Banks, Inc.	1.735%	4/1/15	6,000	5,151
	SunTrust Banks, Inc.	6.000%	9/11/17	10,000	9,483
	SunTrust Banks, Inc.	5.450%	12/1/17	5,000	4,647
	SunTrust Banks, Inc.	7.250%	3/15/18	13,000	13,135
3,5	Toronto-Dominion Bank	6.378%	10/15/49	13,000	5,380
	UBS AG	5.875%	7/15/16	20,220	18,218
	UBS AG	5.875%	12/20/17	35,000	31,270
	UBS AG	5.750%	4/25/18	16,000	14,087
4,5	Unicredit Luxembourg Finance	1.600%	1/13/17	14,925	14,068
	Union Planters Corp.	7.750%	3/1/11	10,000	9,838
	UnionBanCal Corp.	5.250%	12/16/13	3,000	2,574
5	United Overseas Bank Ltd.	4.500%	7/2/13	7,000	6,510
	US Bank NA	6.300%	2/4/14	5,000	5,325
	US Bank NA	4.950%	10/30/14	19,750	19,727
3	USB Capital IX	6.189%	4/15/49	12,525	5,198
3,5	USB Realty Corp.	6.091%	12/15/49	3,450	1,432
	Wachovia Bank NA	4.800%	11/1/14	13,400	12,376
	Wachovia Bank NA	4.875%	2/1/15	1,600	1,444
	Wachovia Bank NA	6.000%	11/15/17	22,000	21,642
	Wachovia Corp.	5.625%	10/15/16	35,000	32,126
	Wachovia Corp.	5.750%	2/1/18	14,000	13,786
7	Washington Mutual Bank	5.500%	1/15/13	6,147	—
7	Washington Mutual Bank	5.650%	8/15/14	7,500	—
7	Washington Mutual Bank	5.125%	1/15/15	9,000	—
	Washington Mutual Finance Corp.	6.875%	5/15/11	10,000	9,695
	Wells Fargo & Co.	5.125%	9/1/12	5,500	5,469
	Wells Fargo & Co.	4.375%	1/31/13	10,000	9,860
	Wells Fargo & Co.	4.950%	10/16/13	4,500	4,393
	Wells Fargo & Co.	4.625%	4/15/14	10,000	9,534
	Wells Fargo & Co.	5.125%	9/15/16	5,000	4,594
	Wells Fargo & Co.	5.625%	12/11/17	29,000	28,508
	Wells Fargo Bank NA	4.750%	2/9/15	6,375	5,874
	Wells Fargo Bank NA	5.750%	5/16/16	17,500	17,251

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Western Financial Bank	9.625%	5/15/12	1,640	1,624
3,5	Westpac Capital Trust III	5.819%	12/30/49	14,300	6,564
	Wilmington Trust Corp.	4.875%	4/15/13	18,305	17,634
	Zions Bancorp.	6.000%	9/15/15	11,000	8,075
	Zions Bancorp.	5.500%	11/16/15	8,000	5,654

	Brokerage (0.3%)
	BlackRock, Inc.	6.250%	9/15/17	10,000	9,777
	Jefferies Group Inc.	5.875%	6/8/14	7,500	6,030
	Lazard Group	6.850%	6/15/17	5,000	3,435
7	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	12,755	1,658
7	Lehman Brothers Holdings, Inc.	6.200%	9/26/14	22,500	2,925
7	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	20,000	2
7	Lehman Brothers Holdings, Inc.	6.875%	5/2/18	5,000	650

	Finance Companies (3.3%)
	American General Finance Corp.	4.875%	5/15/10	1,000	650
	American General Finance Corp.	5.625%	8/17/11	15,500	8,215
	American General Finance Corp.	4.875%	7/15/12	12,000	5,760
	American General Finance Corp.	5.850%	6/1/13	25,000	11,250
	American General Finance Corp.	6.900%	12/15/17	7,000	3,080
4	CIT Group, Inc.	2.425%	2/13/12	2,750	2,035
	CIT Group, Inc.	5.000%	2/1/15	12,000	7,935
	CIT Group, Inc.	5.400%	1/30/16	11,000	7,480
	CIT Group, Inc.	5.650%	2/13/17	1,500	982
	General Electric Capital Corp.	4.375%	3/3/12	3,875	3,833
	General Electric Capital Corp.	5.625%	9/15/17	36,525	33,687
	General Electric Capital Corp.	5.625%	5/1/18	100,000	92,268
3	General Electric Capital Corp.	6.375%	11/15/67	14,450	9,765
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	27,500	14,827
4	HSBC Finance Corp.	2.346%	9/14/12	8,000	6,797
	HSBC Finance Corp.	5.500%	1/19/16	7,675	6,993
	International Lease Finance Corp.	4.950%	2/1/11	6,300	4,993
	International Lease Finance Corp.	5.450%	3/24/11	800	640
	International Lease Finance Corp.	5.750%	6/15/11	3,900	3,022
	International Lease Finance Corp.	6.375%	3/25/13	9,375	6,891
	International Lease Finance Corp.	5.875%	5/1/13	10,000	7,250
	International Lease Finance Corp.	5.650%	6/1/14	10,000	7,000
	iStar Financial Inc.	5.950%	10/15/13	10,000	3,900
	SLM Corp.	5.050%	11/14/14	7,500	5,826
	SLM Corp.	8.450%	6/15/18	10,000	8,591
5	USAA Capital Corp.	4.996%	12/12/11	15,000	15,318

	Insurance (6.4%)
	ACE INA Holdings, Inc.	5.875%	6/15/14	31,839	31,169
	ACE INA Holdings, Inc.	5.600%	5/15/15	8,090	7,583
	ACE INA Holdings, Inc.	5.700%	2/15/17	3,000	2,791
	ACE INA Holdings, Inc.	5.800%	3/15/18	3,000	2,790
	Aetna, Inc.	6.000%	6/15/16	5,900	5,503
	Aetna, Inc.	6.500%	9/15/18	12,818	12,166
3,5	AGFC Capital Trust I	6.000%	1/15/67	8,000	1,440
	Allied World Assurance	7.500%	8/1/16	5,000	3,667
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	3,000	3,123
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	19,100	19,441
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	17,100	17,416
	Chubb Corp.	5.200%	4/1/13	10,820	10,835
	Chubb Corp.	5.750%	5/15/18	21,898	21,145
3	Chubb Corp.	6.375%	3/29/67	8,000	5,484
	CIGNA Corp.	7.000%	1/15/11	10,000	9,944
	CIGNA Corp.	6.350%	3/15/18	7,000	6,224
	Coventry Health Care Inc.	5.875%	1/15/12	625	477
	Coventry Health Care Inc.	5.950%	3/15/17	4,000	2,355
3	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	1,740	692
	Genworth Financial, Inc.	5.750%	5/15/13	5,250	3,755
3	Genworth Financial, Inc.	6.150%	11/15/66	8,000	1,440
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	10,000	8,822

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Humana Inc.	7.200%	6/15/18	10,000	8,823
	Humana Inc.	6.300%	8/1/18	11,000	9,014
3	ING Capital Funding Trust III	5.775%	12/8/49	3,120	1,176
3,5	Liberty Mutual Group	7.000%	3/15/37	2,225	949
	Lincoln National Corp.	6.200%	12/15/11	7,000	6,672
3	Lincoln National Corp.	6.050%	4/20/67	5,940	2,614
	Marsh & McLennan Cos., Inc.	5.375%	7/15/14	5,325	4,799
4,5	MassMutual Global Funding II	2.352%	12/6/13	35,000	32,115
4,5	Merna Reinsurance Ltd.	3.209%	7/7/10	5,450	4,960
5	MetLife Global Funding I	5.125%	4/10/13	56,885	54,434
	MetLife, Inc.	5.375%	12/15/12	10,000	9,987
4,5	Monumental Global Funding III	1.329%	1/25/13	10,000	7,975
	Nationwide Financial Services	5.900%	7/1/12	5,000	4,648
5	New York Life Global Funding	5.250%	10/16/12	5,000	4,958
5	New York Life Global Funding	5.375%	9/15/13	12,000	11,790
3,5	Oil Insurance Ltd.	7.558%	6/30/49	10,600	4,074
5	Pacific Life Global Funding	5.150%	4/15/13	20,950	20,439
3	PartnerRe Finance II	6.440%	12/1/66	15,000	6,279
5	Principal Life Global	4.400%	10/1/10	10,000	9,866
3	Progressive Corp.	6.700%	6/15/37	2,200	1,195
	Protective Life Secured Trust	4.000%	4/1/11	5,000	4,661
	Prudential Financial, Inc.	5.100%	9/20/14	15,000	13,001
	Prudential Financial, Inc.	4.750%	6/13/15	7,000	5,823
	Travelers Cos. Inc.	5.800%	5/15/18	4,500	4,407
3	Travelers Cos. Inc.	6.250%	3/15/37	4,750	3,145
	Travelers Cos., Inc.	5.500%	12/1/15	4,000	3,891
	Travelers Property Casualty Corp.	5.000%	3/15/13	5,000	4,898
	UnitedHealth Group, Inc.	4.875%	2/15/13	5,000	4,837
	UnitedHealth Group, Inc.	4.875%	4/1/13	2,000	1,933
	UnitedHealth Group, Inc.	5.000%	8/15/14	12,000	11,205
	UnitedHealth Group, Inc.	4.875%	3/15/15	7,585	6,974
	UnitedHealth Group, Inc.	6.000%	6/15/17	19,335	18,192
	UnitedHealth Group, Inc.	6.000%	11/15/17	17,700	16,560
	UnitedHealth Group, Inc.	6.000%	2/15/18	6,000	5,702
	WellPoint Inc.	6.375%	1/15/12	12,500	12,604
	WellPoint Inc.	6.800%	8/1/12	5,000	5,115
	WellPoint Inc.	5.250%	1/15/16	20,000	18,417
	WellPoint Inc.	5.875%	6/15/17	7,125	6,734
5	Xlliac Global Funding	4.800%	8/10/10	3,300	2,458
3,5	ZFS Finance USA Trust I	5.875%	5/9/32	4,400	1,628

	Other Finance (0.2%)
5	Targeted Return Index Securities Trust	0.000%	1/15/12	13,300	13,811

	Real Estate Investment Trusts (1.7%)
	AvalonBay Communities, Inc.	5.750%	9/15/16	13,550	10,938
	Boston Properties, Inc.	6.250%	1/15/13	6,680	5,760
	Camden Property Trust	5.000%	6/15/15	10,000	7,034
	Colonial Realty LP	5.500%	10/1/15	3,000	1,750
	CPG Partners LP	8.250%	2/1/11	5,000	4,468
	Developers Diversified Realty Corp.	5.250%	4/15/11	7,500	4,759
	Equity One Inc.	6.250%	1/15/17	5,000	3,340
	ERP Operating LP	5.125%	3/15/16	11,000	8,749
	HCP Inc.	6.700%	1/30/18	5,000	3,369
	Health Care Property Investors, Inc.	6.000%	1/30/17	5,000	3,322
	Health Care REIT, Inc.	8.000%	9/12/12	5,000	4,264
	Health Care REIT, Inc.	5.875%	5/15/15	5,725	4,088
	Hospitality Properties	6.300%	6/15/16	5,000	3,068
	HRPT Properties Trust	5.750%	2/15/14	6,061	3,801
	HRPT Properties Trust	6.400%	2/15/15	9,500	5,762
	Kimco Realty Corp.	5.783%	3/15/16	10,000	7,216
	Liberty Property LP	5.125%	3/2/15	5,000	3,556
	National Retail Properties	6.875%	10/15/17	7,000	4,601
	ProLogis	5.625%	11/15/15	5,000	2,650
	ProLogis	5.625%	11/15/16	5,500	2,874
	ProLogis	6.625%	5/15/18	5,000	2,650

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Regency Centers LP	4.950%	4/15/14	5,000	3,674
	Simon Property Group Inc.	4.875%	3/18/10	10,000	9,685
	Simon Property Group Inc.	4.875%	8/15/10	3,750	3,584
	Simon Property Group Inc.	5.250%	12/1/16	5,000	3,711
	Simon Property Group Inc.	6.125%	5/30/18	20,000	15,076
5	Westfield Capital Corp.	4.375%	11/15/10	5,270	4,351
					2,891,189
Industrial (32.8%)
	Basic Industry (1.4%)
5	ABX Financing Co.	5.750%	10/15/16	7,000	6,258
	Air Products & Chemicals Inc.	4.150%	2/1/13	3,700	3,580
	Alcoa, Inc.	5.550%	2/1/17	5,000	3,457
	Alcoa, Inc.	5.870%	2/23/22	1,100	696
	Arcelormittal	6.500%	4/15/14	2,200	1,810
	ArcelorMittal	6.125%	6/1/18	8,000	6,264
	Barrick North America Finance LLC	6.800%	9/15/18	5,500	5,195
	BHP Billiton Finance Ltd.	5.400%	3/29/17	12,735	11,571
	E.I. du Pont de Nemours & Co.	6.000%	7/15/18	26,130	27,037
5	GTL Trade Finance Inc.	7.250%	10/20/17	3,000	2,631
	International Paper Co.	7.950%	6/15/18	2,200	1,772
	Lubrizol Corp.	8.875%	2/1/19	4,000	4,142
	Monsanto Co.	5.125%	4/15/18	2,600	2,587
	PPG Industries, Inc.	6.650%	3/15/18	5,000	4,757
	Praxair, Inc.	5.250%	11/15/14	5,000	5,402
	Praxair, Inc.	4.625%	3/30/15	10,550	10,935
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,000	7,556
	Rohm & Haas Co.	6.000%	9/15/17	6,000	5,018
	Weyerhaeuser Co.	6.750%	3/15/12	7,461	7,170

	Capital Goods (4.1%)
	Allied Waste North America Inc.	6.125%	2/15/14	6,381	6,126
	Allied Waste North America Inc.	6.875%	6/1/17	7,675	7,330
	Avery Dennison Corp.	4.875%	1/15/13	6,800	6,296
3,5	BAE Systems Asset Trust	7.156%	12/15/11	4,576	4,704
5	BAE Systems Holdings Inc.	5.200%	8/15/15	10,000	9,147
	Black & Decker Corp.	7.125%	6/1/11	8,550	8,753
	Boeing Co.	5.125%	2/15/13	8,000	8,164
3,5	C8 Capital SPV Ltd.	6.640%	12/15/49	3,925	1,747
	Caterpillar Financial Services Corp.	4.250%	2/8/13	8,900	8,710
	Caterpillar Financial Services Corp.	4.600%	1/15/14	3,000	2,890
	Caterpillar Financial Services Corp.	5.500%	3/15/16	2,000	1,947
	Caterpillar Financial Services Corp.	5.850%	9/1/17	2,000	1,961
	Caterpillar Financial Services Corp.	5.450%	4/15/18	7,500	7,043
	Caterpillar, Inc.	7.900%	12/15/18	20,000	22,364
	Cooper Industries, Inc.	5.450%	4/1/15	6,000	5,721
	Crane Co.	5.500%	9/15/13	5,000	4,782
	CRH America Inc.	6.000%	9/30/16	7,000	4,617
	CRH America Inc.	8.125%	7/15/18	10,000	7,175
	Embraer Overseas Ltd.	6.375%	1/24/17	4,000	3,120
	Emerson Electric Co.	5.250%	10/15/18	5,000	5,086
	Emerson Electric Co.	4.875%	10/15/19	9,000	8,892
	General Dynamics Corp.	4.250%	5/15/13	16,350	16,695
	General Electric Co.	5.250%	12/6/17	30,000	28,924
	Honeywell International, Inc.	5.300%	3/1/18	9,000	9,114
	Ingersoll-Rand GL Holding Company	6.875%	8/15/18	5,000	4,718
	John Deere Capital Corp	4.500%	4/3/13	2,470	2,495
	John Deere Capital Corp.	7.000%	3/15/12	13,440	14,584
	John Deere Capital Corp.	5.100%	1/15/13	2,000	2,066
	John Deere Capital Corp.	5.500%	4/13/17	3,000	2,930
	John Deere Capital Corp.	5.350%	4/3/18	4,000	3,840
	John Deere Capital Corp.	5.750%	9/10/18	7,000	6,867
	L-3 Communications Corp.	7.625%	6/15/12	675	672
	L-3 Communications Corp.	6.125%	7/15/13	450	423
	L-3 Communications Corp.	5.875%	1/15/15	1,400	1,281
	Lafarge SA	6.500%	7/15/16	5,000	3,396

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lockheed Martin Corp.	4.121%	3/14/13	10,000	10,238
	Lockheed Martin Corp.	7.650%	5/1/16	5,000	5,701
	Masco Corp.	5.875%	7/15/12	10,560	8,560
3,5	Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/09	575	581
	Parker-Hannifin Corp	4.875%	2/15/13	6,100	6,129
	Raytheon Co.	6.750%	3/15/18	2,805	3,087
	Raytheon Co.	6.400%	12/15/18	5,725	6,184
	Rockwell Automation	5.650%	12/1/17	5,000	4,968
	Textron Financial Corp.	4.600%	5/3/10	8,000	6,605
	Thermo Electron Corp.	5.000%	6/1/15	4,700	4,329
	Tyco International Group SA	6.375%	10/15/11	10,000	9,941
	Tyco International Group SA	6.000%	11/15/13	11,000	10,216
	Tyco International Group SA	8.500%	1/15/19	4,000	4,247
	United Technologies Corp.	5.375%	12/15/17	12,000	12,282
	United Technologies Corp.	6.125%	2/1/19	7,000	7,617
	Vulcan Materials Co.	6.300%	6/15/13	2,175	1,967
	Waste Management, Inc.	7.375%	8/1/10	4,870	5,010

	Communication (6.4%)
	America Movil SA de C.V.	5.500%	3/1/14	4,000	3,760
	America Movil SA de C.V.	5.625%	11/15/17	9,534	8,640
	AT&T Inc.	4.950%	1/15/13	4,380	4,465
	AT&T Inc.	6.700%	11/15/13	8,000	8,603
	AT&T Inc.	5.100%	9/15/14	10,000	10,239
	AT&T Inc.	5.625%	6/15/16	13,000	13,103
	AT&T Inc.	5.500%	2/1/18	20,000	19,871
	AT&T Inc.	5.600%	5/15/18	15,000	15,007
	AT&T Inc.	5.800%	2/15/19	15,000	15,009
	British Sky Broadcasting Corp.	6.875%	2/23/09	10,000	9,993
	British Sky Broadcasting Corp.	8.200%	7/15/09	4,125	4,172
5	British Sky Broadcasting Corp.	6.100%	2/15/18	5,000	4,228
	British Sky Broadcasting Corp.	9.500%	11/15/18	4,000	4,034
	British Telecommunications PLC	8.625%	12/15/10	5,450	5,759
	Comcast Cable Communications, Inc.	8.875%	5/1/17	3,400	3,656
	Comcast Corp.	5.500%	3/15/11	7,000	7,125
	Comcast Corp.	5.900%	3/15/16	15,000	14,792
	Comcast Corp.	4.950%	6/15/16	15,000	13,885
	Comcast Corp.	6.500%	1/15/17	5,000	5,086
	Cox Communications, Inc.	6.750%	3/15/11	10,000	9,970
	Cox Communications, Inc.	4.625%	6/1/13	4,000	3,645
5	Cox Enterprises, Inc.	7.875%	9/15/10	5,000	4,997
	Deutsche Telekom International Finance	8.500%	6/15/10	16,000	16,908
	Deutsche Telekom International Finance	6.750%	8/20/18	6,000	6,476
	Embarq Corp.	7.082%	6/1/16	10,000	8,930
	France Telecom	7.750%	3/1/11	25,000	26,847
	News America Inc.	4.750%	3/15/10	9,800	9,552
	Reed Elsevier Capital	8.625%	1/15/19	8,000	8,043
	Rogers Cable Inc.	6.750%	3/15/15	6,000	6,060
	Rogers Communications Inc.	6.800%	8/15/18	12,000	12,390
	Telecom Italia Capital	5.250%	11/15/13	10,000	8,975
	Telecom Italia Capital	5.250%	10/1/15	5,000	4,228
	Telecom Italia Capital	6.999%	6/4/18	2,000	1,804
	Telefonica Emisiones SAU	5.984%	6/20/11	5,000	5,176
	Telefonica Emisiones SAU	6.421%	6/20/16	7,000	7,429
	Telefonica Emisiones SAU	6.221%	7/3/17	5,662	5,999
	Telefonos de Mexico SA	5.500%	1/27/15	10,000	9,500
	Time Warner Cable Inc.	6.750%	7/1/18	20,000	19,534
	Time Warner Cable Inc.	8.750%	2/14/19	3,000	3,319
	Verizon Communications Corp.	5.550%	2/15/16	10,000	9,890
	Verizon Communications Corp.	5.500%	4/1/17	2,270	2,227
	Verizon Communications Corp.	5.500%	2/15/18	12,000	11,797
	Verizon Communications Corp.	6.100%	4/15/18	5,000	5,090
	Verizon Communications Corp.	8.750%	11/1/18	25,600	29,822
	Verizon Global Funding Corp.	6.875%	6/15/12	16,000	17,064
	Verizon Global Funding Corp.	7.375%	9/1/12	20,000	21,597
5	Verizon Wireless Capital	5.550%	2/1/14	9,000	8,971

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Verizon Wireless Capital	8.500%	11/15/18	25,000	28,299
5	Vivendi	5.750%	4/4/13	5,450	4,979
	Vodafone Group PLC	5.000%	9/15/15	11,850	11,062
	Vodafone Group PLC	5.625%	2/27/17	34,000	33,316
	Washington Post Co.	7.250%	2/1/19	2,500	2,586

	Consumer Cyclical (3.7%)
	Autozone, Inc.	6.500%	1/15/14	5,425	5,300
	Best Buy Co.	6.750%	7/15/13	4,400	4,110
	Centex Corp.	7.875%	2/1/11	4,160	3,848
3,5	CVS Caremark Corp.	6.117%	1/10/13	6,338	6,410
	CVS Corp.	6.125%	8/15/16	7,146	7,475
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	600	600
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	3,300	3,187
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	30,000	28,821
	DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	6,736	6,574
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	10,000	9,537
	Darden Restaurants Inc.	6.200%	10/15/17	5,000	4,031
	Federated Retail Holding	5.900%	12/1/16	5,000	3,272
	Gamestop Corp.	8.000%	10/1/12	2,475	2,444
5	Harley-Davidson Funding Corp.	5.250%	12/15/12	3,300	2,532
5	Harley-Davidson Inc.	5.000%	12/15/10	2,600	2,286
	Harrah’s Entertainment Inc.	7.875%	3/15/10	1,575	898
	Home Depot Inc.	5.400%	3/1/16	12,875	11,725
	International Speedway Corp.	4.200%	4/15/09	3,815	3,785
	International Speedway Corp.	5.400%	4/15/14	7,000	6,083
	J.C. Penney Co., Inc.	7.950%	4/1/17	5,000	4,003
	Johnson Controls, Inc.	5.250%	1/15/11	3,000	2,746
	K. Hovnanian Enterprises	6.250%	1/15/16	4,260	1,172
	KB Home	6.375%	8/15/11	2,250	1,924
	KB Home	7.250%	6/15/18	600	432
	Kohl’s Corp.	6.250%	12/15/17	7,000	6,035
	Lowe’s Cos., Inc.	5.600%	9/15/12	5,450	5,640
	Lowe’s Cos., Inc.	5.000%	10/15/15	7,000	7,042
	McDonald’s Corp.	5.800%	10/15/17	5,000	5,504
	McDonald’s Corp.	5.350%	3/1/18	20,000	21,190
	MDC Holdings Inc.	7.000%	12/1/12	1,615	1,427
	MGM Mirage, Inc.	8.500%	9/15/10	1,400	1,127
	MGM Mirage, Inc.	6.750%	4/1/13	1,075	645
	MGM Mirage, Inc.	5.875%	2/27/14	1,000	565
5	Nissan Motor Acceptance Corp.	4.625%	3/8/10	11,570	11,445
5	Nissan Motor Acceptance Corp.	5.625%	3/14/11	10,500	10,311
	Pulte Homes, Inc.	5.200%	2/15/15	5,000	3,900
	Royal Caribbean Cruises	7.000%	6/15/13	3,250	2,145
	Royal Caribbean Cruises	6.875%	12/1/13	680	428
	Ryland Group, Inc.	5.375%	1/15/15	10,000	6,798
	Staples Inc.	9.750%	1/15/14	5,000	5,313
	Target Corp.	6.000%	1/15/18	2,600	2,593
	Tenneco Automotive Inc.	8.625%	11/15/14	1,100	341
	The Walt Disney Co.	4.500%	12/15/13	10,800	11,136
	The Walt Disney Co.	5.625%	9/15/16	10,000	10,396
	The Walt Disney Co.	6.000%	7/17/17	3,000	3,196
	Time Warner, Inc.	6.875%	6/15/18	5,000	4,997
	Toll Corp.	8.250%	2/1/11	695	679
	Viacom Inc.	6.125%	10/5/17	5,000	4,162
	Wal-Mart Stores, Inc.	5.375%	4/5/17	7,000	7,345
	Wal-Mart Stores, Inc.	5.800%	2/15/18	10,137	10,917
	Walgreen Co.	5.250%	1/15/19	12,500	12,555
	Western Union Co.	5.400%	11/17/11	14,000	13,948
	Yum! Brands, Inc.	7.700%	7/1/12	7,000	7,190
	Yum! Brands, Inc.	6.250%	3/15/18	3,000	2,657

	Consumer Noncyclical (10.1%)
	Abbott Laboratories	5.600%	11/30/17	16,000	17,181
	Allergan Inc.	5.750%	4/1/16	10,000	9,673
	Altria Group, Inc.	9.700%	11/10/18	15,000	16,412

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AmerisourceBergen Corp.	5.625%	9/15/12	2,800	2,695
AmerisourceBergen Corp.	5.875%	9/15/15	3,000	2,739
Amgen Inc.	4.850%	11/18/14	15,000	15,208
Amgen Inc.	5.850%	6/1/17	10,000	10,487
Amgen Inc.	6.150%	6/1/18	5,000	5,338
Amgen Inc.	5.700%	2/1/19	10,000	10,367
Anheuser-Busch Cos., Inc.	5.500%	1/15/18	5,000	4,409
5 Anheuser-Busch Cos., Inc.	7.750%	1/15/19	18,000	18,599
Archer-Daniels-Midland Co.	5.870%	11/15/10	10,000	10,205
AstraZeneca PLC	5.400%	6/1/14	5,025	5,322
AstraZeneca PLC	5.900%	9/15/17	19,060	20,507
Baxter Finco, BV	4.750%	10/15/10	16,860	16,829
Baxter International, Inc.	5.375%	6/1/18	5,000	5,130
Becton, Dickinson & Co.	4.550%	4/15/13	8,000	8,033
Biogen Idec Inc.	6.875%	3/1/18	27,000	27,549
Boston Scientific	5.125%	1/12/17	6,000	4,935
Bottling Group LLC	6.950%	3/15/14	6,064	6,896
Bottling Group LLC	5.500%	4/1/16	7,000	7,284
Bottling Group LLC	5.125%	1/15/19	9,000	9,106
Bristol-Myers Squibb Co.	5.450%	5/1/18	8,000	8,250
5 British American Tobacco International Finance PLC	9.500%	11/15/18	11,000	12,469
Bunge Ltd. Finance Corp.	5.875%	5/15/13	2,000	1,699
Campbell Soup Co.	4.875%	10/1/13	10,000	10,235
Campbell Soup Co.	4.500%	2/15/19	3,000	2,900
5 Cargill Inc.	4.375%	6/1/13	8,600	7,796
Clorox Co.	5.000%	3/1/13	6,025	6,055
Clorox Co.	5.000%	1/15/15	7,000	6,834
Coca Cola Bottling Co.	5.000%	11/15/12	7,000	6,677
Coca-Cola Co.	5.350%	11/15/17	10,000	10,631
Coca-Cola Enterprises Inc.	7.375%	3/3/14	13,500	15,304
ConAgra Foods, Inc.	6.750%	9/15/11	2,950	3,052
ConAgra Foods, Inc.	5.819%	6/15/17	4,687	4,405
5 Cosan Finance Ltd.	7.000%	2/1/17	1,340	938
Covidien International	6.000%	10/15/17	14,306	14,169
Delhaize America Inc.	5.875%	2/1/14	875	885
Diageo Capital PLC	5.750%	10/23/17	18,000	18,217
Diageo Finance BV	5.500%	4/1/13	3,307	3,382
Diageo Finance BV	5.300%	10/28/15	5,000	5,081
Eli Lilly & Co.	5.200%	3/15/17	6,000	6,070
Estee Lauder Cos. Inc.	6.000%	1/15/12	6,800	6,926
5 Fosters Finance Corp.	4.875%	10/1/14	4,000	3,441
Genentech Inc.	4.750%	7/15/15	10,150	9,972
General Mills, Inc.	6.000%	2/15/12	6,429	6,753
General Mills, Inc.	5.200%	3/17/15	16,000	15,980
General Mills, Inc.	5.700%	2/15/17	3,000	3,073
General Mills, Inc.	5.650%	2/15/19	5,000	5,087
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	33,400	35,782
H.J. Heinz Co.	5.350%	7/15/13	2,175	2,208
Hasbro Inc.	6.300%	9/15/17	5,000	4,602
5 Health Care Services Corp.	7.750%	6/15/11	20,000	20,983
Hershey Foods Corp.	4.850%	8/15/15	5,000	4,752
Hormel Foods Corp.	6.625%	6/1/11	16,085	16,583
Johnson & Johnson	5.550%	8/15/17	7,500	8,406
Kellogg Co.	6.600%	4/1/11	13,500	14,583
Kimberly-Clark Corp.	4.875%	8/15/15	6,000	5,945
Kimberly-Clark Corp.	6.125%	8/1/17	3,000	3,201
Kimberly-Clark Corp.	7.500%	11/1/18	9,000	10,571
Kraft Foods, Inc.	6.000%	2/11/13	5,000	5,312
Kraft Foods, Inc.	6.125%	2/1/18	5,000	5,080
Kroger Co.	6.200%	6/15/12	9,300	9,775
Kroger Co.	6.400%	8/15/17	5,000	5,085
Kroger Co.	6.800%	12/15/18	7,000	7,232
Land O’Lakes Inc.	9.000%	12/15/10	410	413
Medco Health Solutions	7.125%	3/15/18	5,000	4,785
Medtronic Inc.	4.750%	9/15/15	20,000	19,239
Merck & Co.	4.750%	3/1/15	11,000	11,356

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nabisco Inc.	7.550%	6/15/15	15,000	16,511
	PepsiAmericas Inc.	4.500%	3/15/13	6,000	5,935
	Pepsico, Inc.	5.000%	6/1/18	14,500	15,224
	Pepsico, Inc.	7.900%	11/1/18	4,000	4,871
	Philip Morris International Inc	5.650%	5/16/18	33,230	33,246
	Philip Morris International Inc.	6.875%	3/17/14	10,000	10,983
	Philips Electronics NV	5.750%	3/11/18	5,000	4,699
	Procter & Gamble Co.	4.600%	1/15/14	24,000	25,533
	Reynolds American Inc.	7.625%	6/1/16	875	781
5	SABMiller PLC	6.200%	7/1/11	13,000	12,967
	Safeway, Inc.	4.950%	8/16/10	5,495	5,560
	Safeway, Inc.	6.250%	3/15/14	8,375	8,923
	Safeway, Inc.	6.350%	8/15/17	3,000	3,011
	Schering-Plough Corp.	6.000%	9/15/17	5,000	5,036
	Smithfield Foods, Inc.	7.750%	7/1/17	1,800	1,215
	Sysco Corp.	5.250%	2/12/18	12,000	11,930
5	Tesco PLC	5.500%	11/15/17	7,000	6,607
	Wyeth	5.500%	3/15/13	5,000	5,283
	Wyeth	5.500%	2/1/14	12,700	13,471
	Wyeth	5.500%	2/15/16	10,000	10,388
	Wyeth	5.450%	4/1/17	10,000	10,405

	Energy (2.5%)
	Apache Corp.	6.250%	4/15/12	4,325	4,507
	Apache Corp.	5.625%	1/15/17	4,000	4,039
	Baker Hughes, Inc.	7.500%	11/15/18	16,845	18,595
	BJ Services Co.	6.000%	6/1/18	16,000	14,687
	Canadian Natural Resources	5.700%	5/15/17	9,000	7,767
	Canadian Natural Resources	5.900%	2/1/18	6,000	5,171
	ConocoPhillips	5.750%	2/1/19	13,000	12,978
	ConocoPhillips Canada	5.625%	10/15/16	15,000	15,454
	Devon Energy Corp.	6.300%	1/15/19	5,000	5,073
	Devon Financing Corp.	6.875%	9/30/11	2,625	2,768
	Encana Corp.	5.900%	12/1/17	5,570	4,810
	EOG Resources Inc.	5.875%	9/15/17	3,000	3,000
5	GS-Caltex Oil Corp.	5.500%	10/15/15	6,000	4,059
5	LG Caltex Oil Corp.	5.500%	8/25/14	4,000	2,966
	Marathon Oil Corp.	5.900%	3/15/18	15,000	13,396
	Nabors Industries Inc.	6.150%	2/15/18	3,000	2,424
5	Nabors Industries Inc.	9.250%	1/15/19	10,900	10,331
	Nexen, Inc.	5.650%	5/15/17	3,000	2,539
	Noble Corp.	5.875%	6/1/13	3,000	2,860
	Petro-Canada Financial Partnership	6.050%	5/15/18	11,000	9,075
3,5	Petroleum Co. of Trinidad & Tobago	6.000%	5/8/22	8,800	6,934
3,5	PF Export Receivables Master Trust	3.748%	6/1/13	1,759	1,564
3,5	PF Export Receivables Master Trust	6.436%	6/1/15	3,388	2,941
	Suncor Energy, Inc.	6.100%	6/1/18	5,000	4,323
	Transocean Inc.	6.000%	3/15/18	8,000	7,626
	Valero Energy Corp.	6.125%	6/15/17	10,000	8,904
	Weatherford International Inc.	6.350%	6/15/17	3,000	2,612
	Weatherford International Inc.	6.000%	3/15/18	10,000	8,031
	Weatherford International Inc.	9.625%	3/1/19	5,000	5,154
	XTO Energy, Inc.	6.250%	4/15/13	5,000	5,084
	XTO Energy, Inc.	6.250%	8/1/17	5,000	4,859

	Other Industrial (0.2%)
	Cintas Corp.	6.000%	6/1/12	5,000	4,971
	Duke Univ.	5.150%	4/1/19	3,000	3,066
5	Noble Group Ltd.	8.500%	5/30/13	2,500	1,909
	Princeton Univ.	4.950%	3/1/19	5,500	5,334

	Technology (3.2%)
	Agilent Technologies Inc.	6.500%	11/1/17	5,950	4,356
	Cisco Systems Inc.	5.500%	2/22/16	34,011	36,421
	Dell Inc.	5.650%	4/15/18	8,000	7,709

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dun & Bradstreet Corp.	6.000%	4/1/13	9,700	9,856
	Electronic Data Systems	6.000%	8/1/13	8,000	8,614
	Equifax Inc.	6.300%	7/1/17	5,000	4,007
	Hewlett-Packard Co.	6.125%	3/1/14	25,000	27,466
	Hewlett-Packard Co.	5.500%	3/1/18	7,000	7,215
	IBM International Group Capital	5.050%	10/22/12	25,000	26,688
	International Business Machines Corp.	5.700%	9/14/17	19,000	20,439
	International Business Machines Corp.	7.625%	10/15/18	22,500	26,949
	Intuit Inc.	5.750%	3/15/17	5,000	3,938
	Lexmark International Inc.	6.650%	6/1/18	7,000	5,476
	Oracle Corp.	5.250%	1/15/16	13,000	13,348
	Oracle Corp.	5.750%	4/15/18	24,410	25,852
	Pitney Bowes, Inc.	5.000%	3/15/15	10,000	9,823
	Pitney Bowes, Inc.	5.750%	9/15/17	10,050	10,191
	Tyco Electronics Group	6.550%	10/1/17	5,000	4,131
	Xerox Corp.	5.650%	5/15/13	10,000	9,062
	Xerox Corp.	6.350%	5/15/18	10,000	8,276

	Transportation (1.2%)
	American Airlines, Inc.	6.817%	5/23/11	714	528
3	Burlington Northern Railroad Co. Equipment Trust	7.330%	6/23/10	515	516
	Burlington Northern Santa Fe Corp.	8.125%	4/15/20	5,000	5,422
	Canadian National Railway Co.	5.800%	6/1/16	4,000	3,966
	Continental Airlines, Inc.	6.563%	2/15/12	3,000	2,505
3	Continental Airlines, Inc.	6.648%	9/15/17	870	705
3	Continental Airlines, Inc.	6.900%	1/2/18	220	179
3	Continental Airlines, Inc.	9.798%	4/1/21	2,200	1,496
	CSX Corp.	7.375%	2/1/19	5,000	4,747
3	Delta Air Lines, Inc.	6.821%	8/10/22	3,076	2,122
3	Delta Air Lines, Inc.	8.021%	8/10/22	1,525	884
5	ERAC USA Finance Co.	7.950%	12/15/09	10,000	9,641
5	ERAC USA Finance Co.	8.000%	1/15/11	5,740	5,243
	FedEx Corp.	3.500%	4/1/09	2,700	2,706
	Greenbrier Co. Inc.	8.375%	5/15/15	2,540	1,372
3,4	JetBlue Airways Corp.	2.371%	12/15/13	3,950	3,079
4	JetBlue Airways Corp.	2.416%	3/15/14	7,150	4,076
4	JetBlue Airways Corp.	2.599%	11/15/16	4,765	2,632
	Norfolk Southern Corp.	8.625%	5/15/10	10,000	10,425
3	Northwest Airlines Inc.	7.027%	11/1/19	5,000	2,925
	Ryder System Inc.	5.850%	3/1/14	4,000	3,338
	Ryder System Inc.	7.200%	9/1/15	5,000	4,360
	Southwest Airlines Co.	5.250%	10/1/14	11,025	9,110
3	Southwest Airlines Co.	6.150%	8/1/22	3,867	3,179
	Union Pacific Corp.	6.650%	1/15/11	8,223	8,527
5	Union Pacific Corp.	5.214%	9/30/14	6,000	5,540
	Union Pacific Corp.	5.750%	11/15/17	2,500	2,442
3	United Air Lines Inc.	7.186%	4/1/11	2,675	2,528
					2,736,289
Utilities (7.4%)
	Electric (5.0%)
5	AES Panama SA	6.350%	12/21/16	10,800	8,513
	American Water Capital Corp.	6.085%	10/15/17	8,750	7,843
	Appalachian Power Co.	5.650%	8/15/12	4,970	4,968
	Baltimore Gas & Electric Co.	5.900%	10/1/16	5,000	4,515
	Carolina Power & Light Co.	5.300%	1/15/19	4,000	4,175
	Columbus Southern Power	5.500%	3/1/13	10,000	10,160
	Commonwealth Edison Co.	5.950%	8/15/16	5,000	4,812
	Commonwealth Edison Co.	5.800%	3/15/18	8,000	7,597
	Connecticut Light & Power Co.	5.650%	5/1/18	4,000	4,016
	Consolidated Edison Co. of New York	4.875%	2/1/13	7,500	7,585
	Dominion Resources, Inc.	6.400%	6/15/18	4,000	4,124
3	Dominion Resources, Inc.	6.300%	9/30/66	10,990	5,906
	Duke Energy Carolinas LLC	5.750%	11/15/13	12,100	12,952
	Duke Energy Corp.	5.300%	10/1/15	6,000	6,036

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	EDP Finance BV	6.000%	2/2/18	6,000	5,296
	Entergy Gulf States, Inc.	5.250%	8/1/15	10,000	8,883
	FirstEnergy Corp.	6.450%	11/15/11	1,120	1,116
	Florida Power Corp.	5.650%	6/15/18	10,000	10,373
5	FPL Group Capital, Inc.	7.590%	7/10/18	5,675	4,482
3	FPL Group Capital, Inc.	6.350%	10/1/66	10,850	7,584
	Georgia Power Co.	5.400%	6/1/18	5,000	4,984
3,5	GWF Energy LLC	6.131%	12/30/11	1,431	1,459
	Illinois Power	6.125%	11/15/17	5,000	4,462
	Illinois Power	6.250%	4/1/18	5,000	4,486
5	Israel Electric Corp. Ltd.	7.250%	1/15/19	1,675	1,501
5	Israel Electric Corp. Ltd.	9.375%	1/28/20	7,000	7,063
5	ITC Holdings Corp.	6.050%	1/31/18	20,000	18,441
5	Korea East-West Power Co.	4.875%	4/21/11	5,000	4,721
5	Korea East-West Power Co.	5.250%	11/15/12	5,000	4,517
	Metropolitan Edison	7.700%	1/15/19	5,000	5,037
	MidAmerican Energy Co.	5.125%	1/15/13	9,000	9,181
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,000	4,950
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	15,380	18,404
	Nevada Power Co.	6.500%	5/15/18	7,000	6,813
	NiSource Finance Corp.	7.875%	11/15/10	5,594	5,368
	Northeast Utilities	7.250%	4/1/12	4,620	4,561
	Ohio Power Co.	4.850%	1/15/14	5,000	4,775
	Ohio Power Co.	6.000%	6/1/16	4,000	3,886
	Pacific Gas & Electric Co.	4.800%	3/1/14	5,000	5,042
	Pacific Gas & Electric Co.	8.250%	10/15/18	8,195	10,120
	PacifiCorp	5.650%	7/15/18	10,000	10,376
	PacifiCorp	5.500%	1/15/19	5,000	5,138
	PECO Energy Co.	5.950%	11/1/11	15,000	15,433
	PECO Energy Co.	4.750%	10/1/12	4,500	4,491
	Pennsylvania Electric Co.	6.050%	9/1/17	7,000	6,431
4	Pepco Holdings, Inc.	2.828%	6/1/10	3,075	2,818
	Potomac Electric Power	4.950%	11/15/13	5,465	5,416
3	PPL Capital Funding, Inc.	6.700%	3/30/67	15,000	8,422
	Progress Energy, Inc.	7.100%	3/1/11	516	528
	Progress Energy, Inc.	5.625%	1/15/16	5,082	4,744
	Public Service Co. of Colorado	5.500%	4/1/14	7,000	7,332
	Sierra Pacific Power Co.	6.000%	5/15/16	5,000	4,761
	South Carolina Electric & Gas Co.	6.500%	11/1/18	3,480	3,782
	Southern California Edison Co.	5.750%	3/15/14	11,420	12,248
	Southern California Edison Co.	5.500%	8/15/18	2,500	2,624
	Southern Co.	5.300%	1/15/12	7,000	7,338
5	SP PowerAssets Ltd.	5.000%	10/22/13	15,000	15,181
	Tampa Electric Co.	6.375%	8/15/12	2,193	2,222
	TransAlta Corp.	6.650%	5/15/18	5,000	4,508
5	United Electric Distribution	4.700%	4/15/11	10,000	9,925
	Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,243
3	Wisconsin Energy Corp.	6.250%	5/15/67	25,000	13,871

	Natural Gas (2.4%)
	AGL Capital Corp.	7.125%	1/14/11	10,000	10,076
	Atmos Energy Corp.	4.950%	10/15/14	6,420	5,723
	El Paso Natural Gas Co.	5.950%	4/15/17	3,000	2,501
	Enbridge Energy Partners	6.500%	4/15/18	10,000	8,979
3	Enbridge Energy Partners	8.050%	10/1/37	3,280	1,832
	Enbridge Inc.	5.800%	6/15/14	10,000	9,444
	Energy Transfer Partners LP	6.700%	7/1/18	5,000	4,403
	Enterprise Products Operating LP	5.650%	4/1/13	16,975	16,211
3	Enterprise Products Operating LP	8.375%	8/1/66	5,850	3,655
	Equitable Resources Inc.	6.500%	4/1/18	15,000	13,036
5	Florida Gas Transmission	7.625%	12/1/10	5,000	4,914
5	Gulf South Pipeline Co.	6.300%	8/15/17	7,000	6,043
5	Gulfstream Natural Gas Systems	5.560%	11/1/15	8,500	7,193
	KeySpan Gas East Corp.	7.875%	2/1/10	10,000	10,226
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	5,000	4,671

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	National Grid PLC	6.300%	8/1/16	7,000	6,397
5	NGPL Pipeco LLC	7.119%	12/15/17	10,000	9,097
	Northwest Pipeline Corp.	5.950%	4/15/17	10,000	9,269
	ONEOK Partners, LP	6.150%	10/1/16	10,000	9,038
	Panhandle Eastern Pipeline	6.200%	11/1/17	5,000	4,180
	Plains All American Pipeline LP	4.750%	8/15/09	2,850	2,801
4,5	Rockies Express Pipeline LLC	5.100%	8/20/09	10,000	10,000
	Southern California Gas Co.	5.500%	3/15/14	8,179	8,621
3	Southern Union Co.	7.200%	11/1/66	5,175	2,070
	Teppco Partners, LP	6.650%	4/15/18	20,000	17,736
	Trans-Canada Pipelines	6.500%	8/15/18	5,000	4,985
	Trans-Canada Pipelines	7.125%	1/15/19	5,000	5,192
3	Trans-Canada Pipelines	6.350%	5/15/67	4,000	2,093
					613,925

Total Corporate Bonds (Cost $7,657,981)					6,937,228

Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
	China Development Bank	5.000%	10/15/15	1,500	1,510
	Corp. Andina de Fomento	6.875%	3/15/12	4,225	4,076
	Corp. Andina de Fomento	5.200%	5/21/13	5,000	4,435
5	Export-Import Bank of Korea	4.125%	2/10/09	4,800	4,791
	Export-Import Bank of Korea	5.500%	10/17/12	12,700	11,747
5	Gaz Capital SA	6.212%	11/22/16	9,800	7,252
	Korea Development Bank	8.000%	1/23/14	5,000	4,914
5	Korea Highway Corp.	4.875%	4/7/14	5,000	4,281
3	Pemex Finance Ltd.	9.690%	8/15/09	2,250	2,263
	Pemex Project Funding Master Trust	5.750%	3/1/18	5,000	4,250
	Petrobras International Finance	9.125%	7/2/13	3,937	4,409
	Petrobras International Finance	7.750%	9/15/14	400	436
5	Petroleos Mexicanos	8.000%	5/3/19	3,000	2,889
3,5	Petroleum Export/Cayman	5.265%	6/15/11	3,795	3,188
5	Petronas Capital Ltd.	7.000%	5/22/12	15,000	15,518
3,5	Ras Laffan Liquefied Natural Gas Co. Ltd.	3.437%	9/15/09	2,034	2,025
3,5	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	15,020	11,702
	Republic of Korea	4.250%	6/1/13	9,325	9,058
	Republic of Panama	7.250%	3/15/15	5,000	5,188
5	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	4,000	3,427
5	Taqa Abu Dhabi National Energy Co.	6.165%	10/25/17	10,000	8,640
5	Trans Capital Investment	5.670%	3/5/14	17,450	13,084

Total Sovereign Bonds (Cost $144,973)					129,083

Taxable Municipal Bonds (0.2%)
3,4	Florida Hurricane Catastrophe Fund Finance Corp. Rev.	1.113%	10/15/12	14,210	12,625
	New York City NY IDA Special Fac. Rev. (American Airlines Inc.
	J.F.K International Project)	7.500%	8/1/16	1,825	1,532
	Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	9,870	5,675

Total Taxable Municipal Bonds (Cost $25,812)					19,832

Tax-Exempt Municipal Bonds (0.5%)
	California GO CP	9.750%	2/3/09	23,790	23,790
	California GO CP	9.750%	2/3/09	16,400	16,400

Total Tax-Exempt Municipal Bonds (Cost $40,190)					40,190

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
			Market
			Value
	Coupon	Shares	($000)
Preferred Stocks (0.4%)
Aspen Insurance Holdings	7.401%	76,950	1,096
Axis Capital Holdings	7.500%	50,000	2,000
Bank of America Corp.	5.908%	213,775	1,612
Bank of America Corp.	1.250%	44,600	310
Goldman Sachs Group, Inc.	6.050%	582,000	7,904
7 Lehman Brothers Holdings	7.250%	8,740	6
Santander Financial	6.800%	117,650	2,004
Southern California Edison Co.	5.349%	211,400	16,774
SunTrust Banks, Inc.	6.224%	105,500	1,245
Zions Bancorp.	6.214%	86,350	768

Total Preferred Stocks (Cost $65,720)			33,719

Temporary Cash Investment (4.6%)

Money Market Fund (4.6%)
8 Vanguard Market Liquidity Fund (Cost $385,314)	0.780%	385,313,890	385,314

Total Investments (100.5%) (Cost $9,151,921)			8,379,632

Other Assets and Liabilities—Net (–0.5%)			(38,040)

Net Assets (100%)			8,341,592

1 Securities with a value of $12,599,000 have been segregated as initial margin for open futures contracts.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Adjustable-rate security.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $829,100,000, representing 9.9% of net assets.

6 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the temporary Liquidity Guarantee Program.

7 Non-income-producing security--security in default.

8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CP—Commercial Paper.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.9%)

U.S. Government Securities (3.4%)
	U.S. Treasury Bond	4.500%	5/15/38	102,000	118,512
	U.S. Treasury STRIPS	0.000%	2/15/36	217,000	81,815
					200,327
Agency Bonds and Notes (2.5%)
1	Federal Home Loan Bank	5.500%	7/15/36	52,000	58,371
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	35,000	44,169
1	Federal National Mortgage Assn.	6.625%	11/15/30	36,000	46,309
					148,849
Conventional Mortgage-Backed Securities (0.0%)
1,2	Federal National Mortgage Assn.	15.500%	10/1/12	1	1

Total U.S. Government and Agency Obligations (Cost $342,959)					349,177

Corporate Bonds (78.1%)

Finance (26.1%)
	Banking (17.1%)
	Abbey National PLC	7.950%	10/26/29	15,000	12,470
	Banc One Corp.	7.750%	7/15/25	25,000	25,527
	Banc One Corp.	7.625%	10/15/26	10,000	10,155
	Banc One Corp.	8.000%	4/29/27	15,000	15,792
	Bank of America Corp.	5.650%	5/1/18	25,000	22,662
	Bank of America Corp.	6.000%	10/15/36	60,000	53,879
	BB&T Corp.	5.250%	11/1/19	20,000	17,771
	Bear Stearns Co., Inc.	7.250%	2/1/18	15,000	15,933
	Citigroup, Inc.	6.125%	5/15/18	15,000	13,757
	Citigroup, Inc.	6.625%	1/15/28	25,000	22,175
	Citigroup, Inc.	6.625%	6/15/32	38,000	29,208
	Citigroup, Inc.	5.875%	2/22/33	5,000	3,615
	Citigroup, Inc.	6.000%	10/31/33	32,900	24,125
	Citigroup, Inc.	5.850%	12/11/34	16,500	13,564
	Citigroup, Inc.	6.125%	8/25/36	21,335	15,082
	Citigroup, Inc.	5.875%	5/29/37	15,000	11,414
	Comerica Bank	5.200%	8/22/17	25,000	19,090
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	28,000	27,939
	Goldman Sachs Group, Inc.	6.150%	4/1/18	7,000	6,393
	Goldman Sachs Group, Inc.	7.500%	2/15/19	10,240	9,999
	Goldman Sachs Group, Inc.	6.125%	2/15/33	55,725	47,119
	Goldman Sachs Group, Inc.	6.450%	5/1/36	15,000	10,919
	Goldman Sachs Group, Inc.	6.750%	10/1/37	66,660	51,192
3	HBOS Treasury Services PLC	6.000%	11/1/33	41,500	26,056
	HSBC Bank USA	5.875%	11/1/34	45,700	40,722
	HSBC Bank USA	5.625%	8/15/35	28,000	23,759
	HSBC Holdings PLC	7.625%	5/17/32	21,200	21,430
	HSBC Holdings PLC	6.500%	9/15/37	5,000	4,604
	HSBC Holdings PLC	6.800%	6/1/38	28,000	26,461
	JPMorgan Chase & Co.	6.400%	5/15/38	71,000	70,124
	Mellon Funding Corp.	5.500%	11/15/18	8,800	8,114
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	11,000	10,538
	Merrill Lynch & Co., Inc.	6.875%	11/15/18	16,000	15,173
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	10,000	8,152
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	15,000	11,430
	Merrill Lynch & Co., Inc.	7.750%	5/14/38	26,000	25,282
	Morgan Stanley Dean Witter	7.250%	4/1/32	20,000	17,807
	National City Corp.	6.875%	5/15/19	10,000	9,278
	NationsBank Corp.	6.800%	3/15/28	35,000	31,000
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	26,125	20,002
	SunTrust Banks, Inc.	5.400%	4/1/20	10,000	8,886
	Wachovia Bank NA	5.850%	2/1/37	20,700	18,794
	Wachovia Bank NA	6.600%	1/15/38	39,925	39,649
	Wachovia Corp.	6.605%	10/1/25	30,000	27,140
	Wachovia Corp.	5.500%	8/1/35	10,730	7,570
	Wells Fargo & Co.	5.375%	2/7/35	37,000	32,167

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo Bank NA	5.950%	8/26/36	22,670	21,015

	Finance Companies (2.5%)
	CIT Group, Inc.	6.000%	4/1/36	3,023	1,723
	General Electric Capital Corp.	6.750%	3/15/32	117,095	103,511
	General Electric Capital Corp.	5.875%	1/14/38	32,905	25,596
	General Electric Capital Corp.	6.875%	1/10/39	17,685	15,626

	Insurance (6.5%)
	ACE INA Holdings, Inc.	6.700%	5/15/36	30,000	25,683
	Aetna, Inc.	6.750%	12/15/37	10,000	8,932
	Allstate Corp.	5.550%	5/9/35	14,075	11,459
	Allstate Corp.	5.950%	4/1/36	8,000	6,794
	American General Corp.	6.625%	2/15/29	33,000	17,078
	American Re Corp.	7.450%	12/15/26	8,500	8,117
	AXA Financial, Inc.	7.000%	4/1/28	34,910	26,346
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	47,500	30,118
3	John Hancock Mutual Life Insurance Co.	7.375%	2/15/24	30,000	31,251
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	28,335	21,263
	Lincoln National Corp.	6.150%	4/7/36	13,900	9,514
2,3	Massachusetts Mutual Life	7.625%	11/15/23	15,970	14,964
	MetLife, Inc.	6.375%	6/15/34	15,000	14,278
	MetLife, Inc.	5.700%	6/15/35	5,000	4,263
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	32,174
3	New York Life Insurance	5.875%	5/15/33	60,275	48,130
	Principal Financial Group, Inc.	6.050%	10/15/36	16,500	12,973
	Prudential Financial, Inc.	5.750%	7/15/33	23,000	15,619
	Prudential Financial, Inc.	5.400%	6/13/35	10,000	6,375
	Travelers Property Casualty Corp.	7.750%	4/15/26	25,000	25,904
	UnitedHealth Group, Inc.	5.800%	3/15/36	12,000	9,393
	XL Capital Ltd.	6.375%	11/15/24	8,500	4,626
					1,536,643
Industrial (39.9%)
	Basic Industry (1.6%)
	Aluminum Co. of America	6.750%	1/15/28	45,000	29,259
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	22,100	22,042
	Monsanto Co.	5.500%	7/30/35	15,000	13,093
	Morton International, Inc.	9.750%	6/1/20	10,000	10,602
	Potash Corp. of Saskatchewan	5.875%	12/1/36	5,000	4,020
	PPG Industries, Inc.	9.000%	5/1/21	9,750	10,311
	Weyerhaeuser Co.	7.375%	3/15/32	9,000	6,186

	Capital Goods (4.2%)
	3M Co.	5.700%	3/15/37	25,000	24,573
	Boeing Co.	6.625%	2/15/38	16,000	16,314
	Boeing Co.	7.875%	4/15/43	8,000	9,166
	Caterpillar, Inc.	6.625%	7/15/28	35,000	33,709
	Deere & Co.	7.125%	3/3/31	15,000	15,424
3	Hutchison Whampoa International Ltd.	7.450%	11/24/33	45,000	40,806
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	35,000	36,787
3	Siemens Financieringsmat	6.125%	8/17/26	27,000	25,481
	United Technologies Corp.	7.500%	9/15/29	15,000	17,205
	United Technologies Corp.	6.125%	7/15/38	26,500	27,238

	Communication (11.8%)
	AT&T Inc.	6.300%	1/15/38	13,000	12,623
	AT&T Inc.	6.550%	2/15/39	10,000	10,008
	AT&T Wireless	8.750%	3/1/31	50,000	58,663
	Bell Telephone Co. of Pennsylvania	8.350%	12/15/30	6,260	6,092
	BellSouth Corp.	6.875%	10/15/31	40,000	39,773
	BellSouth Corp.	6.000%	11/15/34	40,000	38,359
	CBS Corp.	7.875%	7/30/30	40,000	26,665
	Comcast Corp.	5.650%	6/15/35	30,500	26,647
	Comcast Corp.	6.450%	3/15/37	14,500	14,000

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Cox Communications, Inc.	6.450%	12/1/36	10,000	8,401
Deutsche Telekom International Finance	8.750%	6/15/30	30,000	37,232
France Telecom	8.500%	3/1/31	64,730	82,836
GTE Corp.	6.940%	4/15/28	20,000	18,255
Indiana Bell Telephone Co., Inc.	7.300%	8/15/26	20,000	19,342
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	25,628
New Jersey Bell Telephone Co.	8.000%	6/1/22	25,000	24,910
News America Inc.	6.200%	12/15/34	11,750	10,166
News America Inc.	6.400%	12/15/35	28,000	26,058
Pacific Bell	7.125%	3/15/26	10,000	10,149
Telefonica Emisiones SAU	7.045%	6/20/36	5,000	5,557
Telefonica Europe BV	8.250%	9/15/30	15,500	17,709
Time Warner Cable Inc.	6.550%	5/1/37	40,000	37,680
Verizon Communications Corp.	6.250%	4/1/37	20,000	18,688
Verizon Communications Corp.	6.400%	2/15/38	17,815	17,529
Verizon Communications Corp.	6.900%	4/15/38	6,285	6,524
Verizon Communications Corp.	8.950%	3/1/39	9,575	11,815
Verizon Global Funding Corp.	7.750%	12/1/30	29,500	32,396
Verizon Global Funding Corp.	5.850%	9/15/35	30,000	27,285
Verizon Maryland, Inc.	5.125%	6/15/33	12,000	8,701
3 Verizon Wireless Capital	8.500%	11/15/18	12,000	13,583

Consumer Cyclical (2.9%)
CVS Caremark Corp.	6.250%	6/1/27	24,000	22,333
Dayton Hudson Corp.	6.650%	8/1/28	15,000	13,886
Lowe's Cos., Inc.	6.500%	3/15/29	26,010	23,770
Target Corp.	7.000%	7/15/31	20,000	18,872
The Walt Disney Co.	7.000%	3/1/32	10,000	11,623
Time Warner, Inc.	6.625%	5/15/29	10,775	9,471
Time Warner, Inc.	6.500%	11/15/36	10,000	8,813
Viacom Inc.	6.875%	4/30/36	10,000	7,437
Wal-Mart Stores, Inc.	7.550%	2/15/30	40,000	48,310
Wal-Mart Stores, Inc.	6.500%	8/15/37	5,000	5,580

Consumer Noncyclical (12.6%)
Altria Group, Inc.	9.950%	11/10/38	19,000	20,501
Amgen Inc.	6.375%	6/1/37	20,000	20,808
Amgen Inc.	6.400%	2/1/39	15,805	16,400
Anheuser-Busch Cos., Inc.	6.750%	12/15/27	3,500	3,009
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	6,900	6,213
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	11,460	8,904
3 Anheuser-Busch Cos., Inc.	8.200%	1/15/39	14,995	15,206
Archer-Daniels-Midland Co.	6.750%	12/15/27	11,000	11,029
AstraZeneca PLC	6.450%	9/15/37	60,000	65,554
Becton, Dickinson & Co.	7.000%	8/1/27	8,300	8,860
Becton, Dickinson & Co.	6.700%	8/1/28	4,375	4,583
Bestfoods	6.625%	4/15/28	30,000	30,000
Bristol-Myers Squibb Co.	6.800%	11/15/26	10,000	11,190
3 Cargill Inc.	6.125%	9/15/36	23,000	17,966
Coca-Cola Enterprises Inc.	6.950%	11/15/26	10,000	9,825
Coca-Cola Enterprises Inc.	6.700%	10/15/36	4,350	4,128
CPC International, Inc.	7.250%	12/15/26	30,000	31,947
Eli Lilly & Co.	7.125%	6/1/25	12,125	13,432
Eli Lilly & Co.	5.500%	3/15/27	33,375	31,814
General Mills, Inc.	5.650%	2/15/19	4,470	4,548
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	21,995	21,289
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	8,830	9,708
Hershey Foods Corp.	7.200%	8/15/27	20,461	20,619
Johnson & Johnson	6.950%	9/1/29	22,457	26,518
Johnson & Johnson	5.850%	7/15/38	17,000	18,456
Kellogg Co.	7.450%	4/1/31	18,800	21,799
Kraft Foods, Inc.	6.500%	11/1/31	15,000	14,193
Pepsi Bottling Group, Inc.	7.000%	3/1/29	17,000	18,500
Pharmacia Corp.	6.750%	12/15/27	28,000	29,460
Philip Morris International Inc.	6.375%	5/16/38	22,050	23,264

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	6.450%	1/15/26	27,000	29,262
Procter & Gamble Co.	5.500%	2/1/34	25,000	24,261
Procter & Gamble Co.	5.550%	3/5/37	12,000	11,959
2 Procter & Gamble Co. ESOP	9.360%	1/1/21	35,552	43,587
Schering-Plough Corp.	6.750%	12/1/33	30,320	29,872
Sysco Corp.	6.500%	8/1/28	9,000	9,076
Wyeth	5.950%	4/1/37	50,000	52,288

Energy (3.7%)
Burlington Resources, Inc.	7.400%	12/1/31	25,000	26,059
ChevronTexaco Corp.	8.625%	11/15/31	13,000	15,263
Conoco, Inc.	6.950%	4/15/29	2,660	2,771
ConocoPhillips	7.000%	3/30/29	10,000	10,301
ConocoPhillips	5.900%	10/15/32	20,300	19,489
ConocoPhillips	6.500%	2/1/39	8,300	8,220
Encana Corp.	6.500%	8/15/34	10,000	7,426
Halliburton Co.	8.750%	2/15/21	10,000	11,791
Mobil Corp.	8.625%	8/15/21	22,000	27,998
Shell International Finance BV	6.375%	12/15/38	35,005	36,596
Tosco Corp.	7.800%	1/1/27	15,000	16,499
Tosco Corp.	8.125%	2/15/30	20,000	22,883
XTO Energy, Inc.	6.750%	8/1/37	12,195	11,431

Other Industrial (0.6%)
Eaton Corp.	7.625%	4/1/24	15,000	15,407
Eaton Corp.	5.250%	6/15/35	10,800	7,904
Princeton University	5.700%	3/1/39	13,300	12,618

Technology (1.7%)
International Business Machines Corp.	7.000%	10/30/25	50,000	55,096
International Business Machines Corp.	8.000%	10/15/38	25,000	30,975
International Business Machines Corp.	7.000%	10/30/45	4,500	4,830
Oracle Corp.	6.500%	4/15/38	10,000	10,868

Transportation (0.8%)
Burlington Northern Santa Fe Corp.	6.875%	12/1/27	25,000	23,377
Norfolk Southern Corp.	7.800%	5/15/27	18,500	20,063
				2,343,478
Utilities (12.1%)
Electric (10.5%)
Alabama Power Co.	5.700%	2/15/33	12,800	11,673
Appalachian Power Co.	6.700%	8/15/37	50,000	42,869
Arizona Public Service Co.	5.625%	5/15/33	9,000	5,641
Baltimore Gas & Electric Co.	6.350%	10/1/36	10,000	7,832
Carolina Power & Light Co.	5.700%	4/1/35	7,500	7,087
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	14,018
Consolidated Edison Co. of New York	5.100%	6/15/33	9,600	7,993
Consolidated Edison Co. of New York	6.200%	6/15/36	14,000	13,510
Duke Energy Carolinas LLC	6.100%	6/1/37	50,000	47,274
3 E. ON International Finance BV	6.650%	4/30/38	13,955	13,145
Florida Power & Light Co.	5.625%	4/1/34	16,275	16,061
Florida Power & Light Co.	5.400%	9/1/35	10,000	9,560
Florida Power Corp.	6.750%	2/1/28	22,375	24,331
Indiana Michigan Power Co.	6.050%	3/15/37	15,000	12,134
MidAmerican Energy Holdings Co.	6.125%	4/1/36	24,000	21,135
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	50,000	49,871
Northern States Power Co.	7.125%	7/1/25	30,000	32,915
Northern States Power Co.	6.200%	7/1/37	50,000	50,171
Oklahoma Gas & Electric Co.	6.500%	4/15/28	12,770	11,452
PacifiCorp	6.100%	8/1/36	15,000	14,470
PacifiCorp	6.250%	10/15/37	3,700	3,640
PacifiCorp	6.350%	7/15/38	20,000	20,284
PacifiCorp	6.000%	1/15/39	12,000	12,297

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Potomac Electric Power	7.900%	12/15/38	2,800	3,262
PSE&G Power LLC	8.625%	4/15/31	15,000	15,764
Puget Sound Energy Inc.	6.724%	6/15/36	10,000	8,237
3 Rochester Gas & Electric	8.000%	12/15/33	5,000	4,755
South Carolina Electric & Gas Co.	6.625%	2/1/32	35,000	36,705
Southern California Edison Co.	6.000%	1/15/34	8,800	8,773
Tampa Electric Co.	6.150%	5/15/37	35,000	28,872
Virginia Electric & Power Co.	6.000%	5/15/37	53,525	51,250
Wisconsin Electric Power Co.	5.700%	12/1/36	10,365	8,978

Natural Gas (1.6%)
KeySpan Corp.	5.875%	4/1/33	12,000	8,532
KeySpan Corp.	5.803%	4/1/35	10,000	6,858
San Diego Gas & Electric	6.000%	6/1/26	25,000	24,934
Texas Eastern Transmission	7.000%	7/15/32	17,000	13,530
Trans-Canada Pipelines	7.625%	1/15/39	41,800	43,159
				712,972

Total Corporate Bonds (Cost $4,950,363)				4,593,093

Sovereign Bonds (U.S. Dollar-Denominated) (4.0%)
3 Electricite DE France	6.950%	1/26/39	20,000	20,192
International Bank for Reconstruction & Development	7.625%	1/19/23	38,320	52,703
International Bank for Reconstruction & Development	4.750%	2/15/35	30,300	30,875
Province of British Columbia	6.500%	1/15/26	13,800	16,819
Province of Quebec	7.500%	9/15/29	24,500	30,942
Province of Saskatchewan	8.500%	7/15/22	5,000	7,462
Quebec Hydro Electric	9.400%	2/1/21	40,000	59,720
Republic of Italy	6.875%	9/27/23	17,700	20,278

Total Sovereign Bonds (Cost $211,028)				238,991

Taxable Municipal Bonds (6.6%)
Commonwealth Financing Auth. Pennsylvania Rev.	5.197%	6/1/26	25,000	22,646
Illinois (Taxable Pension) GO	4.950%	6/1/23	4,000	3,711
Illinois (Taxable Pension) GO	5.100%	6/1/33	145,000	125,667
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	50,002	47,808
New York City NY Transitional Finance Auth. Rev.	5.210%	8/1/17	51,980	48,456
North Carolina Duke Univ. Rev.	5.850%	4/1/37	38,850	37,145
Oregon Community College Dist.	5.440%	6/30/23	10,595	10,255
Oregon School Board Assn.	4.759%	6/30/28	15,000	12,083
President and Fellows of Harvard College	6.300%	10/1/37	56,345	58,666
Wisconsin Public Service Rev.	5.700%	5/1/26	23,025	20,110

Total Taxable Municipal Bonds (Cost $425,958)				386,547

Temporary Cash Investment (1.4%)
Repurchase Agreement
UBS Securities LLC (Dated 1/31/09, Repurchase Value
$80,143,000, collateralized by U.S. Treasury Note
6.000%, 8/15/09) (Cost $80,141)	0.250%	2/2/09	80,141	80,141

Total Investments (96.0%) (Cost $6,010,449)				5,647,949

Other Assets and Liabilities—Net (4.0%)				235,862

Net Assets (100%)				5,883,811

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $333,373,000, representing 5.7% of net assets.

GO—General Obligation Bond.

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.9%)
	U.S. Treasury Note	4.875%	7/31/11	78,020	85,237
	U.S. Treasury Note	4.000%	11/15/12	69,315	75,867
	U.S. Treasury Note	4.250%	8/15/13	56,900	63,622

Total U.S. Government and Agency Obligations (Cost $205,762)					224,726

Corporate Bonds (88.6%)

Finance (1.8%)
	Banking (0.3%)
	Chevy Chase Savings Bank	6.875%	12/1/13	23,595	19,167

	Finance Companies (0.2%)
1	General Motors Acceptance Corp. LLC	8.000%	11/1/31	27,815	16,967

	Insurance (0.5%)
	Provident Funding Mortgage Loan Trust	7.000%	7/15/18	31,750	23,361
^	UnumProvident Corp.	6.750%	12/15/28	20,560	14,019
	UnumProvident Corp.	7.375%	6/15/32	6,295	4,540

	Other Finance (0.3%)
	Lender Process Services	8.125%	7/1/16	23,530	22,530

	Real Estate Investment Trusts (0.5%)
1	Rouse Co.	6.750%	5/1/13	79,660	25,491
	Rouse Co.	5.375%	11/26/13	38,885	13,026
					139,101
Industrial (71.8%)
	Basic Industry (9.0%)
	Arcelormittal	6.500%	4/15/14	42,615	35,059
	Arch Western Finance	6.750%	7/1/13	68,890	65,446
2,3	Calpine Corp.	4.335%	3/29/14	87,018	66,134
	Cascades Inc.	7.250%	2/15/13	38,615	21,914
	Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	39,685	34,129
	Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	104,410	86,399
	Georgia-Pacific Corp.	8.125%	5/15/11	34,730	33,514
1	Georgia-Pacific Corp.	7.125%	1/15/17	78,040	71,016
	Georgia-Pacific Corp.	8.000%	1/15/24	19,405	14,166
	IMC Global, Inc.	7.300%	1/15/28	22,500	18,563
	International Paper Co.	7.950%	6/15/18	39,550	31,863
	Methanex Corp.	8.750%	8/15/12	28,910	26,453
1	Mosaic Co.	7.375%	12/1/14	8,060	7,657
1	Mosaic Co.	7.625%	12/1/16	6,715	6,379
2,3	Mylan Inc.	3.750%	12/11/17	1,882	1,712
2,3	Mylan Inc.	4.750%	12/11/17	23,230	21,139
2,3	Mylan Inc.	6.750%	12/11/17	3,982	3,624
	Neenah Paper Inc.	7.375%	11/15/14	28,380	15,467
	Novelis Inc.	7.250%	2/15/15	91,615	52,679
	US Steel Corp.	7.000%	2/1/18	68,085	50,139
1	Vedanta Resources PLC	9.500%	7/18/18	70,390	40,826

	Capital Goods (5.3%)
	Alliant Techsystems Inc.	6.750%	4/1/16	25,410	24,267
	Allied Waste North America Inc.	5.750%	2/15/11	6,805	6,635
	Allied Waste North America Inc.	6.375%	4/15/11	16,170	16,008
	Allied Waste North America Inc.	7.250%	3/15/15	7,680	7,526
	Allied Waste North America Inc.	7.125%	5/15/16	20,280	19,773
	Allied Waste North America Inc.	6.875%	6/1/17	46,800	44,694
1	Ashtead Capital Inc.	9.000%	8/15/16	22,555	13,420
^,1	Ashtead Holding PLC	8.625%	8/1/15	10,310	6,173
	Ball Corp.	6.625%	3/15/18	18,800	17,766
	Case New Holland Inc.	7.125%	3/1/14	60,100	43,572
	Crown Americas Inc.	7.625%	11/15/13	16,740	16,740
	Crown Americas Inc.	7.750%	11/15/15	20,635	20,816

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fisher Scientific International Inc.	6.125%	7/1/15	12,700	12,361
L-3 Communications Corp.	7.625%	6/15/12	24,850	24,726
L-3 Communications Corp.	6.125%	7/15/13	8,425	7,920
L-3 Communications Corp.	6.375%	10/15/15	16,190	15,259
Owens Corning, Inc.	6.500%	12/1/16	12,668	9,273
Owens-Brockway Glass Container, Inc.	8.250%	5/15/13	2,915	2,944
Texas Industries Inc.	7.250%	7/15/13	19,470	14,651
United Rentals NA Inc.	6.500%	2/15/12	92,250	75,645
^ United Rentals NA Inc.	7.750%	11/15/13	28,350	18,357

Communication (18.1%)
CanWest Media Inc.	8.000%	9/15/12	73,909	17,738
1 CanWest MediaWorks LP	9.250%	8/1/15	48,575	7,772
1 Charter Communications OPT LLC	8.000%	4/30/12	92,235	78,861
1 Charter Communications OPT LLC	8.375%	4/30/14	76,940	63,860
Citizens Communications	9.250%	5/15/11	72,390	72,752
Cricket Communications I	9.375%	11/1/14	45,775	42,113
1 Cricket Communications I	10.000%	7/15/15	2,430	2,242
CSC Holdings, Inc.	8.125%	7/15/09	7,420	7,476
CSC Holdings, Inc.	8.125%	8/15/09	19,355	19,549
CSC Holdings, Inc.	7.625%	4/1/11	28,955	28,665
CSC Holdings, Inc.	6.750%	4/15/12	24,195	23,167
1 CSC Holdings, Inc.	8.500%	4/15/14	21,905	21,467
CSC Holdings, Inc.	7.875%	2/15/18	29,580	26,622
CSC Holdings, Inc.	7.625%	7/15/18	79,045	70,350
DirecTV Holdings	6.375%	6/15/15	70,665	66,955
DirecTV Holdings	7.625%	5/15/16	38,895	38,117
EchoStar DBS Corp.	6.375%	10/1/11	16,660	15,827
GCI Inc.	7.250%	2/15/14	53,475	46,523
^ Intelsat Bermuda Ltd.	7.625%	4/15/12	33,950	27,160
Intelsat Bermuda Ltd.	6.500%	11/1/13	46,555	33,287
1 Intelsat Corp.	9.250%	8/15/14	58,350	54,849
1 Intelsat Subsidiary Holding Co. Ltd.	8.500%	1/15/13	61,265	57,895
1 Intelsat Subsidiary Holding Co. Ltd.	8.875%	1/15/15	3,500	3,220
^ Lamar Media Corp.	7.250%	1/1/13	9,725	7,999
^ Lamar Media Corp.	6.625%	8/15/15	18,680	14,010
Liberty Media Corp.	5.700%	5/15/13	75,450	56,399
Liberty Media Corp.	8.500%	7/15/29	9,730	5,230
Liberty Media Corp.	8.250%	2/1/30	44,115	23,712
Mediacom Broadband LLC	8.500%	10/15/15	47,845	40,907
Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	33,945	29,702
Medianews Group Inc.	6.875%	10/1/13	26,317	855
MetroPCS Wireless Inc.	9.250%	11/1/14	23,170	21,548
MetroPCS Wireless Inc.	9.250%	11/1/14	53,515	49,769
4 Quebecor Media Inc.	7.750%	3/15/16	41,340	32,245
Quebecor Media Inc.	7.750%	3/15/16	48,600	37,908
Qwest Capital Funding, Inc.	7.900%	8/15/10	12,740	12,326
Qwest Capital Funding, Inc.	7.250%	2/15/11	19,450	17,991
Qwest Communications International Inc.	8.875%	3/15/12	90,455	89,777
Qwest Communications International Inc.	7.500%	10/1/14	10,505	9,507
Sprint Capital Corp.	7.625%	1/30/11	40,200	33,728
Sprint Capital Corp.	6.900%	5/1/19	24,395	16,360
Sprint Nextel Corp.	6.000%	12/1/16	26,850	18,349
US West Communications Group	6.875%	9/15/33	27,265	19,086
1 Videotron Ltd.	9.125%	4/15/18	15,655	15,342
Windstream Corp.	8.125%	8/1/13	11,565	11,348
Windstream Corp.	8.625%	8/1/16	18,090	17,683
Windstream Corp.	7.000%	3/15/19	9,720	8,456

Consumer Cyclical (10.3%)
AMC Entertainment Inc.	8.000%	3/1/14	23,190	17,392
Corrections Corp. of America	6.250%	3/15/13	12,065	11,673
Corrections Corp. of America	6.750%	1/31/14	6,300	6,080
2 Ford Motor Credit Co.	5.544%	4/15/09	40,570	38,643
Ford Motor Credit Co.	7.375%	10/28/09	9,750	8,751
Ford Motor Credit Co.	7.000%	10/1/13	124,665	77,292

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Ford Motor Credit Co.	5.000%	12/15/13	156,342	56,283
	Ford Motor Credit Co.	8.000%	12/15/16	40,750	25,061
	Host Hotels & Resorts LP	7.000%	8/15/12	19,450	17,310
	Host Hotels & Resorts LP	6.875%	11/1/14	41,280	34,056
	Host Marriott LP	7.125%	11/1/13	79,045	67,583
	Mandalay Resort Group	9.375%	2/15/10	34,730	28,479
	Marquee Holdings Inc.	9.505%	8/15/14	33,535	21,630
	Marquee Inc.	8.625%	8/15/12	23,910	21,818
	MGM Mirage, Inc.	8.500%	9/15/10	83,325	67,077
	MGM Mirage, Inc.	8.375%	2/1/11	7,855	4,477
	MGM Mirage, Inc.	6.750%	9/1/12	34,305	20,240
^	Rite Aid Corp	10.375%	7/15/16	38,900	25,285
	Rite Aid Corp.	7.500%	3/1/17	22,610	13,227
	Seneca Gaming Corp.	7.250%	5/1/12	28,640	22,912
	Service Corp. International	7.375%	10/1/14	10,990	10,441
	Service Corp. International	6.750%	4/1/16	11,548	10,422
	Service Corp. International	7.000%	6/15/17	41,725	38,074
	Service Corp. International	7.625%	10/1/18	35,040	31,536
	Tenneco Automotive Inc.	10.250%	7/15/13	10,147	6,900
1	TRW Automotive Inc.	7.000%	3/15/14	96,785	44,521
1	TRW Automotive Inc.	7.250%	3/15/17	44,280	19,483
	Wynn Las Vegas LLC	6.625%	12/1/14	36,780	26,574
^	Wynn Las Vegas LLC	6.625%	12/1/14	40,825	29,496

	Consumer Noncyclical (13.0%)
	Aramark Corp.	8.500%	2/1/15	74,595	72,171
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	6,550	6,026
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	10,295	8,493
	Biomet, Inc.	10.000%	10/15/17	49,165	50,025
	Biomet, Inc.	11.625%	10/15/17	16,995	15,975
	Community Health Systems	8.875%	7/15/15	94,810	91,492
	Constellation Brands Inc.	7.250%	9/1/16	65,188	62,580
	Constellation Brands Inc.	7.250%	5/15/17	21,735	20,703
	Delhaize America Inc.	9.000%	4/15/31	4,865	5,490
2	Elan Financial PLC	6.149%	11/15/11	30,775	22,773
	Elan Financial PLC	7.750%	11/15/11	73,235	58,222
	Elan Financial PLC	8.875%	12/1/13	41,715	28,575
	Fisher Scientific International Inc.	6.750%	8/15/14	13,585	13,405
	HCA Inc.	5.750%	3/15/14	9,135	6,075
	HCA Inc.	6.375%	1/15/15	96,955	66,414
	HCA Inc.	6.500%	2/15/16	69,575	49,398
	HCA Inc.	9.250%	11/15/16	66,165	62,030
	HCA Inc.	7.690%	6/15/25	4,510	2,007
	Omnicare, Inc.	6.125%	6/1/13	6,565	5,941
	Omnicare, Inc.	6.750%	12/15/13	14,435	13,425
	Omnicare, Inc.	6.875%	12/15/15	15,615	14,210
	Reynolds American Inc.	7.250%	6/1/13	41,050	40,229
	Reynolds American Inc.	7.300%	7/15/15	36,460	32,495
	Smithfield Foods, Inc.	8.000%	10/15/09	7,345	7,235
	Smithfield Foods, Inc.	7.000%	8/1/11	2,380	1,940
	Smithfield Foods, Inc.	7.750%	7/1/17	63,120	42,606
	SUPERVALU Inc.	7.500%	5/15/12	14,365	13,862
	SUPERVALU Inc.	7.500%	11/15/14	29,630	28,148
	Tenet Healthcare Corp.	6.500%	6/1/12	13,690	11,842
	Tenet Healthcare Corp.	7.375%	2/1/13	13,755	11,210
	Tenet Healthcare Corp.	9.875%	7/1/14	63,575	51,655
	Tenet Healthcare Corp.	9.250%	2/1/15	11,445	9,099
	Tyson Foods, Inc.	8.250%	10/1/11	18,525	17,336
	Tyson Foods, Inc.	7.850%	4/1/16	23,350	19,255
	Ventas Realty LP/Capital Corp.	6.750%	6/1/10	7,650	7,459
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	24,485	20,751
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	16,405	14,539
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	17,655	14,654

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (12.6%)
Chesapeake Energy Corp.	9.500%	2/15/15	11,030	10,782
Chesapeake Energy Corp.	6.625%	1/15/16	48,625	40,967
Chesapeake Energy Corp.	6.875%	1/15/16	39,920	34,431
Chesapeake Energy Corp.	6.500%	8/15/17	72,645	59,932
Chesapeake Energy Corp.	6.250%	1/15/18	45,220	36,628
Encore Acquisition Co.	6.250%	4/15/14	5,010	4,058
Encore Acquisition Co.	6.000%	7/15/15	17,645	14,116
Forest Oil Corp.	8.000%	12/15/11	21,660	20,794
Forest Oil Corp.	7.750%	5/1/14	11,805	10,802
Forest Oil Corp.	7.250%	6/15/19	38,860	32,254
Hornbeck Offshore Services	6.125%	12/1/14	36,695	26,237
Newfield Exploration Co.	6.625%	4/15/16	23,985	21,287
Newfield Exploration Co.	7.125%	5/15/18	56,260	49,790
OPTI Canada Inc.	7.875%	12/15/14	24,135	10,740
OPTI Canada Inc.	8.250%	12/15/14	41,470	19,491
Peabody Energy Corp.	6.875%	3/15/13	35,550	34,750
Peabody Energy Corp.	7.375%	11/1/16	69,675	67,933
Peabody Energy Corp.	7.875%	11/1/26	47,685	40,532
Petrohawk Energy Corp.	9.125%	7/15/13	13,465	12,388
1 Petrohawk Energy Corp.	10.500%	8/1/14	32,320	30,381
1 Petrohawk Energy Corp.	7.875%	6/1/15	27,920	23,034
1 Petroplus Finance Ltd.	6.750%	5/1/14	57,300	41,256
1 Petroplus Finance Ltd.	7.000%	5/1/17	51,725	36,207
Pioneer Natural Resources Co.	5.875%	7/15/16	35,730	27,859
Pioneer Natural Resources Co.	6.650%	3/15/17	68,845	54,781
Pioneer Natural Resources Co.	6.875%	5/1/18	38,405	29,922
Pioneer Natural Resources Co.	7.200%	1/15/28	12,855	7,874
Plains Exploration & Production Co.	7.750%	6/15/15	9,715	8,841
Plains Exploration & Production Co.	7.000%	3/15/17	15,685	13,175
Plains Exploration & Production Co.	7.625%	6/1/18	17,780	15,113
Pride International Inc.	7.375%	7/15/14	50,760	48,666
1 Sandridge Energy Inc.	8.000%	6/1/18	26,645	20,783
1 Southwestern Energy	7.500%	2/1/18	44,155	41,726
Whiting Petroleum Corp.	7.250%	5/1/12	17,725	15,066
Whiting Petroleum Corp.	7.250%	5/1/13	21,975	18,129
Whiting Petroleum Corp.	7.000%	2/1/14	3,950	3,160

Other Industrial (0.2%)
RBS Global & Rexnord Corp.	9.500%	8/1/14	18,020	15,497
UCAR Finance, Inc.	10.250%	2/15/12	1,159	1,056

Technology (1.6%)
Affiliated Computer Services	5.200%	6/1/15	39,725	29,397
Flextronics International Ltd.	6.500%	5/15/13	12,530	10,337
Flextronics International Ltd.	6.250%	11/15/14	24,300	18,833
Freescale Semiconductor	8.875%	12/15/14	64,180	11,552
Sensata Technologies	8.000%	5/1/14	14,520	6,389
SunGard Data Systems, Inc.	9.125%	8/15/13	58,500	48,555

Transportation (1.7%)
2 Avis Budget Car Rental	4.649%	5/15/14	8,045	2,414
Avis Budget Car Rental	7.625%	5/15/14	57,285	18,331
Avis Budget Car Rental	7.750%	5/15/16	45,750	14,640
4 Continental Airlines, Inc.	9.798%	4/1/21	31,908	21,698
Continental Airlines, Inc.	6.903%	4/19/22	20,905	13,379
Hertz Corp.	8.875%	1/1/14	66,555	43,760
Hertz Corp.	10.500%	1/1/16	32,355	16,986
				5,618,678
Utilities (15.0%)
Electric (11.4%)
1 AES Corp.	8.750%	5/15/13	17,839	17,928
AES Corp.	7.750%	10/15/15	49,640	46,537
AES Corp.	8.000%	10/15/17	18,905	17,818

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2009
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 AES Corp.	8.000%	6/1/20	19,980	18,182
Aquila Inc.	7.950%	2/1/11	42,960	42,960
Aquila Inc.	11.875%	7/1/12	4,815	5,068
Dynegy Inc.	8.375%	5/1/16	75,465	61,315
Dynegy Inc.	7.750%	6/1/19	59,450	46,074
Edison Mission Energy	7.500%	6/15/13	11,865	11,450
Edison Mission Energy	7.000%	5/15/17	29,670	27,519
Edison Mission Energy	7.200%	5/15/19	29,640	27,046
1 Intergen NV	9.000%	6/30/17	57,635	53,024
1 IPALCO Enterprises, Inc.	7.250%	4/1/16	11,985	11,056
Mirant North America LLC	7.375%	12/31/13	59,415	57,633
Nevada Power Co.	6.500%	4/15/12	9,945	10,055
Nevada Power Co.	5.875%	1/15/15	15,895	15,153
NRG Energy Inc.	7.250%	2/1/14	30,145	28,939
NRG Energy Inc.	7.375%	2/1/16	94,705	90,917
NRG Energy Inc.	7.375%	1/15/17	69,725	65,716
Reliant Energy, Inc.	6.750%	12/15/14	86,930	79,976
Reliant Energy, Inc.	7.875%	6/15/17	20,000	16,100
Texas Competitive Electric Holdings Co. LLC	0.000%	11/1/15	77,800	57,961
TXU Corp.	5.550%	11/15/14	64,890	33,905
TXU Corp.	6.500%	11/15/24	77,300	26,862
TXU Corp.	6.550%	11/15/34	66,345	22,889

Natural Gas (3.6%)
El Paso Corp.	12.000%	12/12/13	16,685	17,853
El Paso Corp.	7.000%	6/15/17	21,395	19,790
El Paso Corp.	7.250%	6/1/18	66,150	60,527
Kinder Morgan, Inc.	5.350%	1/5/11	4,820	4,531
Kinder Morgan, Inc.	6.500%	9/1/12	9,630	8,956
Kinder Morgan, Inc.	5.700%	1/5/16	19,450	16,824
1 NGPL Pipeco LLC	7.119%	12/15/17	45,555	41,443
Suburban Propane Partners	6.875%	12/15/13	23,690	21,795
1 Williams Cos., Inc.	6.375%	10/1/10	5,710	5,482
Williams Cos., Inc.	8.125%	3/15/12	38,775	38,000
Williams Cos., Inc.	7.500%	1/15/31	26,750	21,734
Williams Partners LP	7.500%	6/15/11	16,660	16,202
Williams Partners LP	7.250%	2/1/17	13,625	12,058
				1,177,278

Total Corporate Bonds (Cost $8,651,674)				6,935,057

Sovereign Bonds (0.3%)
1 Fresenius US Finance II (Cost $26,510)	9.000%	7/15/15	28,475	28,689

Temporary Cash Investments (6.8%)

Repurchase Agreement (6.5%)
BNP Paribas Securities Corp.
(Dated 1/30/09, Repurchase Value
$509,136,000, collateralized by U.S. Treasury Bond
5.500%–7.125%, 2/15/23–8/15/28)	0.260%	2/2/09	509,125	509,125

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2009
			Market
			Value
	Coupon	Shares	($000)
Money Market Fund (0.3%)
5,6 Vanguard Market Liquidity Fund	0.780%	22,447,180	22,447
Total Temporary Cash Investments (Cost $531,572)			531,572
Total Investments (98.6%) (Cost $9,415,518)			7,720,044
Other Assets and Liabilities—Net (1.4%)[6]			108,902
Net Assets (100%)			7,828,946

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $21,891,000.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the aggregate value of these securities was $926,632,000, representing 11.8% of net assets.

2 Adjustable-rate security.

3 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2009, the aggregate value of these securities was $148,892,000, representing 1.9% of net assets.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Includes $22,447,000 of collateral received for securities on loan.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) as of January 31, 2009, and for the year then ended and have issued our unqualified report thereon dated March 20, 2009. Our audits included audits of the Funds’ schedules of investments as of January 31, 2009. These schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA

March 20, 2009

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© 2009 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA390 032009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2010: $249,000

Fiscal Year Ended January 31, 2009: $268,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2010: $3,354,640
Fiscal Year Ended January 31, 2009: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2010: $876,210
Fiscal Year Ended January 31, 2009: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2010: $423,070
Fiscal Year Ended January 31, 2009: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2010: $0
Fiscal Year Ended January 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2010: $423,070
Fiscal Year Ended January 31, 2009: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 26, 2010

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 26, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.